UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Series Growth & Income

Fund

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Life of Fund A
Fidelity Advisor® Series Growth & Income Fund B	5.29%	16.93%

A From December 6, 2012

B Prior to August 1, 2013, Fidelity Advisor® Series Growth & Income Fund was named Fidelity Advisor Series Mega Cap Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Series Growth & Income Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund lagged the benchmark S&P 500® Index. (For specific results, please see the Performance section of this report.) Versus the S&P 500®, positioning in health care hurt most, especially a non-benchmark stake in U.K.-based GlaxoSmithKline. The firm struggled amid some company-specific challenges and a weaker British pound. As the stock's valuation fell, I increased our stake. Also in health care, we were hurt by not owning Gilead Sciences, a strong-performing benchmark component. Stock picking in energy detracted, especially Canada's Suncor Energy, a non-benchmark holding that was held back by lower oil prices and a surge in the U.S. dollar against the Canadian dollar. The fund's overweighting in integrated energy company Chevron hurt, although my decision to largely avoid its larger competitor, Exxon Mobil, added value. Exxon Mobil was sold by period end. Also adding value was stock picking in the financials sector, notably a sizable position in JPMorgan Chase, our largest holding and a company that provided what I considered a compelling risk/reward trade-off. My picks in the retailing industry added to relative performance, led by positions in home-improvement retailers Target and Lowe's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Actual	.67%	$ 1,000.00	$ 1,016.40	$ 3.35
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.5	4.2
Apple, Inc.	3.7	3.6
General Electric Co.	3.4	3.1
Microsoft Corp.	2.9	3.1
Citigroup, Inc.	2.7	2.3
Bank of America Corp.	2.6	2.3
Target Corp.	2.3	2.4
Comcast Corp. Class A (special) (non-vtg.)	2.0	2.0
Procter & Gamble Co.	2.0	2.2
Chevron Corp.	2.0	2.4
	28.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	21.1
Information Technology	21.1	19.5
Industrials	12.9	13.3
Health Care	10.5	9.3
Consumer Discretionary	9.8	10.8
Asset Allocation (% of fund's net assets)
As of June 30, 2015*		As of December 31, 2014**
	Stocks 98.8%		Stocks 99.0%
	Convertible Securities 1.0%		Convertible Securities 0.9%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%†
* Foreign investments	11.9%	** Foreign investments	12.1%

† Amount represents less than 0.1%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.2%
Harley-Davidson, Inc.	35,900	$ 2,022,965
Diversified Consumer Services - 0.3%
H&R Block, Inc.	142,400	4,222,160
Hotels, Restaurants & Leisure - 1.2%
Interval Leisure Group, Inc.	14,700	335,895
Las Vegas Sands Corp.	81,000	4,258,170
Yum! Brands, Inc.	119,201	10,737,626
		15,331,691
Household Durables - 0.3%
Tupperware Brands Corp.	49,300	3,181,822
Leisure Products - 0.1%
Mattel, Inc.	68,300	1,754,627
Media - 4.3%
Comcast Corp. Class A (special) (non-vtg.)	429,490	25,743,631
Scripps Networks Interactive, Inc. Class A	50,050	3,271,769
Sinclair Broadcast Group, Inc. Class A (e)	139,471	3,892,636
Time Warner, Inc.	180,941	15,816,053
Viacom, Inc. Class B (non-vtg.)	87,000	5,623,680
		54,347,769
Multiline Retail - 2.3%
Dillard's, Inc. Class A	3,700	389,203
Target Corp.	357,963	29,220,520
		29,609,723
Specialty Retail - 1.1%
Lowe's Companies, Inc.	213,177	14,276,464
TOTAL CONSUMER DISCRETIONARY		124,747,221
CONSUMER STAPLES - 8.7%
Beverages - 2.9%
Diageo PLC	241,182	6,984,580
Molson Coors Brewing Co. Class B	19,400	1,354,314
PepsiCo, Inc.	78,694	7,345,298
SABMiller PLC	82,429	4,279,227
The Coca-Cola Co.	443,348	17,392,542
		37,355,961
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.1%
CVS Health Corp.	88,390	$ 9,270,343
Walgreens Boots Alliance, Inc.	54,138	4,571,413
		13,841,756
Household Products - 2.0%
Procter & Gamble Co.	326,417	25,538,866
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	13,600	1,178,576
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	129,785	14,049,226
Imperial Tobacco Group PLC	39,223	1,890,166
Philip Morris International, Inc.	159,787	12,810,124
Reynolds American, Inc.	63,004	4,703,879
		33,453,395
TOTAL CONSUMER STAPLES		111,368,554
ENERGY - 8.8%
Energy Equipment & Services - 1.1%
Ensco PLC Class A	243,000	5,411,610
Oceaneering International, Inc.	107,600	5,013,084
Schlumberger Ltd.	47,920	4,130,225
		14,554,919
Oil, Gas & Consumable Fuels - 7.7%
Apache Corp.	140,547	8,099,724
Chevron Corp.	258,188	24,907,396
ConocoPhillips Co.	111,200	6,828,792
EQT Midstream Partners LP	25,100	2,046,654
Foresight Energy LP	33,900	430,530
Golar LNG Ltd.	96,700	4,525,560
Imperial Oil Ltd.	227,200	8,776,942
Kinder Morgan, Inc.	86,800	3,332,252
Legacy Reserves LP	163,600	1,402,052
Markwest Energy Partners LP	165,671	9,340,531
PrairieSky Royalty Ltd. (h)	86,500	2,182,238
Suncor Energy, Inc.	617,490	17,006,930
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
The Williams Companies, Inc.	138,774	$ 7,964,240
Williams Partners LP	20,980	1,016,061
		97,859,902
TOTAL ENERGY		112,414,821
FINANCIALS - 22.9%
Banks - 15.4%
Bank of America Corp.	1,986,937	33,817,668
Citigroup, Inc.	613,531	33,891,452
Comerica, Inc.	89,600	4,598,272
Commerce Bancshares, Inc.	38,800	1,814,676
Fifth Third Bancorp	142,100	2,958,522
First Republic Bank	10,800	680,724
FirstMerit Corp.	90,900	1,893,447
JPMorgan Chase & Co.	840,998	56,986,018
Lloyds Banking Group PLC	548,000	735,525
M&T Bank Corp.	32,100	4,010,253
PNC Financial Services Group, Inc.	77,044	7,369,259
Regions Financial Corp.	495,700	5,135,452
Standard Chartered PLC (United Kingdom)	461,445	7,388,213
SunTrust Banks, Inc.	284,350	12,232,737
U.S. Bancorp	288,171	12,506,621
UMB Financial Corp.	29,900	1,704,898
Wells Fargo & Co.	147,200	8,278,528
		196,002,265
Capital Markets - 5.3%
Charles Schwab Corp.	248,754	8,121,818
Greenhill & Co., Inc.	8,800	363,704
Invesco Ltd.	18,000	674,820
KKR & Co. LP	380,778	8,700,777
Morgan Stanley	222,680	8,637,757
Northern Trust Corp.	124,010	9,481,805
Oaktree Capital Group LLC Class A	41,200	2,191,016
State Street Corp.	264,674	20,379,898
The Blackstone Group LP	131,800	5,386,666
TPG Specialty Lending, Inc. (e)	174,630	2,968,710
		66,906,971
Diversified Financial Services - 0.1%
IntercontinentalExchange Group, Inc.	7,998	1,788,433
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 1.5%
Brown & Brown, Inc.	26,460	$ 869,476
Marsh & McLennan Companies, Inc.	52,019	2,949,477
MetLife, Inc.	201,339	11,272,971
Principal Financial Group, Inc.	87,200	4,472,488
		19,564,412
Real Estate Investment Trusts - 0.3%
American Tower Corp.	3,500	326,515
First Potomac Realty Trust	30,879	318,054
Lamar Advertising Co. Class A	11,000	632,280
Sabra Health Care REIT, Inc.	38,200	983,268
WP Carey, Inc.	21,700	1,278,998
		3,539,115
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. (a)	62,400	710,112
Radian Group, Inc.	192,152	3,604,772
		4,314,884
TOTAL FINANCIALS		292,116,080
HEALTH CARE - 9.7%
Biotechnology - 1.8%
Amgen, Inc.	90,265	13,857,483
Biogen, Inc. (a)	17,500	7,068,950
Intercept Pharmaceuticals, Inc. (a)	7,200	1,737,936
		22,664,369
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	73,691	3,616,754
Ansell Ltd.	49,724	924,202
Medtronic PLC	84,668	6,273,899
St. Jude Medical, Inc.	26,700	1,950,969
Zimmer Biomet Holdings, Inc.	50,800	5,548,884
		18,314,708
Health Care Providers & Services - 1.6%
Cardinal Health, Inc.	34,600	2,894,290
Express Scripts Holding Co. (a)	32,700	2,908,338
McKesson Corp.	52,225	11,740,702
Patterson Companies, Inc.	63,377	3,083,291
		20,626,621
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 4.9%
AbbVie, Inc.	31,700	$ 2,129,923
Astellas Pharma, Inc.	134,400	1,916,862
GlaxoSmithKline PLC sponsored ADR	363,240	15,128,946
Johnson & Johnson	228,774	22,296,314
Novartis AG sponsored ADR	40,932	4,025,253
Teva Pharmaceutical Industries Ltd. sponsored ADR	240,049	14,186,896
Theravance, Inc. (e)	148,200	2,677,974
		62,362,168
TOTAL HEALTH CARE		123,967,866
INDUSTRIALS - 12.9%
Aerospace & Defense - 2.3%
Meggitt PLC	548,400	4,018,845
Rolls-Royce Group PLC	26,900	367,720
The Boeing Co.	114,479	15,880,527
United Technologies Corp.	78,720	8,732,410
		28,999,502
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	11,500	717,485
FedEx Corp.	9,900	1,686,960
PostNL NV (a)	783,500	3,482,585
United Parcel Service, Inc. Class B	168,870	16,365,192
		22,252,222
Airlines - 0.2%
Copa Holdings SA Class A	36,200	2,989,758
Building Products - 0.2%
Lennox International, Inc.	21,100	2,272,259
Commercial Services & Supplies - 0.7%
ADT Corp. (e)	163,900	5,502,123
KAR Auction Services, Inc.	92,797	3,470,608
		8,972,731
Electrical Equipment - 0.8%
Emerson Electric Co.	96,300	5,337,909
Hubbell, Inc. Class B	44,937	4,865,778
		10,203,687
Industrial Conglomerates - 3.4%
General Electric Co.	1,612,766	42,851,193
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.9%
Deere & Co.	47,200	$ 4,580,760
Donaldson Co., Inc.	40,500	1,449,900
IMI PLC	102,100	1,804,777
Joy Global, Inc.	18,700	676,940
Pentair PLC	20,100	1,381,875
Valmont Industries, Inc.	7,700	915,299
Xylem, Inc.	12,800	474,496
		11,284,047
Professional Services - 0.1%
Acacia Research Corp.	69,700	611,269
Road & Rail - 2.1%
CSX Corp.	362,012	11,819,692
J.B. Hunt Transport Services, Inc.	97,565	8,009,111
Kansas City Southern	40,100	3,657,120
Norfolk Southern Corp.	42,880	3,745,997
		27,231,920
Trading Companies & Distributors - 0.5%
Watsco, Inc.	51,451	6,366,547
TOTAL INDUSTRIALS		164,035,135
INFORMATION TECHNOLOGY - 21.0%
Communications Equipment - 3.0%
Cisco Systems, Inc.	674,640	18,525,614
QUALCOMM, Inc.	322,310	20,186,275
		38,711,889
Internet Software & Services - 2.9%
Google, Inc.:
Class A (a)	32,059	17,313,142
Class C	28,234	14,696,079
Yahoo!, Inc. (a)	113,186	4,447,078
		36,456,299
IT Services - 5.7%
Cognizant Technology Solutions Corp. Class A (a)	73,302	4,478,019
Fidelity National Information Services, Inc.	40,111	2,478,860
IBM Corp.	86,074	14,000,797
Leidos Holdings, Inc.	9,800	395,626
MasterCard, Inc. Class A	162,250	15,167,130
Paychex, Inc.	308,814	14,477,200
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
The Western Union Co.	165,130	$ 3,357,093
Unisys Corp. (a)	148,800	2,974,512
Visa, Inc. Class A	235,380	15,805,767
		73,135,004
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Corp. Class A	119,437	6,149,811
Marvell Technology Group Ltd.	158,200	2,085,867
Maxim Integrated Products, Inc.	80,100	2,769,458
		11,005,136
Software - 3.6%
Microsoft Corp.	824,008	36,379,953
Oracle Corp.	232,213	9,358,184
		45,738,137
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	373,006	46,784,278
EMC Corp.	422,000	11,136,580
First Data Holdings, Inc. Class B (i)	911,424	4,292,807
		62,213,665
TOTAL INFORMATION TECHNOLOGY		267,260,130
MATERIALS - 3.5%
Chemicals - 2.9%
Airgas, Inc.	73,419	7,766,262
E.I. du Pont de Nemours & Co.	57,730	3,691,834
LyondellBasell Industries NV Class A	12,000	1,242,240
Monsanto Co.	120,314	12,824,269
Potash Corp. of Saskatchewan, Inc.	124,510	3,855,922
Syngenta AG (Switzerland)	17,787	7,257,486
Tronox Ltd. Class A	63,089	922,992
		37,561,005
Containers & Packaging - 0.1%
Packaging Corp. of America	17,300	1,081,077
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	249,000	4,636,380
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Domtar Corp.	22,300	$ 923,220
International Paper Co.	6,700	318,853
		1,242,073
TOTAL MATERIALS		44,520,535
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
TDC A/S	98,600	723,009
Verizon Communications, Inc.	358,459	16,707,774
		17,430,783
UTILITIES - 0.1%
Electric Utilities - 0.1%
Southern Co.	33,400	1,399,460
TOTAL COMMON STOCKS (Cost $1,116,555,474)		1,259,260,585
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(i)	12,494	6,201
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	29,496	10,533,612
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,389,151)		10,539,813
Convertible Bonds - 0.2%
	Principal Amount (d)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Tesla Motors, Inc. 1.25% 3/1/21	$ 590,000	577,094
Convertible Bonds - continued
	Principal Amount (d)	Value
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
3% 2/27/17	$ 820,000	$ 722,904
5% 10/15/18 (i)	808,323	665,549
Peabody Energy Corp. 4.75% 12/15/41	1,920,000	324,000
		1,712,453
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19 (f)	880,000	786,500
TOTAL CONVERTIBLE BONDS (Cost $4,363,329)		3,076,047
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g)
(Cost $829,308)	EUR	540,000	642,879
Money Market Funds - 0.8%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	3,567,137	3,567,137
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	7,186,950	7,186,950
TOTAL MONEY MARKET FUNDS (Cost $10,754,087)		10,754,087
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,140,891,349)		1,284,273,411
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(9,497,035)
NET ASSETS - 100%		$ 1,274,776,376
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,429,379 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,964,557 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 5% 10/15/18	10/16/13 - 4/15/15	$ 808,323
First Data Holdings, Inc. Class B	6/26/14	$ 3,645,696
NJOY, Inc. Series D	2/14/14	$ 211,475
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,243
Fidelity Securities Lending Cash Central Fund	150,425
Total	$ 154,668
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 124,753,422	$ 124,747,221	$ -	$ 6,201
Consumer Staples	111,368,554	104,383,974	6,984,580	-
Energy	112,414,821	112,414,821	-	-
Financials	292,116,080	291,380,555	735,525	-
Health Care	134,501,478	134,501,478	-	-
Industrials	164,035,135	164,035,135	-	-
Information Technology	267,260,130	262,967,323	-	4,292,807
Materials	44,520,535	37,263,049	7,257,486	-
Telecommunication Services	17,430,783	17,430,783	-	-
Utilities	1,399,460	1,399,460	-	-
Corporate Bonds	3,076,047	-	3,076,047	-
Preferred Securities	642,879	-	642,879	-
Money Market Funds	10,754,087	10,754,087	-	-
Total Investments in Securities:	$ 1,284,273,411	$ 1,261,277,886	$ 18,696,517	$ 4,299,008
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.1%
United Kingdom	4.7%
Canada	2.5%
Israel	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value (including securities loaned of $6,983,258) - See accompanying schedule: Unaffiliated issuers (cost $1,130,137,262)	$ 1,273,519,324
Fidelity Central Funds (cost $10,754,087)	10,754,087
Total Investments (cost $1,140,891,349)		$ 1,284,273,411
Cash		2,828
Foreign currency held at value (cost $13,540)		13,546
Receivable for investments sold		3,976,223
Receivable for fund shares sold		12,561
Dividends receivable		2,100,684
Interest receivable		19,759
Distributions receivable from Fidelity Central Funds		11,910
Other receivables		90,985
Total assets		1,290,501,907

Liabilities
Payable for investments purchased
Regular delivery	$ 3,294,045
Delayed delivery	195,156
Payable for fund shares redeemed	4,271,651
Accrued management fee	488,798
Other affiliated payables	226,223
Other payables and accrued expenses	62,708
Collateral on securities loaned, at value	7,186,950
Total liabilities		15,725,531

Net Assets		$ 1,274,776,376
Net Assets consist of:
Paid in capital		$ 1,084,618,896
Undistributed net investment income		4,996,141
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,781,269
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		143,380,070
Net Assets, for 92,986,242 shares outstanding		$ 1,274,776,376
Net Asset Value, offering price and redemption price per share ($1,274,776,376 ÷ 92,986,242 shares)		$ 13.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 32,294,889
Interest		253,810
Income from Fidelity Central Funds		154,668
Total income		32,703,367

Expenses
Management fee	$ 5,947,986
Transfer agent fees	2,322,968
Accounting and security lending fees	424,764
Custodian fees and expenses	100,134
Independent trustees' compensation	5,568
Registration fees	(858)
Audit	53,830
Legal	3,382
Interest	2,704
Miscellaneous	9,198
Total expenses before reductions	8,869,676
Expense reductions	(38,328)	8,831,348
Net investment income (loss)		23,872,019
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	60,452,998
Foreign currency transactions	14,913
Total net realized gain (loss)		60,467,911
Change in net unrealized appreciation (depreciation) on: Investment securities	(14,067,897)
Assets and liabilities in foreign currencies	(3,378)
Total change in net unrealized appreciation (depreciation)		(14,071,275)
Net gain (loss)		46,396,636
Net increase (decrease) in net assets resulting from operations		$ 70,268,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,872,019	$ 19,332,713
Net realized gain (loss)	60,467,911	34,990,144
Change in net unrealized appreciation (depreciation)	(14,071,275)	137,216,115
Net increase (decrease) in net assets resulting from operations	70,268,655	191,538,972
Distributions to shareholders from net investment income	(22,269,148)	(13,325,330)
Distributions to shareholders from net realized gain	(47,511,266)	(12,109,121)
Total distributions	(69,780,414)	(25,434,451)
Share transactions
Proceeds from sales of shares	113,636,273	1,214,105,931
Reinvestment of distributions	69,780,414	25,434,451
Cost of shares redeemed	(266,983,046)	(217,746,396)
Net increase (decrease) in net assets resulting from share transactions	(83,566,359)	1,021,793,986
Total increase (decrease) in net assets	(83,078,118)	1,187,898,507

Net Assets
Beginning of period	1,357,854,494	169,955,987
End of period (including undistributed net investment income of $4,497,255 and undistributed net investment income of $6,351,276, respectively)	$ 1,274,776,376	$ 1,357,854,494
Other Information Shares
Sold	8,362,947	99,056,916
Issued in reinvestment of distributions	5,206,880	2,006,948
Redeemed	(19,477,685)	(16,855,464)
Net increase (decrease)	(5,907,858)	84,208,400

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.73	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.23	.08
Net realized and unrealized gain (loss)	.45	2.33	1.50
Total from investment operations	.70	2.56	1.58
Distributions from net investment income	(.23)	(.15)	(.01)
Distributions from net realized gain	(.49)	(.25)	-
Total distributions	(.72)	(.40)	(.01)
Net asset value, end of period	$ 13.71	$ 13.73	$ 11.57
Total ReturnB, C	5.29%	22.48%	15.80%
Ratios to Average Net AssetsE, H
Expenses before reductions	.67%	.69%	.84%A
Expenses net of fee waivers, if any	.67%	.69%	.84%A
Expenses net of all reductions	.67%	.69%	.83%A
Net investment income (loss)	1.80%	1.83%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,274,776	$ 1,357,854	$ 169,956
Portfolio turnover rateF	38%	60% I	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to June 30, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Advisor Series Growth & Income Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, passive foreign investment companies (PFIC), certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 191,333,336
Gross unrealized depreciation	(48,906,472)
Net unrealized appreciation (depreciation) on securities	$ 142,426,864

Tax Cost	$ 1,141,846,547

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 12,572,009
Undistributed long-term capital gain	$ 37,231,378
Net unrealized appreciation (depreciation)	$ 142,426,199

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 53,939,771	$ 25,434,451
Long-term Capital Gains	15,840,643	-
Total	$ 69,780,414	$ 25,434,451

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $497,198,928 and $627,784,391, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,865 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,490,037.34%		$ 2,704

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,966 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $150,425. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,250 for the period.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses during the period in the amount of $23,078.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Advisor Series Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Growth & Income Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Growth & Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-207-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth & Income Fund voted to pay on August 10, 2015, to shareholders of record at the opening of business on August 7, 2015, a distribution of $0.479 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $47,150,357, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 24%, 24%, 53%, 57%, and 100% of the dividends distributed in July, August, October, December, and April, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 29%, 29%, 61%, 66%, and 100% of the dividends distributed in July, August, October, December, and April, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AMHTI-ANN-0815
1.950941.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Fund

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Fund	10.52%	16.53%	7.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund, a class of the fund, on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager John Avery: For the year, the fund's share classes handily topped the benchmark S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, a significant reduction in the fund's energy exposure the past 12 months turned out to be a good call, as positioning here contributed most. In fact, our top relative contributor was Exxon Mobil, a weak-performing index name we didn't own at all the past year. Information technology contributed almost as much as energy, mostly due to good stock picks. In semiconductors, the fund owned two non-benchmark stocks - Freescale Semiconductor and Netherlands-based NXP Semiconductors - that notably lifted our results. Both stocks gained ground because of strong earnings growth, and in early March, NXP agreed to buy Freescale at a premium. CVS Health (formerly CVS Caremark) further contributed. Conversely, Google detracted, as shares of the Internet search provider were particularly weak in the fourth quarter of 2014. A non-index stake in crane manufacturer Manitowoc also hurt. Lastly, shares of single-serving beverage provider Keurig Green Mountain, where the fund had a sizable overweighting, suffered a large negative return, most of it in the second quarter. I liquidated the position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Fidelity Fund	.52%
Actual		$ 1,000.00	$ 1,042.90	$ 2.63
HypotheticalA		$ 1,000.00	$ 1,022.22	$ 2.61
Class K	.41%
Actual		$ 1,000.00	$ 1,043.40	$ 2.08
HypotheticalA		$ 1,000.00	$ 1,022.76	$ 2.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.9	4.6
The Walt Disney Co.	2.6	2.3
Facebook, Inc. Class A	2.4	2.0
Starbucks Corp.	2.2	1.6
Wells Fargo & Co.	2.2	2.6
Amphenol Corp. Class A	2.2	2.2
JPMorgan Chase & Co.	2.1	2.1
CVS Health Corp.	1.9	2.4
Allergan PLC	1.8	1.7
Bank of America Corp.	1.8	2.3
	24.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.7	23.1
Financials	20.1	19.4
Health Care	17.3	17.5
Consumer Discretionary	14.6	9.7
Industrials	8.0	10.2
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *		As of December 31, 2014 **
	Stocks and Equity Futures 99.4%		Stocks and Equity Futures 99.4%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.6%
* Foreign investments	14.3%	** Foreign investments	9.8%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.6%
Delphi Automotive PLC	350,000	$ 29,782
Automobiles - 0.5%
Tesla Motors, Inc. (a)	105,000	28,167
Diversified Consumer Services - 0.4%
ServiceMaster Global Holdings, Inc.	600,000	21,702
Hotels, Restaurants & Leisure - 2.5%
Las Vegas Sands Corp.	300,000	15,771
Starbucks Corp.	2,083,996	111,733
		127,504
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	160,000	69,454
Media - 4.5%
Comcast Corp. Class A	1,370,700	82,434
Liberty Global PLC Class C (a)	300,000	15,189
The Walt Disney Co.	1,162,800	132,722
		230,345
Specialty Retail - 2.5%
AutoZone, Inc. (a)	72,300	48,217
L Brands, Inc.	350,000	30,006
TJX Companies, Inc.	709,100	46,921
		125,144
Textiles, Apparel & Luxury Goods - 2.2%
NIKE, Inc. Class B	624,100	67,415
VF Corp.	634,700	44,264
		111,679
TOTAL CONSUMER DISCRETIONARY		743,777
CONSUMER STAPLES - 4.5%
Food & Staples Retailing - 1.9%
CVS Health Corp.	915,200	95,986
Food Products - 1.2%
Mondelez International, Inc.	1,529,600	62,928
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	492,300	$ 42,663
Tobacco - 0.6%
Imperial Tobacco Group PLC	600,000	28,914
TOTAL CONSUMER STAPLES		230,491
ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp.	285,650	22,298
Cheniere Energy Partners LP	871,900	26,898
EOG Resources, Inc.	321,400	28,139
EQT Midstream Partners LP	348,700	28,433
Kinder Morgan, Inc.	908,800	34,889
MPLX LP	488,100	34,841
The Williams Companies, Inc.	525,700	30,170
YPF SA Class D sponsored ADR	500,000	13,715
		219,383
FINANCIALS - 20.1%
Banks - 9.5%
Bank of America Corp.	5,288,200	90,005
Citigroup, Inc.	1,520,600	83,998
Comerica, Inc.	500,000	25,660
JPMorgan Chase & Co.	1,613,900	109,358
M&T Bank Corp.	200,000	24,986
SunTrust Banks, Inc.	891,300	38,344
Wells Fargo & Co.	1,978,367	111,263
		483,614
Capital Markets - 4.3%
E*TRADE Financial Corp. (a)	1,481,700	44,377
Goldman Sachs Group, Inc.	333,400	69,611
Invesco Ltd.	1,227,000	46,000
Morgan Stanley	1,568,200	60,830
		220,818
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	653,900	89,002
McGraw Hill Financial, Inc.	765,725	76,917
Moody's Corp.	405,200	43,745
		209,664
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 1.2%
American International Group, Inc.	947,500	$ 58,574
Real Estate Investment Trusts - 1.0%
American Tower Corp.	384,100	35,833
Easterly Government Properties, Inc.	893,700	14,228
		50,061
TOTAL FINANCIALS		1,022,731
HEALTH CARE - 17.3%
Biotechnology - 6.9%
Actelion Ltd.	175,000	25,606
Amgen, Inc.	521,300	80,030
Biogen, Inc. (a)	210,100	84,868
Genmab A/S (a)	295,000	25,656
Gilead Sciences, Inc.	723,800	84,743
Seattle Genetics, Inc. (a)	314,300	15,212
Vertex Pharmaceuticals, Inc. (a)	275,000	33,957
		350,072
Health Care Equipment & Supplies - 2.6%
Boston Scientific Corp. (a)	3,262,000	57,737
Medtronic PLC	959,700	71,114
NxStage Medical, Inc. (a)	372,417	5,320
		134,171
Health Care Providers & Services - 1.2%
McKesson Corp.	261,600	58,810
Life Sciences Tools & Services - 1.8%
Illumina, Inc. (a)	157,364	34,362
Thermo Fisher Scientific, Inc.	457,700	59,391
		93,753
Pharmaceuticals - 4.8%
Allergan PLC (a)	296,900	90,097
Endo Health Solutions, Inc. (a)	475,000	37,834
Jazz Pharmaceuticals PLC (a)	110,000	19,368
Shire PLC sponsored ADR	191,800	46,318
Teva Pharmaceutical Industries Ltd. sponsored ADR	653,900	38,645
Theravance, Inc. (d)	746,233	13,484
		245,746
TOTAL HEALTH CARE		882,552
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 8.0%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	570,400	$ 58,164
Huntington Ingalls Industries, Inc.	285,500	32,144
Textron, Inc.	1,446,100	64,539
		154,847
Air Freight & Logistics - 0.6%
FedEx Corp.	191,100	32,563
Industrial Conglomerates - 2.2%
Danaher Corp.	703,200	60,187
General Electric Co.	2,000,000	53,140
		113,327
Machinery - 1.4%
Deere & Co.	544,900	52,883
Manitowoc Co., Inc.	861,400	16,883
		69,766
Road & Rail - 0.8%
Union Pacific Corp.	413,400	39,426
TOTAL INDUSTRIALS		409,929
INFORMATION TECHNOLOGY - 21.7%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc.	2,118,100	25,163
Electronic Equipment & Components - 2.8%
Amphenol Corp. Class A	1,916,776	111,116
TE Connectivity Ltd.	500,000	32,150
		143,266
Internet Software & Services - 5.4%
Facebook, Inc. Class A (a)	1,439,200	123,433
Google, Inc.:
Class A (a)	130,600	70,529
Class C	156,027	81,214
		275,176
IT Services - 3.5%
Fidelity National Information Services, Inc.	600,400	37,105
MasterCard, Inc. Class A	710,300	66,399
Visa, Inc. Class A	1,096,400	73,623
		177,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.9%
Freescale Semiconductor, Inc. (a)	823,685	$ 32,923
Mellanox Technologies Ltd. (a)	300,000	14,577
NXP Semiconductors NV (a)	508,198	49,905
		97,405
Software - 2.1%
Adobe Systems, Inc. (a)	1,024,400	82,987
Salesforce.com, Inc. (a)	325,000	22,630
		105,617
Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	2,008,900	251,966
Samsung Electronics Co. Ltd.	24,725	28,003
		279,969
TOTAL INFORMATION TECHNOLOGY		1,103,723
MATERIALS - 6.9%
Chemicals - 5.9%
Agrium, Inc. (d)	261,600	27,725
Airgas, Inc.	215,200	22,764
CF Industries Holdings, Inc.	872,000	56,052
E.I. du Pont de Nemours & Co.	566,700	36,240
Ecolab, Inc.	377,500	42,684
LyondellBasell Industries NV Class A	483,100	50,011
Monsanto Co.	578,500	61,662
		297,138
Construction Materials - 1.0%
Martin Marietta Materials, Inc.	154,300	21,835
Vulcan Materials Co.	362,299	30,408
		52,243
TOTAL MATERIALS		349,381
TOTAL COMMON STOCKS (Cost $3,642,951)		4,961,967
U.S. Treasury Obligations - 0.2%
	Principal Amount (000s)	Value (000s)
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 8/6/15 to 8/20/15 (e) (Cost $8,920)	$ 8,920	$ 8,920
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	139,693,671	139,694
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	39,741,300	39,741
TOTAL MONEY MARKET FUNDS (Cost $179,435)		179,435
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $3,831,306)		5,150,322
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(54,607)
NET ASSETS - 100%		$ 5,095,715
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
995 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2015	$ 102,206	$ (2,198)

The face value of futures purchased as a percentage of net assets is 2%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,453,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 146
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 1,268
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 743,777	$ 743,777	$ -	$ -
Consumer Staples	230,491	230,491	-	-
Energy	219,383	219,383	-	-
Financials	1,022,731	1,022,731	-	-
Health Care	882,552	882,552	-	-
Industrials	409,929	409,929	-	-
Information Technology	1,103,723	1,103,723	-	-
Materials	349,381	349,381	-	-
U.S. Government and Government Agency Obligations	8,920	-	8,920	-
Money Market Funds	179,435	179,435	-	-
Total Investments in Securities:	$ 5,150,322	$ 5,141,402	$ 8,920	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (2,198)	$ (2,198)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type (Amounts in thousands)	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (2,198)
Total Value of Derivatives	$ -	$ (2,198)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.7%
Ireland	4.3%
Netherlands	2.0%
Bermuda	1.5%
Bailiwick of Jersey	1.5%
Switzerland	1.1%
Israel	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2015

Assets
Investment in securities, at value (including securities loaned of $38,716) - See accompanying schedule: Unaffiliated issuers (cost $3,651,871)	$ 4,970,887
Fidelity Central Funds (cost $179,435)	179,435
Total Investments (cost $3,831,306)		$ 5,150,322
Cash		1
Receivable for investments sold		4,943
Receivable for fund shares sold		1,887
Dividends receivable		3,825
Distributions receivable from Fidelity Central Funds		88
Receivable for daily variation margin for derivative instruments		235
Other receivables		2,752
Total assets		5,164,053

Liabilities
Payable for investments purchased	$ 22,536
Payable for fund shares redeemed	3,667
Accrued management fee	1,456
Other affiliated payables	672
Other payables and accrued expenses	266
Collateral on securities loaned, at value	39,741
Total liabilities		68,338

Net Assets		$ 5,095,715
Net Assets consist of:
Paid in capital		$ 3,566,222
Undistributed net investment income		17,253
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		195,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,794
Net Assets		$ 5,095,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2015

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($4,143,457 ÷ 92,725 shares)	$ 44.69

Class K: Net Asset Value, offering price and redemption price per share ($952,258 ÷ 21,309 shares)	$ 44.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2015

Investment Income
Dividends		$ 71,004
Interest		1
Income from Fidelity Central Funds		1,268
Total income		72,273

Expenses
Management fee	$ 18,777
Transfer agent fees	7,636
Accounting and security lending fees	1,116
Custodian fees and expenses	100
Independent trustees' compensation	24
Appreciation in deferred trustee compensation account	1
Registration fees	66
Audit	76
Legal	26
Miscellaneous	42
Total expenses before reductions	27,864
Expense reductions	(188)	27,676
Net investment income (loss)		44,597
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	704,533
Foreign currency transactions	35
Futures contracts	11,056
Total net realized gain (loss)		715,624
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,526)
Assets and liabilities in foreign currencies	(39)
Futures contracts	(2,651)
Total change in net unrealized appreciation (depreciation)		(184,216)
Net gain (loss)		531,408
Net increase (decrease) in net assets resulting from operations		$ 576,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,597	$ 48,684
Net realized gain (loss)	715,624	559,171
Change in net unrealized appreciation (depreciation)	(184,216)	617,936
Net increase (decrease) in net assets resulting from operations	576,005	1,225,791
Distributions to shareholders from net investment income	(39,297)	(45,770)
Distributions to shareholders from net realized gain	(600,919)	(408,221)
Total distributions	(640,216)	(453,991)
Share transactions - net increase (decrease)	(769,920)	(286,775)
Total increase (decrease) in net assets	(834,131)	485,025

Net Assets
Beginning of period	5,929,846	5,444,821
End of period (including undistributed net investment income of $17,253 and undistributed net investment income of $20,644, respectively)	$ 5,095,715	$ 5,929,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.42	$ 39.77	$ 34.51	$ 34.35	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.34	.35	.44	.37	.27 E
Net realized and unrealized gain (loss)	3.91	8.61	5.31	.02	8.27
Total from investment operations	4.25	8.96	5.75	.39	8.54
Distributions from net investment income	(.30)	(.32)	(.49)	(.23)	(.27)
Distributions from net realized gain	(4.68)	(2.98)	-	-	-
Total distributions	(4.98)	(3.31) G	(.49)	(.23)	(.27)
Net asset value, end of period	$ 44.69	$ 45.42	$ 39.77	$ 34.51	$ 34.35
Total ReturnA	10.52%	23.70%	16.85%	1.21%	32.89%
Ratios to Average Net Assets C, F
Expenses before reductions	.52%	.53%	.56%	.58%	.59%
Expenses net of fee waivers, if any	.52%	.53%	.56%	.58%	.59%
Expenses net of all reductions	.52%	.53%	.55%	.58%	.58%
Net investment income (loss)	.79%	.82%	1.18%	1.13%	.86% E
Supplemental Data
Net assets, end of period (in millions)	$ 4,143	$ 4,811	$ 4,451	$ 4,364	$ 5,072
Portfolio turnover rateD	59%H	93%	113%	102%	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $3.31 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $2.984 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.42	$ 39.78	$ 34.52	$ 34.35	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.39	.40	.49	.42	.32 E
Net realized and unrealized gain (loss)	3.91	8.60	5.31	.02	8.27
Total from investment operations	4.30	9.00	5.80	.44	8.59
Distributions from net investment income	(.35)	(.38)	(.54)	(.27)	(.32)
Distributions from net realized gain	(4.68)	(2.98)	-	-	-
Total distributions	(5.03)	(3.36)	(.54)	(.27)	(.32)
Net asset value, end of period	$ 44.69	$ 45.42	$ 39.78	$ 34.52	$ 34.35
Total ReturnA	10.65%	23.83%	17.03%	1.37%	33.10%
Ratios to Average Net Assets C, F
Expenses before reductions	.41%	.41%	.42%	.43%	.43%
Expenses net of fee waivers, if any	.41%	.41%	.42%	.43%	.43%
Expenses net of all reductions	.41%	.41%	.41%	.42%	.42%
Net investment income (loss)	.90%	.94%	1.32%	1.29%	1.02% E
Supplemental Data
Net assets, end of period (in millions)	$ 952	$ 1,119	$ 994	$ 814	$ 663
Portfolio turnover rateD	59% G	93%	113%	102%	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers, Fidelity Fund and Class K shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,375,015
Gross unrealized depreciation	(53,996)
Net unrealized appreciation (depreciation) on securities	$ 1,321,019

Tax Cost	$ 3,829,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,682
Undistributed long-term capital gain	$ 189,999
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,320,995

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 128,905	$ 71,607
Long-term Capital Gains	511,311	382,384
Total	$ 640,216	$ 453,991

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $11,056 and a change in net unrealized appreciation (depreciation) of $(2,651) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,160,434 and $3,765,273, respectively.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Purchases and Sales of Investments - continued

Redemptions In-Kind. During the period, 16,311 shares of the Fund held by an unaffiliated entity were redeemed in-kind for cash and investments with a value of $732,191. The net realized gain of $269,231 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Fund	$ 7,179.16
Class K	457.05
	$ 7,636

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,122. During the period, there were no securities loaned to FCM.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81 for the period.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses, including certain Fidelity Fund expenses, during the period in the amount of $107.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014
From net investment income
Fidelity Fund	$ 31,557	$ 36,308
Class K	7,740	9,462
Total	$ 39,297	$ 45,770
From net realized gain
Fidelity Fund	$ 495,740	$ 333,629
Class K	105,179	74,592
Total	$ 600,919	$ 408,221

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014	2015	2014
Fidelity Fund
Shares sold	4,199	4,764	$ 183,360	$ 199,883
Reinvestment of distributions	11,899	8,565	494,064	347,036
Shares redeemed	(29,307) A	(19,322)	(1,299,539) A	(815,615)
Net increase (decrease)	(13,209)	(5,993)	$ (622,115)	$ (268,696)
Class K
Shares sold	3,436	3,722	$ 150,591	$ 157,689
Reinvestment of distributions	2,722	2,075	112,919	84,054
Shares redeemed	(9,474)	(6,150)	(411,315)	(259,822)
Net increase (decrease)	(3,316)	(353)	$ (147,805)	$ (18,079)

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind)

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Fund	08/10/15	08/07/15	$0.150	$1.699

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $385,305,537 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Fund designates 39% and 68% of the dividends distributed in August and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Fund designates 38% and 74% of the dividends distributed in August and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FID-UANN-0815
1.787731.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Fund -
Class K

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	10.65%	16.69%	8.02%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund - Class K on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager John Avery: For the year, the fund's share classes handily topped the benchmark S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, a significant reduction in the fund's energy exposure the past 12 months turned out to be a good call, as positioning here contributed most. In fact, our top relative contributor was Exxon Mobil, a weak-performing index name we didn't own at all the past year. Information technology contributed almost as much as energy, mostly due to good stock picks. In semiconductors, the fund owned two non-benchmark stocks - Freescale Semiconductor and Netherlands-based NXP Semiconductors - that notably lifted our results. Both stocks gained ground because of strong earnings growth, and in early March, NXP agreed to buy Freescale at a premium. CVS Health (formerly CVS Caremark) further contributed. Conversely, Google detracted, as shares of the Internet search provider were particularly weak in the fourth quarter of 2014. A non-index stake in crane manufacturer Manitowoc also hurt. Lastly, shares of single-serving beverage provider Keurig Green Mountain, where the fund had a sizable overweighting, suffered a large negative return, most of it in the second quarter. I liquidated the position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Fidelity Fund	.52%
Actual		$ 1,000.00	$ 1,042.90	$ 2.63
HypotheticalA		$ 1,000.00	$ 1,022.22	$ 2.61
Class K	.41%
Actual		$ 1,000.00	$ 1,043.40	$ 2.08
HypotheticalA		$ 1,000.00	$ 1,022.76	$ 2.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.9	4.6
The Walt Disney Co.	2.6	2.3
Facebook, Inc. Class A	2.4	2.0
Starbucks Corp.	2.2	1.6
Wells Fargo & Co.	2.2	2.6
Amphenol Corp. Class A	2.2	2.2
JPMorgan Chase & Co.	2.1	2.1
CVS Health Corp.	1.9	2.4
Allergan PLC	1.8	1.7
Bank of America Corp.	1.8	2.3
	24.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.7	23.1
Financials	20.1	19.4
Health Care	17.3	17.5
Consumer Discretionary	14.6	9.7
Industrials	8.0	10.2
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *		As of December 31, 2014 **
	Stocks and Equity Futures 99.4%		Stocks and Equity Futures 99.4%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.6%
* Foreign investments	14.3%	** Foreign investments	9.8%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.6%
Delphi Automotive PLC	350,000	$ 29,782
Automobiles - 0.5%
Tesla Motors, Inc. (a)	105,000	28,167
Diversified Consumer Services - 0.4%
ServiceMaster Global Holdings, Inc.	600,000	21,702
Hotels, Restaurants & Leisure - 2.5%
Las Vegas Sands Corp.	300,000	15,771
Starbucks Corp.	2,083,996	111,733
		127,504
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	160,000	69,454
Media - 4.5%
Comcast Corp. Class A	1,370,700	82,434
Liberty Global PLC Class C (a)	300,000	15,189
The Walt Disney Co.	1,162,800	132,722
		230,345
Specialty Retail - 2.5%
AutoZone, Inc. (a)	72,300	48,217
L Brands, Inc.	350,000	30,006
TJX Companies, Inc.	709,100	46,921
		125,144
Textiles, Apparel & Luxury Goods - 2.2%
NIKE, Inc. Class B	624,100	67,415
VF Corp.	634,700	44,264
		111,679
TOTAL CONSUMER DISCRETIONARY		743,777
CONSUMER STAPLES - 4.5%
Food & Staples Retailing - 1.9%
CVS Health Corp.	915,200	95,986
Food Products - 1.2%
Mondelez International, Inc.	1,529,600	62,928
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	492,300	$ 42,663
Tobacco - 0.6%
Imperial Tobacco Group PLC	600,000	28,914
TOTAL CONSUMER STAPLES		230,491
ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp.	285,650	22,298
Cheniere Energy Partners LP	871,900	26,898
EOG Resources, Inc.	321,400	28,139
EQT Midstream Partners LP	348,700	28,433
Kinder Morgan, Inc.	908,800	34,889
MPLX LP	488,100	34,841
The Williams Companies, Inc.	525,700	30,170
YPF SA Class D sponsored ADR	500,000	13,715
		219,383
FINANCIALS - 20.1%
Banks - 9.5%
Bank of America Corp.	5,288,200	90,005
Citigroup, Inc.	1,520,600	83,998
Comerica, Inc.	500,000	25,660
JPMorgan Chase & Co.	1,613,900	109,358
M&T Bank Corp.	200,000	24,986
SunTrust Banks, Inc.	891,300	38,344
Wells Fargo & Co.	1,978,367	111,263
		483,614
Capital Markets - 4.3%
E*TRADE Financial Corp. (a)	1,481,700	44,377
Goldman Sachs Group, Inc.	333,400	69,611
Invesco Ltd.	1,227,000	46,000
Morgan Stanley	1,568,200	60,830
		220,818
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	653,900	89,002
McGraw Hill Financial, Inc.	765,725	76,917
Moody's Corp.	405,200	43,745
		209,664
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 1.2%
American International Group, Inc.	947,500	$ 58,574
Real Estate Investment Trusts - 1.0%
American Tower Corp.	384,100	35,833
Easterly Government Properties, Inc.	893,700	14,228
		50,061
TOTAL FINANCIALS		1,022,731
HEALTH CARE - 17.3%
Biotechnology - 6.9%
Actelion Ltd.	175,000	25,606
Amgen, Inc.	521,300	80,030
Biogen, Inc. (a)	210,100	84,868
Genmab A/S (a)	295,000	25,656
Gilead Sciences, Inc.	723,800	84,743
Seattle Genetics, Inc. (a)	314,300	15,212
Vertex Pharmaceuticals, Inc. (a)	275,000	33,957
		350,072
Health Care Equipment & Supplies - 2.6%
Boston Scientific Corp. (a)	3,262,000	57,737
Medtronic PLC	959,700	71,114
NxStage Medical, Inc. (a)	372,417	5,320
		134,171
Health Care Providers & Services - 1.2%
McKesson Corp.	261,600	58,810
Life Sciences Tools & Services - 1.8%
Illumina, Inc. (a)	157,364	34,362
Thermo Fisher Scientific, Inc.	457,700	59,391
		93,753
Pharmaceuticals - 4.8%
Allergan PLC (a)	296,900	90,097
Endo Health Solutions, Inc. (a)	475,000	37,834
Jazz Pharmaceuticals PLC (a)	110,000	19,368
Shire PLC sponsored ADR	191,800	46,318
Teva Pharmaceutical Industries Ltd. sponsored ADR	653,900	38,645
Theravance, Inc. (d)	746,233	13,484
		245,746
TOTAL HEALTH CARE		882,552
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 8.0%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	570,400	$ 58,164
Huntington Ingalls Industries, Inc.	285,500	32,144
Textron, Inc.	1,446,100	64,539
		154,847
Air Freight & Logistics - 0.6%
FedEx Corp.	191,100	32,563
Industrial Conglomerates - 2.2%
Danaher Corp.	703,200	60,187
General Electric Co.	2,000,000	53,140
		113,327
Machinery - 1.4%
Deere & Co.	544,900	52,883
Manitowoc Co., Inc.	861,400	16,883
		69,766
Road & Rail - 0.8%
Union Pacific Corp.	413,400	39,426
TOTAL INDUSTRIALS		409,929
INFORMATION TECHNOLOGY - 21.7%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc.	2,118,100	25,163
Electronic Equipment & Components - 2.8%
Amphenol Corp. Class A	1,916,776	111,116
TE Connectivity Ltd.	500,000	32,150
		143,266
Internet Software & Services - 5.4%
Facebook, Inc. Class A (a)	1,439,200	123,433
Google, Inc.:
Class A (a)	130,600	70,529
Class C	156,027	81,214
		275,176
IT Services - 3.5%
Fidelity National Information Services, Inc.	600,400	37,105
MasterCard, Inc. Class A	710,300	66,399
Visa, Inc. Class A	1,096,400	73,623
		177,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.9%
Freescale Semiconductor, Inc. (a)	823,685	$ 32,923
Mellanox Technologies Ltd. (a)	300,000	14,577
NXP Semiconductors NV (a)	508,198	49,905
		97,405
Software - 2.1%
Adobe Systems, Inc. (a)	1,024,400	82,987
Salesforce.com, Inc. (a)	325,000	22,630
		105,617
Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	2,008,900	251,966
Samsung Electronics Co. Ltd.	24,725	28,003
		279,969
TOTAL INFORMATION TECHNOLOGY		1,103,723
MATERIALS - 6.9%
Chemicals - 5.9%
Agrium, Inc. (d)	261,600	27,725
Airgas, Inc.	215,200	22,764
CF Industries Holdings, Inc.	872,000	56,052
E.I. du Pont de Nemours & Co.	566,700	36,240
Ecolab, Inc.	377,500	42,684
LyondellBasell Industries NV Class A	483,100	50,011
Monsanto Co.	578,500	61,662
		297,138
Construction Materials - 1.0%
Martin Marietta Materials, Inc.	154,300	21,835
Vulcan Materials Co.	362,299	30,408
		52,243
TOTAL MATERIALS		349,381
TOTAL COMMON STOCKS (Cost $3,642,951)		4,961,967
U.S. Treasury Obligations - 0.2%
	Principal Amount (000s)	Value (000s)
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 8/6/15 to 8/20/15 (e) (Cost $8,920)	$ 8,920	$ 8,920
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	139,693,671	139,694
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	39,741,300	39,741
TOTAL MONEY MARKET FUNDS (Cost $179,435)		179,435
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $3,831,306)		5,150,322
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(54,607)
NET ASSETS - 100%		$ 5,095,715
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
995 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2015	$ 102,206	$ (2,198)

The face value of futures purchased as a percentage of net assets is 2%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,453,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 146
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 1,268
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 743,777	$ 743,777	$ -	$ -
Consumer Staples	230,491	230,491	-	-
Energy	219,383	219,383	-	-
Financials	1,022,731	1,022,731	-	-
Health Care	882,552	882,552	-	-
Industrials	409,929	409,929	-	-
Information Technology	1,103,723	1,103,723	-	-
Materials	349,381	349,381	-	-
U.S. Government and Government Agency Obligations	8,920	-	8,920	-
Money Market Funds	179,435	179,435	-	-
Total Investments in Securities:	$ 5,150,322	$ 5,141,402	$ 8,920	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (2,198)	$ (2,198)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type (Amounts in thousands)	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (2,198)
Total Value of Derivatives	$ -	$ (2,198)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.7%
Ireland	4.3%
Netherlands	2.0%
Bermuda	1.5%
Bailiwick of Jersey	1.5%
Switzerland	1.1%
Israel	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2015

Assets
Investment in securities, at value (including securities loaned of $38,716) - See accompanying schedule: Unaffiliated issuers (cost $3,651,871)	$ 4,970,887
Fidelity Central Funds (cost $179,435)	179,435
Total Investments (cost $3,831,306)		$ 5,150,322
Cash		1
Receivable for investments sold		4,943
Receivable for fund shares sold		1,887
Dividends receivable		3,825
Distributions receivable from Fidelity Central Funds		88
Receivable for daily variation margin for derivative instruments		235
Other receivables		2,752
Total assets		5,164,053

Liabilities
Payable for investments purchased	$ 22,536
Payable for fund shares redeemed	3,667
Accrued management fee	1,456
Other affiliated payables	672
Other payables and accrued expenses	266
Collateral on securities loaned, at value	39,741
Total liabilities		68,338

Net Assets		$ 5,095,715
Net Assets consist of:
Paid in capital		$ 3,566,222
Undistributed net investment income		17,253
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		195,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,794
Net Assets		$ 5,095,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2015

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($4,143,457 ÷ 92,725 shares)	$ 44.69

Class K: Net Asset Value, offering price and redemption price per share ($952,258 ÷ 21,309 shares)	$ 44.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2015

Investment Income
Dividends		$ 71,004
Interest		1
Income from Fidelity Central Funds		1,268
Total income		72,273

Expenses
Management fee	$ 18,777
Transfer agent fees	7,636
Accounting and security lending fees	1,116
Custodian fees and expenses	100
Independent trustees' compensation	24
Appreciation in deferred trustee compensation account	1
Registration fees	66
Audit	76
Legal	26
Miscellaneous	42
Total expenses before reductions	27,864
Expense reductions	(188)	27,676
Net investment income (loss)		44,597
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	704,533
Foreign currency transactions	35
Futures contracts	11,056
Total net realized gain (loss)		715,624
Change in net unrealized appreciation (depreciation) on: Investment securities	(181,526)
Assets and liabilities in foreign currencies	(39)
Futures contracts	(2,651)
Total change in net unrealized appreciation (depreciation)		(184,216)
Net gain (loss)		531,408
Net increase (decrease) in net assets resulting from operations		$ 576,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,597	$ 48,684
Net realized gain (loss)	715,624	559,171
Change in net unrealized appreciation (depreciation)	(184,216)	617,936
Net increase (decrease) in net assets resulting from operations	576,005	1,225,791
Distributions to shareholders from net investment income	(39,297)	(45,770)
Distributions to shareholders from net realized gain	(600,919)	(408,221)
Total distributions	(640,216)	(453,991)
Share transactions - net increase (decrease)	(769,920)	(286,775)
Total increase (decrease) in net assets	(834,131)	485,025

Net Assets
Beginning of period	5,929,846	5,444,821
End of period (including undistributed net investment income of $17,253 and undistributed net investment income of $20,644, respectively)	$ 5,095,715	$ 5,929,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.42	$ 39.77	$ 34.51	$ 34.35	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.34	.35	.44	.37	.27 E
Net realized and unrealized gain (loss)	3.91	8.61	5.31	.02	8.27
Total from investment operations	4.25	8.96	5.75	.39	8.54
Distributions from net investment income	(.30)	(.32)	(.49)	(.23)	(.27)
Distributions from net realized gain	(4.68)	(2.98)	-	-	-
Total distributions	(4.98)	(3.31) G	(.49)	(.23)	(.27)
Net asset value, end of period	$ 44.69	$ 45.42	$ 39.77	$ 34.51	$ 34.35
Total ReturnA	10.52%	23.70%	16.85%	1.21%	32.89%
Ratios to Average Net Assets C, F
Expenses before reductions	.52%	.53%	.56%	.58%	.59%
Expenses net of fee waivers, if any	.52%	.53%	.56%	.58%	.59%
Expenses net of all reductions	.52%	.53%	.55%	.58%	.58%
Net investment income (loss)	.79%	.82%	1.18%	1.13%	.86% E
Supplemental Data
Net assets, end of period (in millions)	$ 4,143	$ 4,811	$ 4,451	$ 4,364	$ 5,072
Portfolio turnover rateD	59%H	93%	113%	102%	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $3.31 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $2.984 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.42	$ 39.78	$ 34.52	$ 34.35	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.39	.40	.49	.42	.32 E
Net realized and unrealized gain (loss)	3.91	8.60	5.31	.02	8.27
Total from investment operations	4.30	9.00	5.80	.44	8.59
Distributions from net investment income	(.35)	(.38)	(.54)	(.27)	(.32)
Distributions from net realized gain	(4.68)	(2.98)	-	-	-
Total distributions	(5.03)	(3.36)	(.54)	(.27)	(.32)
Net asset value, end of period	$ 44.69	$ 45.42	$ 39.78	$ 34.52	$ 34.35
Total ReturnA	10.65%	23.83%	17.03%	1.37%	33.10%
Ratios to Average Net Assets C, F
Expenses before reductions	.41%	.41%	.42%	.43%	.43%
Expenses net of fee waivers, if any	.41%	.41%	.42%	.43%	.43%
Expenses net of all reductions	.41%	.41%	.41%	.42%	.42%
Net investment income (loss)	.90%	.94%	1.32%	1.29%	1.02% E
Supplemental Data
Net assets, end of period (in millions)	$ 952	$ 1,119	$ 994	$ 814	$ 663
Portfolio turnover rateD	59% G	93%	113%	102%	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers, Fidelity Fund and Class K shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

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day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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(Amounts in thousands except percentages)

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limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

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4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

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June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,375,015
Gross unrealized depreciation	(53,996)
Net unrealized appreciation (depreciation) on securities	$ 1,321,019

Tax Cost	$ 3,829,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,682
Undistributed long-term capital gain	$ 189,999
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,320,995

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The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 128,905	$ 71,607
Long-term Capital Gains	511,311	382,384
Total	$ 640,216	$ 453,991

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $11,056 and a change in net unrealized appreciation (depreciation) of $(2,651) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,160,434 and $3,765,273, respectively.

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Redemptions In-Kind. During the period, 16,311 shares of the Fund held by an unaffiliated entity were redeemed in-kind for cash and investments with a value of $732,191. The net realized gain of $269,231 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Fund	$ 7,179.16
Class K	457.05
	$ 7,636

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,122. During the period, there were no securities loaned to FCM.

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9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81 for the period.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses, including certain Fidelity Fund expenses, during the period in the amount of $107.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014
From net investment income
Fidelity Fund	$ 31,557	$ 36,308
Class K	7,740	9,462
Total	$ 39,297	$ 45,770
From net realized gain
Fidelity Fund	$ 495,740	$ 333,629
Class K	105,179	74,592
Total	$ 600,919	$ 408,221

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014	2015	2014
Fidelity Fund
Shares sold	4,199	4,764	$ 183,360	$ 199,883
Reinvestment of distributions	11,899	8,565	494,064	347,036
Shares redeemed	(29,307) A	(19,322)	(1,299,539) A	(815,615)
Net increase (decrease)	(13,209)	(5,993)	$ (622,115)	$ (268,696)
Class K
Shares sold	3,436	3,722	$ 150,591	$ 157,689
Reinvestment of distributions	2,722	2,075	112,919	84,054
Shares redeemed	(9,474)	(6,150)	(411,315)	(259,822)
Net increase (decrease)	(3,316)	(353)	$ (147,805)	$ (18,079)

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind)

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(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity fund. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	08/10/15	08/07/15	$0.175	$1.699

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $385,305,537 or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 37% and 64% of the dividends distributed in August and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 36% and 70% of the dividends distributed in August and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FID-K-UANN-0815
1.863249.106
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Growth Discovery Fund

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Discovery FundA	8.17%	19.25%	9.42%

A Prior to February 1, 2007, Fidelity® Growth Discovery Fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Growth Discovery Fund, a class of the fund, on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Jason Weiner: For the year, the fund's share classes underperformed the benchmark Russell 3000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Unfavorable security selection in the food, beverage & tobacco industry within the consumer staples sector dragged most on the fund's result versus the benchmark. Most notable from this group, an overweighting in Keurig Green Mountain proved the biggest individual detractor. Keurig shares began trending downward last November, but declined sharply during the second quarter of 2015 due to lower-than-expected revenue resulting from a double-digit sales slide for its home-brewing machines. Turning again to sectors, other laggards included picks in health care and positioning in energy. A modest cash position was another drag on relative results against a rising market. On the flip side, picks within information technology and financials were strongly positive. Among individual stocks, it helped most to overweight social media giant Facebook, which was also the fund's largest holding the past year. The stock rose steadily during the review period, including an uptick in June on optimism for its new cost-per-view feature, which allows marketers to pay for video ads on the social network only when they are viewed for at least 10 seconds, rather than the number of people to whom the ads were offered.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Growth Discovery	.75%
Actual		$ 1,000.00	$ 1,055.50	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.08	$ 3.76
Class K	.63%
Actual		$ 1,000.00	$ 1,056.30	$ 3.21
HypotheticalA		$ 1,000.00	$ 1,021.67	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	9.4	8.6
Apple, Inc.	6.9	6.1
Gilead Sciences, Inc.	5.2	5.0
Google, Inc. Class A	3.3	1.5
Allergan PLC	2.6	2.2
Salesforce.com, Inc.	2.0	1.7
Starbucks Corp.	1.9	1.4
Home Depot, Inc.	1.8	1.7
Danaher Corp.	1.8	2.0
The Blackstone Group LP	1.8	1.9
	36.7
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.1	28.9
Health Care	16.6	18.1
Consumer Discretionary	15.6	11.6
Industrials	11.9	12.8
Financials	7.7	8.6
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *		As of December 31, 2014 **
	Stocks and Equity Futures 97.4%		Stocks and Equity Futures 96.4%
	Convertible Securities 0.7%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	14.2%	** Foreign investments	12.1%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Automobiles - 1.0%
Harley-Davidson, Inc.	26,194	$ 1,476
Tesla Motors, Inc. (a)(d)	43,010	11,538
		13,014
Diversified Consumer Services - 1.0%
Bright Horizons Family Solutions, Inc. (a)	73,200	4,231
Houghton Mifflin Harcourt Co. (a)	96,000	2,419
Nord Anglia Education, Inc. (a)	57,828	1,418
ServiceMaster Global Holdings, Inc.	138,300	5,002
		13,070
Hotels, Restaurants & Leisure - 3.9%
Chipotle Mexican Grill, Inc. (a)	12,321	7,454
Domino's Pizza, Inc.	76,500	8,675
Dunkin' Brands Group, Inc. (d)	23,869	1,313
Jubilant Foodworks Ltd. (a)	23,677	692
Starbucks Corp.	457,052	24,505
Wingstop, Inc.	23,600	670
Yum! Brands, Inc.	66,437	5,985
		49,294
Household Durables - 0.8%
Harman International Industries, Inc.	61,200	7,279
Toll Brothers, Inc. (a)	88,600	3,384
		10,663
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	15,300	6,642
Ctrip.com International Ltd. sponsored ADR (a)	33,100	2,404
NutriSystem, Inc.	52,700	1,311
		10,357
Leisure Products - 0.0%
NJOY, Inc. (a)(f)	56,145	0
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	124,743	7,477
The Walt Disney Co.	142,800	16,299
		23,776
Multiline Retail - 0.2%
JC Penney Corp., Inc. (a)	216,800	1,836
Specialty Retail - 4.2%
AutoZone, Inc. (a)	4,800	3,201
Five Below, Inc. (a)	144,700	5,720
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Home Depot, Inc.	207,824	$ 23,095
L Brands, Inc.	22,100	1,895
Lowe's Companies, Inc.	66,900	4,480
MarineMax, Inc. (a)	90,000	2,116
Restoration Hardware Holdings, Inc. (a)	1,200	117
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	85,704	13,237
		53,861
Textiles, Apparel & Luxury Goods - 1.6%
ECLAT Textile Co. Ltd.	11,436	187
Kate Spade & Co. (a)	391,070	8,424
Michael Kors Holdings Ltd. (a)	7,639	322
NIKE, Inc. Class B	109,267	11,803
		20,736
TOTAL CONSUMER DISCRETIONARY		196,607
CONSUMER STAPLES - 5.0%
Beverages - 1.0%
Kweichow Moutai Co. Ltd.	26,209	1,089
SABMiller PLC	120,224	6,241
The Coca-Cola Co.	136,336	5,348
		12,678
Food & Staples Retailing - 0.7%
Sprouts Farmers Market LLC (a)	44,800	1,209
Whole Foods Market, Inc.	190,351	7,507
		8,716
Food Products - 1.5%
Keurig Green Mountain, Inc.	222,672	17,063
Mead Johnson Nutrition Co. Class A	28,429	2,565
		19,628
Household Products - 0.7%
Procter & Gamble Co.	105,186	8,230
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	44,900	3,891
Herbalife Ltd. (a)	190,633	10,502
		14,393
TOTAL CONSUMER STAPLES		63,645
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Pason Systems, Inc.	131,406	$ 2,351
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc. (a)	68,400	4,737
EOG Resources, Inc.	23,100	2,022
Golar LNG Ltd.	155,961	7,299
Tanker Investments Ltd. (a)(d)	27,900	367
Teekay Tankers Ltd.	59,502	393
		14,818
TOTAL ENERGY		17,169
FINANCIALS - 7.7%
Banks - 0.8%
First Republic Bank	129,900	8,188
HDFC Bank Ltd.	31,265	610
M&T Bank Corp.	10,900	1,362
		10,160
Capital Markets - 4.7%
BlackRock, Inc. Class A	31,494	10,896
E*TRADE Financial Corp. (a)	401,459	12,024
HFF, Inc.	86,100	3,593
Invesco Ltd.	166,584	6,245
JMP Group, Inc.	64,700	505
The Blackstone Group LP	555,919	22,720
Virtus Investment Partners, Inc.	34,500	4,563
		60,546
Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. Class B (a)	23,600	3,212
McGraw Hill Financial, Inc.	104,512	10,498
		13,710
Real Estate Management & Development - 0.9%
Leopalace21 Corp. (a)	73,800	453
Realogy Holdings Corp. (a)	228,681	10,684
		11,137
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	98,900	2,705
TOTAL FINANCIALS		98,258
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 16.6%
Biotechnology - 9.4%
Amgen, Inc.	83,400	$ 12,804
BioMarin Pharmaceutical, Inc. (a)	55,696	7,618
Celgene Corp. (a)	26,200	3,032
Cytokinetics, Inc. warrants 6/25/17 (a)	288,420	121
Gilead Sciences, Inc.	563,163	65,935
Insmed, Inc. (a)	342,678	8,368
Medivation, Inc. (a)	71,800	8,200
Ophthotech Corp. (a)	48,445	2,522
Vertex Pharmaceuticals, Inc. (a)	91,500	11,298
		119,898
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	60,000	4,446
Novadaq Technologies, Inc. (a)	247,800	3,001
		7,447
Health Care Providers & Services - 0.6%
Express Scripts Holding Co. (a)	81,800	7,275
Pharmaceuticals - 6.0%
Allergan PLC (a)	108,377	32,888
Astellas Pharma, Inc.	1,162,400	16,579
Shire PLC	130,900	10,518
Teva Pharmaceutical Industries Ltd. sponsored ADR	156,500	9,249
Valeant Pharmaceuticals International (Canada) (a)	37,300	8,274
		77,508
TOTAL HEALTH CARE		212,128
INDUSTRIALS - 11.9%
Aerospace & Defense - 3.1%
Textron, Inc.	146,000	6,516
TransDigm Group, Inc.	69,827	15,688
United Technologies Corp.	157,312	17,451
		39,655
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	77,000	7,462
Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR	111,553	7,959
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 1.1%
A.O. Smith Corp.	88,944	$ 6,402
Caesarstone Sdot-Yam Ltd.	108,300	7,423
		13,825
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	53,991	2,193
Electrical Equipment - 0.4%
AMETEK, Inc.	88,945	4,872
Industrial Conglomerates - 2.5%
Danaher Corp.	266,255	22,789
Roper Industries, Inc.	53,114	9,160
		31,949
Machinery - 0.1%
Sarine Technologies Ltd.	564,000	955
Sun Hydraulics Corp.	14,500	553
		1,508
Professional Services - 1.9%
CEB, Inc.	53,600	4,666
Equifax, Inc.	21,100	2,049
On Assignment, Inc. (a)	24,306	955
Resources Connection, Inc.	134,100	2,158
Robert Half International, Inc.	74,000	4,107
Verisk Analytics, Inc. (a)	49,267	3,585
WageWorks, Inc. (a)	169,273	6,847
		24,367
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	133,300	10,943
Trading Companies & Distributors - 0.6%
HD Supply Holdings, Inc. (a)	192,800	6,783
Summit Ascent Holdings Ltd. (a)	2,470,000	1,357
		8,140
TOTAL INDUSTRIALS		152,873
INFORMATION TECHNOLOGY - 36.6%
Communications Equipment - 0.3%
QUALCOMM, Inc.	53,600	3,357
Electronic Equipment & Components - 0.7%
TE Connectivity Ltd.	145,463	9,353
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 14.1%
Cvent, Inc. (a)(d)	149,131	$ 3,845
Facebook, Inc. Class A (a)	1,395,991	119,726
Google, Inc.:
Class A (a)	77,352	41,773
Class C	6,016	3,131
Just Dial Ltd.	18,869	377
JUST EAT Ltd. (a)	234,903	1,501
Shopify, Inc. Class A	1,600	54
Textura Corp. (a)(d)	279,139	7,768
Zillow Group, Inc. (a)(d)	22,400	1,943
		180,118
IT Services - 2.0%
Cardtronics, Inc. (a)	33,100	1,226
Cognizant Technology Solutions Corp. Class A (a)	61,000	3,726
MasterCard, Inc. Class A	35,000	3,272
Visa, Inc. Class A	265,896	17,855
		26,079
Semiconductors & Semiconductor Equipment - 2.4%
Avago Technologies Ltd.	9,200	1,223
Cirrus Logic, Inc. (a)	33,200	1,130
Maxim Integrated Products, Inc.	373,600	12,917
Monolithic Power Systems, Inc.	71,318	3,617
Qorvo, Inc. (a)	88,800	7,128
Skyworks Solutions, Inc.	46,700	4,861
		30,876
Software - 9.8%
Activision Blizzard, Inc.	113,287	2,743
Adobe Systems, Inc. (a)	170,600	13,820
Computer Modelling Group Ltd.	276,400	2,802
CyberArk Software Ltd. (a)(d)	54,800	3,443
Electronic Arts, Inc. (a)	303,534	20,185
Fleetmatics Group PLC (a)	107,500	5,034
HubSpot, Inc.	26,300	1,304
Intuit, Inc.	37,300	3,759
Mobileye NV (a)(d)	200,800	10,677
Oracle Corp.	173,800	7,004
Red Hat, Inc. (a)	116,500	8,846
Salesforce.com, Inc. (a)	363,864	25,336
ServiceNow, Inc. (a)	92,900	6,903
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
SolarWinds, Inc. (a)	241,306	$ 11,131
SS&C Technologies Holdings, Inc.	34,720	2,170
		125,157
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	699,246	87,703
Nimble Storage, Inc. (a)	190,800	5,354
		93,057
TOTAL INFORMATION TECHNOLOGY		467,997
MATERIALS - 1.3%
Chemicals - 1.1%
CF Industries Holdings, Inc.	83,500	5,367
Monsanto Co.	55,100	5,873
Sherwin-Williams Co.	9,795	2,694
		13,934
Construction Materials - 0.2%
Eagle Materials, Inc.	13,598	1,038
James Hardie Industries PLC sponsored ADR	32,927	2,183
		3,221
TOTAL MATERIALS		17,155
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	23,100	2,656
TOTAL COMMON STOCKS (Cost $948,151)		1,228,488
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Blu Homes, Inc. Series A, 5.00% (a)(f)	239,736	1,609
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Uber Technologies, Inc. Series D, 8.00% (f)	162,572	5,417
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.1%
AppNexus, Inc. Series E (f)	48,212	$ 1,291
TOTAL INFORMATION TECHNOLOGY		6,708
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,596)		8,317
U.S. Treasury Obligations - 0.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 7/16/15 to 8/13/15 (e) (Cost $530)	$ 530	530
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	39,865,835	39,866
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	26,806,188	26,806
TOTAL MONEY MARKET FUNDS (Cost $66,672)		66,672
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,019,949)		1,304,007
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(23,852)
NET ASSETS - 100%		$ 1,280,155
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
168 ICE Russell 1000 Growth Index Contracts (United States)	Sept. 2015	$ 16,635	$ (268)
12 ICE Russell 2000 Index Contracts (United States)	Sept. 2015	1,500	(13)
TOTAL EQUITY INDEX CONTRACTS		$ 18,135	$ (281)

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $530,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,317,000 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$ 966
Blu Homes, Inc. Series A, 5.00%	6/21/13	$ 1,108
NJOY, Inc.	9/11/13	$ 454
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 2,522
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 64
Fidelity Securities Lending Cash Central Fund	872
Total	$ 936
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 198,216	$ 196,607	$ -	$ 1,609
Consumer Staples	63,645	63,645	-	-
Energy	17,169	17,169	-	-
Financials	98,258	97,648	610	-
Health Care	212,128	201,489	10,639	-
Industrials	152,873	152,873	-	-
Information Technology	474,705	467,997	-	6,708
Materials	17,155	17,155	-	-
Telecommunication Services	2,656	2,656	-	-
U.S. Government and Government Agency Obligations	530	-	530	-
Money Market Funds	66,672	66,672	-	-
Total Investments in Securities:	$ 1,304,007	$ 1,283,911	$ 11,779	$ 8,317
Derivative Instruments:
Liabilities
Futures Contracts	$ (281)	$ (281)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (281)
Total Value of Derivatives	$ -	$ (281)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.8%
Ireland	4.1%
Israel	1.7%
Bermuda	1.4%
Japan	1.4%
Canada	1.2%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2015

Assets
Investment in securities, at value (including securities loaned of $26,580) - See accompanying schedule: Unaffiliated issuers (cost $953,277)	$ 1,237,335
Fidelity Central Funds (cost $66,672)	66,672
Total Investments (cost $1,019,949)		$ 1,304,007
Receivable for investments sold		4,059
Receivable for fund shares sold		770
Dividends receivable		398
Distributions receivable from Fidelity Central Funds		26
Receivable for daily variation margin for derivative instruments		98
Other receivables		34
Total assets		1,309,392

Liabilities
Payable for fund shares redeemed	$ 1,570
Accrued management fee	614
Other affiliated payables	197
Other payables and accrued expenses	50
Collateral on securities loaned, at value	26,806
Total liabilities		29,237

Net Assets		$ 1,280,155
Net Assets consist of:
Paid in capital		$ 1,172,940
Undistributed net investment income		1,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(177,907)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		283,765
Net Assets		$ 1,280,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2015

Growth Discovery: Net Asset Value, offering price and redemption price per share ($1,078,480 ÷ 43,259 shares)	$ 24.93

Class K: Net Asset Value, offering price and redemption price per share ($201,675 ÷ 8,088 shares)	$ 24.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands Year ended June 30, 2015

Investment Income
Dividends		$ 12,409
Income from Fidelity Central Funds (including $872 from security lending)		936
Total income		13,345

Expenses
Management fee
Basic fee	$ 7,037
Performance adjustment	27
Transfer agent fees	1,976
Accounting and security lending fees	416
Custodian fees and expenses	45
Independent trustees' compensation	5
Registration fees	52
Audit	62
Legal	5
Miscellaneous	9
Total expenses before reductions	9,634
Expense reductions	(55)	9,579
Net investment income (loss)		3,766
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	106,505
Foreign currency transactions	(78)
Futures contracts	2,207
Total net realized gain (loss)		108,634
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,706)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(572)
Total change in net unrealized appreciation (depreciation)		(12,280)
Net gain (loss)		96,354
Net increase (decrease) in net assets resulting from operations		$ 100,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,766	$ 1,333
Net realized gain (loss)	108,634	170,050
Change in net unrealized appreciation (depreciation)	(12,280)	124,677
Net increase (decrease) in net assets resulting from operations	100,120	296,060
Distributions to shareholders from net investment income	(1,605)	(1,240)
Distributions to shareholders from net realized gain	-	(308)
Total distributions	(1,605)	(1,548)
Share transactions - net increase (decrease)	(80,798)	64,284
Total increase (decrease) in net assets	17,717	358,796

Net Assets
Beginning of period	1,262,438	903,642
End of period (including undistributed net investment income of $1,357 and undistributed net investment income of $717, respectively)	$ 1,280,155	$ 1,262,438

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.07	$ 17.45	$ 15.09	$ 14.88	$ 10.54
Income from Investment Operations
Net investment income (loss) B	.07	.02	.07	.04	.05
Net realized and unrealized gain (loss)	1.81	5.63	2.35	.26	4.37
Total from investment operations	1.88	5.65	2.42	.30	4.42
Distributions from net investment income	(.02)	(.02)	(.06)	(.03)	(.03)
Distributions from net realized gain	-	(.01)	-	(.06)	(.05)
Total distributions	(.02)	(.03)	(.06)	(.09)	(.08)
Net asset value, end of period	$ 24.93	$ 23.07	$ 17.45	$ 15.09	$ 14.88
Total ReturnA	8.17%	32.40%	16.09%	2.07%	42.09%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.81%	.88%	.81%	.63%
Expenses net of fee waivers, if any	.77%	.81%	.88%	.81%	.63%
Expenses net of all reductions	.77%	.81%	.87%	.80%	.62%
Net investment income (loss)	.27%	.10%	.42%	.27%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 1,078	$ 1,072	$ 767	$ 875	$ 932
Portfolio turnover rateD	51%	70%	62%	74%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.09	$ 17.45	$ 15.09	$ 14.88	$ 10.55
Income from Investment Operations
Net investment income (loss) B	.10	.05	.09	.06	.08
Net realized and unrealized gain (loss)	1.82	5.63	2.36	.26	4.36
Total from investment operations	1.92	5.68	2.45	.32	4.44
Distributions from net investment income	(.07)	(.04)	(.09)	(.06)	(.06)
Distributions from net realized gain	-	(.01)	-	(.06)	(.05)
Total distributions	(.07)	(.04) G	(.09)	(.11) F	(.11)
Net asset value, end of period	$ 24.94	$ 23.09	$ 17.45	$ 15.09	$ 14.88
Total ReturnA	8.32%	32.62%	16.28%	2.27%	42.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.68%	.72%	.64%	.44%
Expenses net of fee waivers, if any	.64%	.68%	.72%	.64%	.44%
Expenses net of all reductions	.64%	.67%	.71%	.63%	.43%
Net investment income (loss)	.40%	.24%	.58%	.44%	.58%
Supplemental Data
Net assets, end of period (in millions)	$ 202	$ 190	$ 137	$ 144	$ 147
Portfolio turnover rateD	51%	70%	62%	74%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.11 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.055 per share.

G Total distributions of $.04 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carrryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 311,195
Gross unrealized depreciation	(27,562)
Net unrealized appreciation (depreciation) on securities	$ 283,633

Tax Cost	$ 1,020,374

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,357
Capital loss carryforward	$ (157,828)
Net unrealized appreciation (depreciation) on securities and other investments	$ 283,621

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (157,828)

The Fund intends to elect to defer to its next fiscal year $19,934 of capital losses recognized during the period November 1, 2014 to June 30, 2015.

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 1,605	$ 1,548

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,207 and a change in net unrealized appreciation (depreciation) of $(572) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $629,475 and $728,965, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Discovery	$ 1,881.17
Class K	95.05
	$ 1,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $704. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $32 for the period.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses, including certain Growth Discovery expenses, during the period in the amount of $23.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014
From net investment income
Growth Discovery	$ 1,051	$ 959
Class K	554	281
Total	$ 1,605	$ 1,240

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10. Distributions to Shareholders - continued

Years ended June 30,	2015	2014
From net realized gain
Growth Discovery	$ -	$ 261
Class K	-	47
Total	$ -	$ 308

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014	2015	2014
Growth Discovery
Shares sold	6,606	11,432	$ 156,958	$ 240,406
Reinvestment of distributions	43	61	996	1,152
Shares redeemed	(9,855)	(8,980)	(234,518)	(186,625)
Net increase (decrease)	(3,206)	2,513	$ (76,564)	$ 54,933
Class K
Shares sold	2,148	2,259	$ 51,064	$ 47,861
Reinvestment of distributions	24	17	554	328
Shares redeemed	(2,328)	(1,868)	(55,852)	(38,838)
Net increase (decrease)	(156)	408	$ (4,234)	$ 9,351

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Growth Discovery designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders

Growth Discovery designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

CII-UANN-0815
1.787730.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Growth Discovery
Fund -
Class K

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A, B	8.32%	19.43%	9.56%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Discovery Fund, the original class of the fund.

B Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund - Class K on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Jason Weiner: For the year, the fund's share classes underperformed the benchmark Russell 3000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Unfavorable security selection in the food, beverage & tobacco industry within the consumer staples sector dragged most on the fund's result versus the benchmark. Most notable from this group, an overweighting in Keurig Green Mountain proved the biggest individual detractor. Keurig shares began trending downward last November, but declined sharply during the second quarter of 2015 due to lower-than-expected revenue resulting from a double-digit sales slide for its home-brewing machines. Turning again to sectors, other laggards included picks in health care and positioning in energy. A modest cash position was another drag on relative results against a rising market. On the flip side, picks within information technology and financials were strongly positive. Among individual stocks, it helped most to overweight social media giant Facebook, which was also the fund's largest holding the past year. The stock rose steadily during the review period, including an uptick in June on optimism for its new cost-per-view feature, which allows marketers to pay for video ads on the social network only when they are viewed for at least 10 seconds, rather than the number of people to whom the ads were offered.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Growth Discovery	.75%
Actual		$ 1,000.00	$ 1,055.50	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.08	$ 3.76
Class K	.63%
Actual		$ 1,000.00	$ 1,056.30	$ 3.21
HypotheticalA		$ 1,000.00	$ 1,021.67	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	9.4	8.6
Apple, Inc.	6.9	6.1
Gilead Sciences, Inc.	5.2	5.0
Google, Inc. Class A	3.3	1.5
Allergan PLC	2.6	2.2
Salesforce.com, Inc.	2.0	1.7
Starbucks Corp.	1.9	1.4
Home Depot, Inc.	1.8	1.7
Danaher Corp.	1.8	2.0
The Blackstone Group LP	1.8	1.9
	36.7
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.1	28.9
Health Care	16.6	18.1
Consumer Discretionary	15.6	11.6
Industrials	11.9	12.8
Financials	7.7	8.6
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *		As of December 31, 2014 **
	Stocks and Equity Futures 97.4%		Stocks and Equity Futures 96.4%
	Convertible Securities 0.7%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	14.2%	** Foreign investments	12.1%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Automobiles - 1.0%
Harley-Davidson, Inc.	26,194	$ 1,476
Tesla Motors, Inc. (a)(d)	43,010	11,538
		13,014
Diversified Consumer Services - 1.0%
Bright Horizons Family Solutions, Inc. (a)	73,200	4,231
Houghton Mifflin Harcourt Co. (a)	96,000	2,419
Nord Anglia Education, Inc. (a)	57,828	1,418
ServiceMaster Global Holdings, Inc.	138,300	5,002
		13,070
Hotels, Restaurants & Leisure - 3.9%
Chipotle Mexican Grill, Inc. (a)	12,321	7,454
Domino's Pizza, Inc.	76,500	8,675
Dunkin' Brands Group, Inc. (d)	23,869	1,313
Jubilant Foodworks Ltd. (a)	23,677	692
Starbucks Corp.	457,052	24,505
Wingstop, Inc.	23,600	670
Yum! Brands, Inc.	66,437	5,985
		49,294
Household Durables - 0.8%
Harman International Industries, Inc.	61,200	7,279
Toll Brothers, Inc. (a)	88,600	3,384
		10,663
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	15,300	6,642
Ctrip.com International Ltd. sponsored ADR (a)	33,100	2,404
NutriSystem, Inc.	52,700	1,311
		10,357
Leisure Products - 0.0%
NJOY, Inc. (a)(f)	56,145	0
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	124,743	7,477
The Walt Disney Co.	142,800	16,299
		23,776
Multiline Retail - 0.2%
JC Penney Corp., Inc. (a)	216,800	1,836
Specialty Retail - 4.2%
AutoZone, Inc. (a)	4,800	3,201
Five Below, Inc. (a)	144,700	5,720
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Home Depot, Inc.	207,824	$ 23,095
L Brands, Inc.	22,100	1,895
Lowe's Companies, Inc.	66,900	4,480
MarineMax, Inc. (a)	90,000	2,116
Restoration Hardware Holdings, Inc. (a)	1,200	117
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	85,704	13,237
		53,861
Textiles, Apparel & Luxury Goods - 1.6%
ECLAT Textile Co. Ltd.	11,436	187
Kate Spade & Co. (a)	391,070	8,424
Michael Kors Holdings Ltd. (a)	7,639	322
NIKE, Inc. Class B	109,267	11,803
		20,736
TOTAL CONSUMER DISCRETIONARY		196,607
CONSUMER STAPLES - 5.0%
Beverages - 1.0%
Kweichow Moutai Co. Ltd.	26,209	1,089
SABMiller PLC	120,224	6,241
The Coca-Cola Co.	136,336	5,348
		12,678
Food & Staples Retailing - 0.7%
Sprouts Farmers Market LLC (a)	44,800	1,209
Whole Foods Market, Inc.	190,351	7,507
		8,716
Food Products - 1.5%
Keurig Green Mountain, Inc.	222,672	17,063
Mead Johnson Nutrition Co. Class A	28,429	2,565
		19,628
Household Products - 0.7%
Procter & Gamble Co.	105,186	8,230
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	44,900	3,891
Herbalife Ltd. (a)	190,633	10,502
		14,393
TOTAL CONSUMER STAPLES		63,645
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Pason Systems, Inc.	131,406	$ 2,351
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc. (a)	68,400	4,737
EOG Resources, Inc.	23,100	2,022
Golar LNG Ltd.	155,961	7,299
Tanker Investments Ltd. (a)(d)	27,900	367
Teekay Tankers Ltd.	59,502	393
		14,818
TOTAL ENERGY		17,169
FINANCIALS - 7.7%
Banks - 0.8%
First Republic Bank	129,900	8,188
HDFC Bank Ltd.	31,265	610
M&T Bank Corp.	10,900	1,362
		10,160
Capital Markets - 4.7%
BlackRock, Inc. Class A	31,494	10,896
E*TRADE Financial Corp. (a)	401,459	12,024
HFF, Inc.	86,100	3,593
Invesco Ltd.	166,584	6,245
JMP Group, Inc.	64,700	505
The Blackstone Group LP	555,919	22,720
Virtus Investment Partners, Inc.	34,500	4,563
		60,546
Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. Class B (a)	23,600	3,212
McGraw Hill Financial, Inc.	104,512	10,498
		13,710
Real Estate Management & Development - 0.9%
Leopalace21 Corp. (a)	73,800	453
Realogy Holdings Corp. (a)	228,681	10,684
		11,137
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	98,900	2,705
TOTAL FINANCIALS		98,258
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 16.6%
Biotechnology - 9.4%
Amgen, Inc.	83,400	$ 12,804
BioMarin Pharmaceutical, Inc. (a)	55,696	7,618
Celgene Corp. (a)	26,200	3,032
Cytokinetics, Inc. warrants 6/25/17 (a)	288,420	121
Gilead Sciences, Inc.	563,163	65,935
Insmed, Inc. (a)	342,678	8,368
Medivation, Inc. (a)	71,800	8,200
Ophthotech Corp. (a)	48,445	2,522
Vertex Pharmaceuticals, Inc. (a)	91,500	11,298
		119,898
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	60,000	4,446
Novadaq Technologies, Inc. (a)	247,800	3,001
		7,447
Health Care Providers & Services - 0.6%
Express Scripts Holding Co. (a)	81,800	7,275
Pharmaceuticals - 6.0%
Allergan PLC (a)	108,377	32,888
Astellas Pharma, Inc.	1,162,400	16,579
Shire PLC	130,900	10,518
Teva Pharmaceutical Industries Ltd. sponsored ADR	156,500	9,249
Valeant Pharmaceuticals International (Canada) (a)	37,300	8,274
		77,508
TOTAL HEALTH CARE		212,128
INDUSTRIALS - 11.9%
Aerospace & Defense - 3.1%
Textron, Inc.	146,000	6,516
TransDigm Group, Inc.	69,827	15,688
United Technologies Corp.	157,312	17,451
		39,655
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	77,000	7,462
Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR	111,553	7,959
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 1.1%
A.O. Smith Corp.	88,944	$ 6,402
Caesarstone Sdot-Yam Ltd.	108,300	7,423
		13,825
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	53,991	2,193
Electrical Equipment - 0.4%
AMETEK, Inc.	88,945	4,872
Industrial Conglomerates - 2.5%
Danaher Corp.	266,255	22,789
Roper Industries, Inc.	53,114	9,160
		31,949
Machinery - 0.1%
Sarine Technologies Ltd.	564,000	955
Sun Hydraulics Corp.	14,500	553
		1,508
Professional Services - 1.9%
CEB, Inc.	53,600	4,666
Equifax, Inc.	21,100	2,049
On Assignment, Inc. (a)	24,306	955
Resources Connection, Inc.	134,100	2,158
Robert Half International, Inc.	74,000	4,107
Verisk Analytics, Inc. (a)	49,267	3,585
WageWorks, Inc. (a)	169,273	6,847
		24,367
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	133,300	10,943
Trading Companies & Distributors - 0.6%
HD Supply Holdings, Inc. (a)	192,800	6,783
Summit Ascent Holdings Ltd. (a)	2,470,000	1,357
		8,140
TOTAL INDUSTRIALS		152,873
INFORMATION TECHNOLOGY - 36.6%
Communications Equipment - 0.3%
QUALCOMM, Inc.	53,600	3,357
Electronic Equipment & Components - 0.7%
TE Connectivity Ltd.	145,463	9,353
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 14.1%
Cvent, Inc. (a)(d)	149,131	$ 3,845
Facebook, Inc. Class A (a)	1,395,991	119,726
Google, Inc.:
Class A (a)	77,352	41,773
Class C	6,016	3,131
Just Dial Ltd.	18,869	377
JUST EAT Ltd. (a)	234,903	1,501
Shopify, Inc. Class A	1,600	54
Textura Corp. (a)(d)	279,139	7,768
Zillow Group, Inc. (a)(d)	22,400	1,943
		180,118
IT Services - 2.0%
Cardtronics, Inc. (a)	33,100	1,226
Cognizant Technology Solutions Corp. Class A (a)	61,000	3,726
MasterCard, Inc. Class A	35,000	3,272
Visa, Inc. Class A	265,896	17,855
		26,079
Semiconductors & Semiconductor Equipment - 2.4%
Avago Technologies Ltd.	9,200	1,223
Cirrus Logic, Inc. (a)	33,200	1,130
Maxim Integrated Products, Inc.	373,600	12,917
Monolithic Power Systems, Inc.	71,318	3,617
Qorvo, Inc. (a)	88,800	7,128
Skyworks Solutions, Inc.	46,700	4,861
		30,876
Software - 9.8%
Activision Blizzard, Inc.	113,287	2,743
Adobe Systems, Inc. (a)	170,600	13,820
Computer Modelling Group Ltd.	276,400	2,802
CyberArk Software Ltd. (a)(d)	54,800	3,443
Electronic Arts, Inc. (a)	303,534	20,185
Fleetmatics Group PLC (a)	107,500	5,034
HubSpot, Inc.	26,300	1,304
Intuit, Inc.	37,300	3,759
Mobileye NV (a)(d)	200,800	10,677
Oracle Corp.	173,800	7,004
Red Hat, Inc. (a)	116,500	8,846
Salesforce.com, Inc. (a)	363,864	25,336
ServiceNow, Inc. (a)	92,900	6,903
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
SolarWinds, Inc. (a)	241,306	$ 11,131
SS&C Technologies Holdings, Inc.	34,720	2,170
		125,157
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	699,246	87,703
Nimble Storage, Inc. (a)	190,800	5,354
		93,057
TOTAL INFORMATION TECHNOLOGY		467,997
MATERIALS - 1.3%
Chemicals - 1.1%
CF Industries Holdings, Inc.	83,500	5,367
Monsanto Co.	55,100	5,873
Sherwin-Williams Co.	9,795	2,694
		13,934
Construction Materials - 0.2%
Eagle Materials, Inc.	13,598	1,038
James Hardie Industries PLC sponsored ADR	32,927	2,183
		3,221
TOTAL MATERIALS		17,155
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	23,100	2,656
TOTAL COMMON STOCKS (Cost $948,151)		1,228,488
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Blu Homes, Inc. Series A, 5.00% (a)(f)	239,736	1,609
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Uber Technologies, Inc. Series D, 8.00% (f)	162,572	5,417
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.1%
AppNexus, Inc. Series E (f)	48,212	$ 1,291
TOTAL INFORMATION TECHNOLOGY		6,708
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,596)		8,317
U.S. Treasury Obligations - 0.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 7/16/15 to 8/13/15 (e) (Cost $530)	$ 530	530
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	39,865,835	39,866
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	26,806,188	26,806
TOTAL MONEY MARKET FUNDS (Cost $66,672)		66,672
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,019,949)		1,304,007
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(23,852)
NET ASSETS - 100%		$ 1,280,155
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
168 ICE Russell 1000 Growth Index Contracts (United States)	Sept. 2015	$ 16,635	$ (268)
12 ICE Russell 2000 Index Contracts (United States)	Sept. 2015	1,500	(13)
TOTAL EQUITY INDEX CONTRACTS		$ 18,135	$ (281)

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $530,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,317,000 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$ 966
Blu Homes, Inc. Series A, 5.00%	6/21/13	$ 1,108
NJOY, Inc.	9/11/13	$ 454
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 2,522
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 64
Fidelity Securities Lending Cash Central Fund	872
Total	$ 936
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 198,216	$ 196,607	$ -	$ 1,609
Consumer Staples	63,645	63,645	-	-
Energy	17,169	17,169	-	-
Financials	98,258	97,648	610	-
Health Care	212,128	201,489	10,639	-
Industrials	152,873	152,873	-	-
Information Technology	474,705	467,997	-	6,708
Materials	17,155	17,155	-	-
Telecommunication Services	2,656	2,656	-	-
U.S. Government and Government Agency Obligations	530	-	530	-
Money Market Funds	66,672	66,672	-	-
Total Investments in Securities:	$ 1,304,007	$ 1,283,911	$ 11,779	$ 8,317
Derivative Instruments:
Liabilities
Futures Contracts	$ (281)	$ (281)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (281)
Total Value of Derivatives	$ -	$ (281)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.8%
Ireland	4.1%
Israel	1.7%
Bermuda	1.4%
Japan	1.4%
Canada	1.2%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2015

Assets
Investment in securities, at value (including securities loaned of $26,580) - See accompanying schedule: Unaffiliated issuers (cost $953,277)	$ 1,237,335
Fidelity Central Funds (cost $66,672)	66,672
Total Investments (cost $1,019,949)		$ 1,304,007
Receivable for investments sold		4,059
Receivable for fund shares sold		770
Dividends receivable		398
Distributions receivable from Fidelity Central Funds		26
Receivable for daily variation margin for derivative instruments		98
Other receivables		34
Total assets		1,309,392

Liabilities
Payable for fund shares redeemed	$ 1,570
Accrued management fee	614
Other affiliated payables	197
Other payables and accrued expenses	50
Collateral on securities loaned, at value	26,806
Total liabilities		29,237

Net Assets		$ 1,280,155
Net Assets consist of:
Paid in capital		$ 1,172,940
Undistributed net investment income		1,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(177,907)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		283,765
Net Assets		$ 1,280,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2015

Growth Discovery: Net Asset Value, offering price and redemption price per share ($1,078,480 ÷ 43,259 shares)	$ 24.93

Class K: Net Asset Value, offering price and redemption price per share ($201,675 ÷ 8,088 shares)	$ 24.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands Year ended June 30, 2015

Investment Income
Dividends		$ 12,409
Income from Fidelity Central Funds (including $872 from security lending)		936
Total income		13,345

Expenses
Management fee
Basic fee	$ 7,037
Performance adjustment	27
Transfer agent fees	1,976
Accounting and security lending fees	416
Custodian fees and expenses	45
Independent trustees' compensation	5
Registration fees	52
Audit	62
Legal	5
Miscellaneous	9
Total expenses before reductions	9,634
Expense reductions	(55)	9,579
Net investment income (loss)		3,766
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	106,505
Foreign currency transactions	(78)
Futures contracts	2,207
Total net realized gain (loss)		108,634
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,706)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(572)
Total change in net unrealized appreciation (depreciation)		(12,280)
Net gain (loss)		96,354
Net increase (decrease) in net assets resulting from operations		$ 100,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,766	$ 1,333
Net realized gain (loss)	108,634	170,050
Change in net unrealized appreciation (depreciation)	(12,280)	124,677
Net increase (decrease) in net assets resulting from operations	100,120	296,060
Distributions to shareholders from net investment income	(1,605)	(1,240)
Distributions to shareholders from net realized gain	-	(308)
Total distributions	(1,605)	(1,548)
Share transactions - net increase (decrease)	(80,798)	64,284
Total increase (decrease) in net assets	17,717	358,796

Net Assets
Beginning of period	1,262,438	903,642
End of period (including undistributed net investment income of $1,357 and undistributed net investment income of $717, respectively)	$ 1,280,155	$ 1,262,438

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.07	$ 17.45	$ 15.09	$ 14.88	$ 10.54
Income from Investment Operations
Net investment income (loss) B	.07	.02	.07	.04	.05
Net realized and unrealized gain (loss)	1.81	5.63	2.35	.26	4.37
Total from investment operations	1.88	5.65	2.42	.30	4.42
Distributions from net investment income	(.02)	(.02)	(.06)	(.03)	(.03)
Distributions from net realized gain	-	(.01)	-	(.06)	(.05)
Total distributions	(.02)	(.03)	(.06)	(.09)	(.08)
Net asset value, end of period	$ 24.93	$ 23.07	$ 17.45	$ 15.09	$ 14.88
Total ReturnA	8.17%	32.40%	16.09%	2.07%	42.09%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.81%	.88%	.81%	.63%
Expenses net of fee waivers, if any	.77%	.81%	.88%	.81%	.63%
Expenses net of all reductions	.77%	.81%	.87%	.80%	.62%
Net investment income (loss)	.27%	.10%	.42%	.27%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 1,078	$ 1,072	$ 767	$ 875	$ 932
Portfolio turnover rateD	51%	70%	62%	74%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.09	$ 17.45	$ 15.09	$ 14.88	$ 10.55
Income from Investment Operations
Net investment income (loss) B	.10	.05	.09	.06	.08
Net realized and unrealized gain (loss)	1.82	5.63	2.36	.26	4.36
Total from investment operations	1.92	5.68	2.45	.32	4.44
Distributions from net investment income	(.07)	(.04)	(.09)	(.06)	(.06)
Distributions from net realized gain	-	(.01)	-	(.06)	(.05)
Total distributions	(.07)	(.04) G	(.09)	(.11) F	(.11)
Net asset value, end of period	$ 24.94	$ 23.09	$ 17.45	$ 15.09	$ 14.88
Total ReturnA	8.32%	32.62%	16.28%	2.27%	42.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.68%	.72%	.64%	.44%
Expenses net of fee waivers, if any	.64%	.68%	.72%	.64%	.44%
Expenses net of all reductions	.64%	.67%	.71%	.63%	.43%
Net investment income (loss)	.40%	.24%	.58%	.44%	.58%
Supplemental Data
Net assets, end of period (in millions)	$ 202	$ 190	$ 137	$ 144	$ 147
Portfolio turnover rateD	51%	70%	62%	74%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.11 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.055 per share.

G Total distributions of $.04 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carrryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 311,195
Gross unrealized depreciation	(27,562)
Net unrealized appreciation (depreciation) on securities	$ 283,633

Tax Cost	$ 1,020,374

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,357
Capital loss carryforward	$ (157,828)
Net unrealized appreciation (depreciation) on securities and other investments	$ 283,621

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (157,828)

The Fund intends to elect to defer to its next fiscal year $19,934 of capital losses recognized during the period November 1, 2014 to June 30, 2015.

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 1,605	$ 1,548

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,207 and a change in net unrealized appreciation (depreciation) of $(572) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $629,475 and $728,965, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Discovery	$ 1,881.17
Class K	95.05
	$ 1,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $704. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $32 for the period.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses, including certain Growth Discovery expenses, during the period in the amount of $23.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014
From net investment income
Growth Discovery	$ 1,051	$ 959
Class K	554	281
Total	$ 1,605	$ 1,240

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10. Distributions to Shareholders - continued

Years ended June 30,	2015	2014
From net realized gain
Growth Discovery	$ -	$ 261
Class K	-	47
Total	$ -	$ 308

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014	2015	2014
Growth Discovery
Shares sold	6,606	11,432	$ 156,958	$ 240,406
Reinvestment of distributions	43	61	996	1,152
Shares redeemed	(9,855)	(8,980)	(234,518)	(186,625)
Net increase (decrease)	(3,206)	2,513	$ (76,564)	$ 54,933
Class K
Shares sold	2,148	2,259	$ 51,064	$ 47,861
Reinvestment of distributions	24	17	554	328
Shares redeemed	(2,328)	(1,868)	(55,852)	(38,838)
Net increase (decrease)	(156)	408	$ (4,234)	$ 9,351

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

CII-K-UANN-0815
1.863270.106
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Mega Cap Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

June 30, 2015

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Mega Cap Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	-0.38%	16.26%	7.82%
Class T (incl. 3.50% sales charge) B, E	1.84%	16.53%	7.87%
Class B (incl. contingent deferred sales charge) C, E	0.04%	16.54%	7.87%
Class C (incl. contingent deferred sales charge) D, E	4.05%	16.79%	7.87%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

E Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Class A on June 30, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the mega-cap proxy Russell Top 200® Index, as well as the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the Russell benchmark, positioning in the pharmaceuticals, biotechnology & life sciences group within health care was the primary detractor, as weak stock picks and my decision to underweight the top-performing sector hurt. Notably, the fund's non-benchmark stake in U.K.-based GlaxoSmithKline detracted, struggling amid some company-specific challenges and a weaker British pound. As the stock's valuation fell, I meaningfully increased our stake. Also in health care, the fund was hurt by not owning Gilead Sciences, a strong-performing benchmark component. Stock picking in energy was another area of difficulty, especially Canada's Suncor Energy, a non-benchmark holding that was hurt by lower oil prices and a surge in the value of the U.S. dollar against the Canadian dollar. In contrast, good stock picking in the financials sector was helpful, notably JPMorgan Chase, which provided what I considered a compelling risk/reward trade-off. Security selection in consumer discretionary also helped, led by positions in home-improvement retailers Target and Lowe's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Class A	1.04%
Actual		$ 1,000.00	$ 1,011.60	$ 5.19
Hypothetical A		$ 1,000.00	$ 1,019.64	$ 5.21
Class T	1.20%
Actual		$ 1,000.00	$ 1,010.40	$ 5.98
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class B	1.72%
Actual		$ 1,000.00	$ 1,007.90	$ 8.56
Hypothetical A		$ 1,000.00	$ 1,016.27	$ 8.60
Class C	1.69%
Actual		$ 1,000.00	$ 1,008.00	$ 8.41
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Mega Cap Stock	.67%
Actual		$ 1,000.00	$ 1,013.30	$ 3.34
Hypothetical A		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.68%
Actual		$ 1,000.00	$ 1,013.30	$ 3.39
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.41
Class Z	.53%
Actual		$ 1,000.00	$ 1,014.60	$ 2.65
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.8	4.5
Apple, Inc.	4.8	4.6
General Electric Co.	3.6	3.2
Microsoft Corp.	3.2	3.4
Bank of America Corp.	3.0	2.9
Citigroup, Inc.	2.8	2.5
Comcast Corp. Class A (special) (non-vtg.)	2.4	2.4
Target Corp.	2.3	2.4
Chevron Corp.	2.1	2.3
Procter & Gamble Co.	2.1	2.3
	31.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.3	23.5
Financials	20.4	19.1
Industrials	10.9	10.9
Health Care	10.5	9.0
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *	As of December 31, 2014 **
Stocks 99.8%	Stocks 98.1%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.9%

* Foreign investments	9.9%	** Foreign investments	10.0%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.0%
General Motors Co.	56,600	$ 1,886,478
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	231,900	12,190,983
Yum! Brands, Inc.	319,600	28,789,568
		40,980,551
Internet & Catalog Retail - 0.2%
Priceline Group, Inc. (a)	8,000	9,210,960
Media - 5.2%
Comcast Corp. Class A (special) (non-vtg.)	1,472,700	88,273,638
The Walt Disney Co.	133,600	15,249,104
Time Warner, Inc.	738,200	64,526,062
Viacom, Inc. Class B (non-vtg.)	345,800	22,352,512
		190,401,316
Multiline Retail - 2.3%
Target Corp.	1,027,500	83,874,825
Specialty Retail - 1.6%
Lowe's Companies, Inc.	853,400	57,152,198
TOTAL CONSUMER DISCRETIONARY		383,506,328
CONSUMER STAPLES - 9.6%
Beverages - 3.3%
Diageo PLC	751,384	21,759,923
PepsiCo, Inc.	366,605	34,218,911
SABMiller PLC	263,789	13,694,369
The Coca-Cola Co.	1,339,000	52,528,970
		122,202,173
Food & Staples Retailing - 1.6%
CVS Health Corp.	332,900	34,914,552
Walgreens Boots Alliance, Inc.	269,897	22,790,103
		57,704,655
Household Products - 2.1%
Procter & Gamble Co.	982,900	76,902,096
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	381,500	41,297,375
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	543,530	$ 43,574,800
Reynolds American, Inc.	133,000	9,929,780
		94,801,955
TOTAL CONSUMER STAPLES		351,610,879
ENERGY - 9.0%
Energy Equipment & Services - 1.0%
Halliburton Co.	201,400	8,674,298
Schlumberger Ltd.	309,200	26,649,948
		35,324,246
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	99,800	7,790,388
Apache Corp.	614,205	35,396,634
Chevron Corp.	813,700	78,497,639
ConocoPhillips Co.	608,400	37,361,844
Exxon Mobil Corp.	159,371	13,259,667
Imperial Oil Ltd.	736,700	28,459,388
Kinder Morgan, Inc.	311,000	11,939,290
Pioneer Natural Resources Co.	30,700	4,257,783
Suncor Energy, Inc.	1,958,100	53,930,056
The Williams Companies, Inc.	394,400	22,634,616
		293,527,305
TOTAL ENERGY		328,851,551
FINANCIALS - 20.4%
Banks - 14.4%
Bank of America Corp.	6,569,300	111,809,486
Citigroup, Inc.	1,854,970	102,468,543
JPMorgan Chase & Co.	2,615,200	177,205,953
PNC Financial Services Group, Inc.	278,200	26,609,830
Standard Chartered PLC (United Kingdom)	1,329,228	21,282,319
U.S. Bancorp	1,086,600	47,158,440
Wells Fargo & Co.	765,830	43,070,279
		529,604,850
Capital Markets - 3.6%
Charles Schwab Corp.	774,900	25,300,485
Goldman Sachs Group, Inc.	34,100	7,119,739
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,080,000	$ 41,893,200
State Street Corp.	726,500	55,940,500
		130,253,924
Diversified Financial Services - 0.1%
IntercontinentalExchange Group, Inc.	16,200	3,622,482
Insurance - 2.3%
American International Group, Inc.	591,700	36,578,894
Marsh & McLennan Companies, Inc.	185,680	10,528,056
MetLife, Inc.	664,995	37,233,070
		84,340,020
TOTAL FINANCIALS		747,821,276
HEALTH CARE - 10.5%
Biotechnology - 1.8%
Amgen, Inc.	258,790	39,729,441
Biogen, Inc. (a)	65,200	26,336,888
Intercept Pharmaceuticals, Inc. (a)	7,900	1,906,902
		67,973,231
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	409,200	20,083,536
Medtronic PLC	272,713	20,208,033
		40,291,569
Health Care Providers & Services - 2.5%
Express Scripts Holding Co. (a)	444,207	39,507,771
McKesson Corp.	198,100	44,534,861
UnitedHealth Group, Inc.	58,448	7,130,656
		91,173,288
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	28,600	3,711,136
Pharmaceuticals - 5.0%
AbbVie, Inc.	95,600	6,423,364
Allergan PLC (a)	45,600	13,837,776
GlaxoSmithKline PLC sponsored ADR	1,067,900	44,478,035
Johnson & Johnson	740,400	72,159,384
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Novartis AG sponsored ADR	93,200	$ 9,165,288
Teva Pharmaceutical Industries Ltd. sponsored ADR	627,100	37,061,610
		183,125,457
TOTAL HEALTH CARE		386,274,681
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	50,200	5,118,894
The Boeing Co.	332,700	46,152,144
United Technologies Corp.	301,100	33,401,023
		84,672,061
Air Freight & Logistics - 2.1%
FedEx Corp.	152,700	26,020,080
United Parcel Service, Inc. Class B	512,700	49,685,757
		75,705,837
Electrical Equipment - 0.4%
Emerson Electric Co.	296,700	16,446,081
Industrial Conglomerates - 3.8%
Danaher Corp.	102,070	8,736,171
General Electric Co.	4,907,100	130,381,647
		139,117,818
Machinery - 0.5%
Deere & Co.	187,600	18,206,580
Road & Rail - 1.8%
CSX Corp.	1,014,000	33,107,100
Norfolk Southern Corp.	157,800	13,785,408
Union Pacific Corp.	210,090	20,036,283
		66,928,791
TOTAL INDUSTRIALS		401,077,168
INFORMATION TECHNOLOGY - 24.3%
Communications Equipment - 3.5%
Cisco Systems, Inc.	2,288,300	62,836,718
QUALCOMM, Inc.	1,053,400	65,974,442
		128,811,160
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 4.1%
Google, Inc.:
Class A (a)	116,050	$ 62,671,642
Class C	105,826	55,083,491
Twitter, Inc. (a)	395,700	14,332,254
Yahoo!, Inc. (a)	498,839	19,599,384
		151,686,771
IT Services - 5.0%
Cognizant Technology Solutions Corp. Class A (a)	433,900	26,506,951
IBM Corp.	288,300	46,894,878
MasterCard, Inc. Class A	591,800	55,321,464
Visa, Inc. Class A	784,700	52,692,605
		181,415,898
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A	247,036	12,719,884
Software - 5.3%
Adobe Systems, Inc. (a)	234,400	18,988,744
Microsoft Corp.	2,668,700	117,823,105
Oracle Corp.	1,031,100	41,553,330
Salesforce.com, Inc. (a)	210,000	14,622,300
		192,987,479
Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	1,402,907	175,959,610
EMC Corp.	1,379,900	36,415,561
First Data Holdings, Inc. Class B (c)	2,429,231	11,441,678
		223,816,849
TOTAL INFORMATION TECHNOLOGY		891,438,041
MATERIALS - 3.0%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	305,100	19,511,145
LyondellBasell Industries NV Class A	87,400	9,047,648
Monsanto Co.	408,810	43,575,058
Syngenta AG (Switzerland)	50,672	20,675,287
		92,809,138
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	856,800	15,953,616
TOTAL MATERIALS		108,762,754
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	1,314,525	$ 61,270,010
TOTAL COMMON STOCKS (Cost $2,978,603,841)		3,660,612,688
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.15% (b) (Cost $20,626,054)	20,626,054	20,626,054
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,999,229,895)		3,681,238,742
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(15,171,892)
NET ASSETS - 100%		$ 3,666,066,850
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,441,678 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 9,716,924

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,922
Fidelity Securities Lending Cash Central Fund	156,118
Total	$ 216,040
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 383,506,328	$ 383,506,328	$ -	$ -
Consumer Staples	351,610,879	329,850,956	21,759,923	-
Energy	328,851,551	328,851,551	-	-
Financials	747,821,276	747,821,276	-	-
Health Care	386,274,681	386,274,681	-	-
Industrials	401,077,168	401,077,168	-	-
Information Technology	891,438,041	879,996,363	-	11,441,678
Materials	108,762,754	88,087,467	20,675,287	-
Telecommunication Services	61,270,010	61,270,010	-	-
Money Market Funds	20,626,054	20,626,054	-	-
Total Investments in Securities:	$ 3,681,238,742	$ 3,627,361,854	$ 42,435,210	$ 11,441,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,978,603,841)	$ 3,660,612,688
Fidelity Central Funds (cost $20,626,054)	20,626,054
Total Investments (cost $2,999,229,895)		$ 3,681,238,742
Receivable for investments sold		10,655,758
Receivable for fund shares sold		4,694,868
Dividends receivable		5,305,356
Distributions receivable from Fidelity Central Funds		9,358
Other receivables		325,407
Total assets		3,702,229,489

Liabilities
Payable for investments purchased	$ 9,051,103
Payable for fund shares redeemed	24,911,655
Accrued management fee	1,398,781
Distribution and service plan fees payable	65,191
Other affiliated payables	673,938
Other payables and accrued expenses	61,971
Total liabilities		36,162,639

Net Assets		$ 3,666,066,850
Net Assets consist of:
Paid in capital		$ 2,909,116,108
Undistributed net investment income		26,500,350
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,448,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		682,002,146
Net Assets		$ 3,666,066,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($117,384,826 ÷ 7,086,991 shares)	$ 16.56

Maximum offering price per share (100/94.25 of $16.56)	$ 17.57
Class T: Net Asset Value and redemption price per share ($23,230,974 ÷ 1,401,691 shares)	$ 16.57

Maximum offering price per share (100/96.50 of $16.57)	$ 17.17
Class B: Net Asset Value and offering price per share ($874,556 ÷ 52,968 shares) A	$ 16.51

Class C: Net Asset Value and offering price per share ($34,789,793 ÷ 2,127,380 shares)A	$ 16.35

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($3,300,700,289 ÷ 197,392,717 shares)	$ 16.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($186,637,220 ÷ 11,153,025 shares)	$ 16.73

Class Z: Net Asset Value, offering price and redemption price per share ($2,449,192 ÷ 146,771 shares)	$ 16.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 77,824,438
Income from Fidelity Central Funds		216,040
Total income		78,040,478

Expenses
Management fee	$ 16,310,754
Transfer agent fees	6,845,697
Distribution and service plan fees	631,966
Accounting and security lending fees	1,029,560
Custodian fees and expenses	70,888
Independent trustees' compensation	15,118
Registration fees	206,806
Audit	55,357
Legal	9,663
Interest	156
Miscellaneous	25,297
Total expenses before reductions	25,201,262
Expense reductions	(88,839)	25,112,423
Net investment income (loss)		52,928,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	93,757,993
Redemptions in-kind with affiliated entities	258,457,924
Foreign currency transactions	22,942
Total net realized gain (loss)		352,238,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(177,957,075)
Assets and liabilities in foreign currencies	(13,672)
Total change in net unrealized appreciation (depreciation)		(177,970,747)
Net gain (loss)		174,268,112
Net increase (decrease) in net assets resulting from operations		$ 227,196,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,928,055	$ 43,790,283
Net realized gain (loss)	352,238,859	143,553,574
Change in net unrealized appreciation (depreciation)	(177,970,747)	457,018,639
Net increase (decrease) in net assets resulting from operations	227,196,167	644,362,496
Distributions to shareholders from net investment income	(46,829,535)	(35,705,336)
Distributions to shareholders from net realized gain	(111,240,730)	(41,770,691)
Total distributions	(158,070,265)	(77,476,027)
Share transactions - net increase (decrease)	(48,371,272)	513,653,074
Total increase (decrease) in net assets	20,754,630	1,080,539,543

Net Assets
Beginning of period	3,645,312,220	2,564,772,677
End of period (including undistributed net investment income of $26,500,350 and undistributed net investment income of $25,146,366, respectively)	$ 3,666,066,850	$ 3,645,312,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.32	$ 13.51	$ 11.05	$ 10.37	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.18	.18	.17	.13	.07
Net realized and unrealized gain (loss)	.71	3.00	2.43	.64	2.28
Total from investment operations	.89	3.18	2.60	.77	2.35
Distributions from net investment income	(.17)	(.16)	(.14)	(.09)	(.05)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.65) H	(.37)	(.14)	(.09)	(.05)
Net asset value, end of period	$ 16.56	$ 16.32	$ 13.51	$ 11.05	$ 10.37
Total Return A, B	5.69%	23.88%	23.78%	7.57%	29.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of fee waivers, if any	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of all reductions	1.05%	.96%	.98%	1.02%	1.06%
Net investment income (loss)	1.10%	1.19%	1.37%	1.28%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,385	$ 77,335	$ 20,336	$ 8,527	$ 4,169
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.474 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.31	$ 13.51	$ 11.05	$ 10.38	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.16	.14	.14	.10	.05
Net realized and unrealized gain (loss)	.70	3.00	2.43	.64	2.29
Total from investment operations	.86	3.14	2.57	.74	2.34
Distributions from net investment income	(.13)	(.13)	(.11)	(.07)	(.03)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.60)	(.34)	(.11)	(.07)	(.03)
Net asset value, end of period	$ 16.57	$ 16.31	$ 13.51	$ 11.05	$ 10.38
Total Return A, B	5.53%	23.54%	23.44%	7.19%	29.08%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.22%	1.26%	1.32%	1.32%
Expenses net of fee waivers, if any	1.20%	1.22%	1.26%	1.32%	1.32%
Expenses net of all reductions	1.20%	1.22%	1.26%	1.32%	1.32%
Net investment income (loss)	.95%	.92%	1.09%	.98%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,231	$ 15,728	$ 8,377	$ 2,293	$ 1,682
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.21	$ 13.43	$ 10.97	$ 10.30	$ 8.02
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- H
Net realized and unrealized gain (loss)	.72	2.98	2.43	.63	2.28
Total from investment operations	.79	3.04	2.50	.68	2.28
Distributions from net investment income	(.02)	(.04)	(.04)	(.01)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.49)	(.26) J	(.04)	(.01)	-
Net asset value, end of period	$ 16.51	$ 16.21	$ 13.43	$ 10.97	$ 10.30
Total Return A, B	5.04%	22.82%	22.83%	6.62%	28.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.73%	1.78%	1.80%	1.81%	1.82%
Net investment income (loss)	.42%	.37%	.55%	.49%	.00%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 875	$ 919	$ 716	$ 704	$ 764
Portfolio turnover rate E	22% I	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.26 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.12	$ 13.38	$ 10.93	$ 10.28	$ 8.01
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- G
Net realized and unrealized gain (loss)	.71	2.97	2.42	.64	2.27
Total from investment operations	.78	3.03	2.49	.69	2.27
Distributions from net investment income	(.08)	(.08)	(.04)	(.04)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.55)	(.29)	(.04)	(.04)	-
Net asset value, end of period	$ 16.35	$ 16.12	$ 13.38	$ 10.93	$ 10.28
Total Return A, B	5.05%	22.90%	22.83%	6.74%	28.34%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of all reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Net investment income (loss)	.45%	.43%	.59%	.51%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,790	$ 16,600	$ 7,938	$ 2,845	$ 1,913
Portfolio turnover rate E	22% H	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.44	$ 13.60	$ 11.11	$ 10.43	$ 8.11
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.46	.64	2.29
Total from investment operations	.96	3.24	2.66	.80	2.39
Distributions from net investment income	(.21)	(.19)	(.17)	(.12)	(.07)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.68)	(.40)	(.17)	(.12)	(.07)
Net asset value, end of period	$ 16.72	$ 16.44	$ 13.60	$ 11.11	$ 10.43
Total Return A	6.13%	24.18%	24.17%	7.83%	29.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.70%	.76%	.79%
Expenses net of fee waivers, if any	.67%	.68%	.70%	.76%	.79%
Expenses net of all reductions	.67%	.68%	.70%	.75%	.78%
Net investment income (loss)	1.48%	1.47%	1.64%	1.55%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,300,700	$ 2,860,197	$ 2,214,592	$ 1,287,144	$ 785,233
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 13.55	$ 11.08	$ 10.40	$ 8.09
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.44	.63	2.30
Total from investment operations	.96	3.24	2.64	.79	2.40
Distributions from net investment income	(.15)	(.18)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.62)	(.40) G	(.17)	(.11)	(.09)
Net asset value, end of period	$ 16.73	$ 16.39	$ 13.55	$ 11.08	$ 10.40
Total Return A	6.11%	24.23%	24.06%	7.77%	29.74%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.71%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.68%	.71%	.74%	.78%	.79%
Expenses net of all reductions	.68%	.71%	.74%	.77%	.78%
Net investment income (loss)	1.47%	1.43%	1.61%	1.53%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,637	$ 674,416	$ 312,814	$ 175,833	$ 136,768
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended June 30,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 14.31
Income from Investment Operations
Net investment income (loss) D	.27	.21
Net realized and unrealized gain (loss)	.72	2.20
Total from investment operations	.99	2.41
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.47)	(.21)
Total distributions	(.70)	(.32) J
Net asset value, end of period	$ 16.69	$ 16.40
Total Return B, C	6.33%	17.06%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.54% A
Expenses net of fee waivers, if any	.54%	.54% A
Expenses net of all reductions	.54%	.54% A
Net investment income (loss)	1.61%	1.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,449	$ 117
Portfolio turnover rate F	22% I	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operation periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.32 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved a change in the name of Institutional Class to Class I effective July 1, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, redemptions in-kind, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 779,020,215
Gross unrealized depreciation	(104,507,539)
Net unrealized appreciation (depreciation) on securities	$ 674,512,676

Tax Cost	$ 3,006,726,066

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,800,176
Undistributed long-term capital gain	$ 54,644,725
Net unrealized appreciation (depreciation) on securities and other investments	$ 674,505,842

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 55,237,806	$ 36,293,656
Long-term Capital Gains	102,832,459	41,182,371
Total	$ 158,070,265	$ 77,476,027

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,139,801,842 and $797,694,615, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 252,100	$ 11,424
Class T	.25%	.25%	100,358	114
Class B	.75%	.25%	8,989	6,742
Class C	.75%	.25%	270,519	114,742
			$ 631,966	$ 133,022

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,523
Class T	7,089
Class B*	496
Class C*	4,490
$ 64,598

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 309,844.31
Class T	43,511.22
Class B	2,155.24
Class C	55,713.21
Mega Cap Stock	5,968,343.18
Institutional Class	465,544.20
Class Z	587.05
	$ 6,845,697

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13,956 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,352,000.34%		$ 156

Redemptions In-Kind. During the period, 43,665,126 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $714,361,465. The net realized gain of $258,457,924 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $276,240,517 in exchange for 17,072,962 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156,118. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,899 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the following classes were reimbursed and/or waived by the investment adviser for a portion of operating expenses.

Amount
Class A	$ 589
Class T	333
Class B	12
Class C	387
Mega Cap Stock	63,295
Institutional	7,276
Total	$ 71,892

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014 A
From net investment income
Class A	$ 950,795	$ 295,572
Class T	142,768	98,011
Class B	987	2,617
Class C	106,396	56,227
Mega Cap Stock	44,068,113	30,989,923
Institutional Class	1,558,917	4,262,259
Class Z	1,559	727
Total	$ 46,829,535	$ 35,705,336

Annual Report

9. Distributions to Shareholders - continued

Years ended June 30,	2015	2014 A
From net realized gain
Class A	$ 2,510,571	$ 453,140
Class T	494,206	181,208
Class B	24,560	13,697
Class C	584,855	173,595
Mega Cap Stock	102,921,747	35,870,113
Institutional Class	4,701,472	5,077,450
Class Z	3,319	1,488
Total	$ 111,240,730	$ 41,770,691

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	5,262,936	3,913,806	$ 85,912,467	$ 60,286,671
Reinvestment of distributions	215,202	45,968	3,382,641	673,798
Shares redeemed	(3,131,094)	(725,328)	(51,196,855)	(11,077,893)
Net increase (decrease)	2,347,044	3,234,446	$ 38,098,253	$ 49,882,576
Class T
Shares sold	751,262	595,712	$ 12,268,310	$ 8,877,747
Reinvestment of distributions	40,216	18,863	633,071	276,847
Shares redeemed	(354,371)	(270,157)	(5,807,319)	(4,055,631)
Net increase (decrease)	437,107	344,418	$ 7,094,062	$ 5,098,963
Class B
Shares sold	9,844	27,198	$ 158,413	$ 400,691
Reinvestment of distributions	1,621	1,081	25,462	15,861
Shares redeemed	(15,153)	(24,976)	(248,719)	(377,365)
Net increase (decrease)	(3,688)	3,303	$ (64,844)	$ 39,187
Class C
Shares sold	1,409,999	504,584	$ 22,764,590	$ 7,460,222
Reinvestment of distributions	43,387	15,230	676,285	221,741
Shares redeemed	(355,732)	(83,515)	(5,782,952)	(1,262,211)
Net increase (decrease)	1,097,654	436,299	$ 17,657,923	$ 6,419,752

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Mega Cap Stock
Shares sold	107,166,467	53,817,396	$ 1,752,258,464	$ 817,611,772
Reinvestment of distributions	8,630,508	4,142,626	136,563,203	61,008,516
Shares redeemed	(92,388,644) B	(46,852,676)	(1,518,515,214) B	(705,756,204)
Net increase (decrease)	23,408,331	11,107,346	$ 370,306,453	$ 172,864,084
Institutional Class
Shares sold	22,065,940 C	19,497,644	$ 358,328,832 C	$ 301,200,514
Reinvestment of distributions	376,861	626,527	5,974,450	9,201,440
Shares redeemed	(52,444,350)	(2,047,800)	(848,059,899)	(31,155,657)
Net increase (decrease)	(30,001,549)	18,076,371	$ (483,756,617)	$ 279,246,297
Class Z
Shares sold	143,767	6,988	$ 2,363,066	$ 100,000
Reinvestment of distributions	309	150	4,878	2,215
Shares redeemed	(4,443)	-	(74,446)	-
Net increase (decrease)	139,633	7,138	$ 2,293,498	$ 102,215

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

C Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	08/10/15	08/07/15	$0.097	$0.264
Class T	08/10/15	08/07/15	$0.084	$0.264
Class B	08/10/15	08/07/15	$0.029	$0.264
Class C	08/10/15	08/07/15	$0.046	$0.264

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $78,890,606, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGII-UANN-0815
1.855226.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Mega Cap Stock

Fund - Institutional Class

(To be renamed Class I effective July 1, 2015)

Annual Report

June 30, 2015

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Mega Cap Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 Years
Institutional Class A, B	6.11%	17.99%	8.69%

A The initial offering of Institutional Class shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund.

B Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Institutional Class on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the mega-cap proxy Russell Top 200® Index, as well as the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the Russell benchmark, positioning in the pharmaceuticals, biotechnology & life sciences group within health care was the primary detractor, as weak stock picks and my decision to underweight the top-performing sector hurt. Notably, the fund's non-benchmark stake in U.K.-based GlaxoSmithKline detracted, struggling amid some company-specific challenges and a weaker British pound. As the stock's valuation fell, I meaningfully increased our stake. Also in health care, the fund was hurt by not owning Gilead Sciences, a strong-performing benchmark component. Stock picking in energy was another area of difficulty, especially Canada's Suncor Energy, a non-benchmark holding that was hurt by lower oil prices and a surge in the value of the U.S. dollar against the Canadian dollar. In contrast, good stock picking in the financials sector was helpful, notably JPMorgan Chase, which provided what I considered a compelling risk/reward trade-off. Security selection in consumer discretionary also helped, led by positions in home-improvement retailers Target and Lowe's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Class A	1.04%
Actual		$ 1,000.00	$ 1,011.60	$ 5.19
Hypothetical A		$ 1,000.00	$ 1,019.64	$ 5.21
Class T	1.20%
Actual		$ 1,000.00	$ 1,010.40	$ 5.98
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class B	1.72%
Actual		$ 1,000.00	$ 1,007.90	$ 8.56
Hypothetical A		$ 1,000.00	$ 1,016.27	$ 8.60
Class C	1.69%
Actual		$ 1,000.00	$ 1,008.00	$ 8.41
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Mega Cap Stock	.67%
Actual		$ 1,000.00	$ 1,013.30	$ 3.34
Hypothetical A		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.68%
Actual		$ 1,000.00	$ 1,013.30	$ 3.39
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.41
Class Z	.53%
Actual		$ 1,000.00	$ 1,014.60	$ 2.65
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.8	4.5
Apple, Inc.	4.8	4.6
General Electric Co.	3.6	3.2
Microsoft Corp.	3.2	3.4
Bank of America Corp.	3.0	2.9
Citigroup, Inc.	2.8	2.5
Comcast Corp. Class A (special) (non-vtg.)	2.4	2.4
Target Corp.	2.3	2.4
Chevron Corp.	2.1	2.3
Procter & Gamble Co.	2.1	2.3
	31.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.3	23.5
Financials	20.4	19.1
Industrials	10.9	10.9
Health Care	10.5	9.0
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *	As of December 31, 2014 **
Stocks 99.8%	Stocks 98.1%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.9%

* Foreign investments	9.9%	** Foreign investments	10.0%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.0%
General Motors Co.	56,600	$ 1,886,478
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	231,900	12,190,983
Yum! Brands, Inc.	319,600	28,789,568
		40,980,551
Internet & Catalog Retail - 0.2%
Priceline Group, Inc. (a)	8,000	9,210,960
Media - 5.2%
Comcast Corp. Class A (special) (non-vtg.)	1,472,700	88,273,638
The Walt Disney Co.	133,600	15,249,104
Time Warner, Inc.	738,200	64,526,062
Viacom, Inc. Class B (non-vtg.)	345,800	22,352,512
		190,401,316
Multiline Retail - 2.3%
Target Corp.	1,027,500	83,874,825
Specialty Retail - 1.6%
Lowe's Companies, Inc.	853,400	57,152,198
TOTAL CONSUMER DISCRETIONARY		383,506,328
CONSUMER STAPLES - 9.6%
Beverages - 3.3%
Diageo PLC	751,384	21,759,923
PepsiCo, Inc.	366,605	34,218,911
SABMiller PLC	263,789	13,694,369
The Coca-Cola Co.	1,339,000	52,528,970
		122,202,173
Food & Staples Retailing - 1.6%
CVS Health Corp.	332,900	34,914,552
Walgreens Boots Alliance, Inc.	269,897	22,790,103
		57,704,655
Household Products - 2.1%
Procter & Gamble Co.	982,900	76,902,096
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	381,500	41,297,375
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	543,530	$ 43,574,800
Reynolds American, Inc.	133,000	9,929,780
		94,801,955
TOTAL CONSUMER STAPLES		351,610,879
ENERGY - 9.0%
Energy Equipment & Services - 1.0%
Halliburton Co.	201,400	8,674,298
Schlumberger Ltd.	309,200	26,649,948
		35,324,246
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	99,800	7,790,388
Apache Corp.	614,205	35,396,634
Chevron Corp.	813,700	78,497,639
ConocoPhillips Co.	608,400	37,361,844
Exxon Mobil Corp.	159,371	13,259,667
Imperial Oil Ltd.	736,700	28,459,388
Kinder Morgan, Inc.	311,000	11,939,290
Pioneer Natural Resources Co.	30,700	4,257,783
Suncor Energy, Inc.	1,958,100	53,930,056
The Williams Companies, Inc.	394,400	22,634,616
		293,527,305
TOTAL ENERGY		328,851,551
FINANCIALS - 20.4%
Banks - 14.4%
Bank of America Corp.	6,569,300	111,809,486
Citigroup, Inc.	1,854,970	102,468,543
JPMorgan Chase & Co.	2,615,200	177,205,953
PNC Financial Services Group, Inc.	278,200	26,609,830
Standard Chartered PLC (United Kingdom)	1,329,228	21,282,319
U.S. Bancorp	1,086,600	47,158,440
Wells Fargo & Co.	765,830	43,070,279
		529,604,850
Capital Markets - 3.6%
Charles Schwab Corp.	774,900	25,300,485
Goldman Sachs Group, Inc.	34,100	7,119,739
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,080,000	$ 41,893,200
State Street Corp.	726,500	55,940,500
		130,253,924
Diversified Financial Services - 0.1%
IntercontinentalExchange Group, Inc.	16,200	3,622,482
Insurance - 2.3%
American International Group, Inc.	591,700	36,578,894
Marsh & McLennan Companies, Inc.	185,680	10,528,056
MetLife, Inc.	664,995	37,233,070
		84,340,020
TOTAL FINANCIALS		747,821,276
HEALTH CARE - 10.5%
Biotechnology - 1.8%
Amgen, Inc.	258,790	39,729,441
Biogen, Inc. (a)	65,200	26,336,888
Intercept Pharmaceuticals, Inc. (a)	7,900	1,906,902
		67,973,231
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	409,200	20,083,536
Medtronic PLC	272,713	20,208,033
		40,291,569
Health Care Providers & Services - 2.5%
Express Scripts Holding Co. (a)	444,207	39,507,771
McKesson Corp.	198,100	44,534,861
UnitedHealth Group, Inc.	58,448	7,130,656
		91,173,288
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	28,600	3,711,136
Pharmaceuticals - 5.0%
AbbVie, Inc.	95,600	6,423,364
Allergan PLC (a)	45,600	13,837,776
GlaxoSmithKline PLC sponsored ADR	1,067,900	44,478,035
Johnson & Johnson	740,400	72,159,384
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Novartis AG sponsored ADR	93,200	$ 9,165,288
Teva Pharmaceutical Industries Ltd. sponsored ADR	627,100	37,061,610
		183,125,457
TOTAL HEALTH CARE		386,274,681
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	50,200	5,118,894
The Boeing Co.	332,700	46,152,144
United Technologies Corp.	301,100	33,401,023
		84,672,061
Air Freight & Logistics - 2.1%
FedEx Corp.	152,700	26,020,080
United Parcel Service, Inc. Class B	512,700	49,685,757
		75,705,837
Electrical Equipment - 0.4%
Emerson Electric Co.	296,700	16,446,081
Industrial Conglomerates - 3.8%
Danaher Corp.	102,070	8,736,171
General Electric Co.	4,907,100	130,381,647
		139,117,818
Machinery - 0.5%
Deere & Co.	187,600	18,206,580
Road & Rail - 1.8%
CSX Corp.	1,014,000	33,107,100
Norfolk Southern Corp.	157,800	13,785,408
Union Pacific Corp.	210,090	20,036,283
		66,928,791
TOTAL INDUSTRIALS		401,077,168
INFORMATION TECHNOLOGY - 24.3%
Communications Equipment - 3.5%
Cisco Systems, Inc.	2,288,300	62,836,718
QUALCOMM, Inc.	1,053,400	65,974,442
		128,811,160
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 4.1%
Google, Inc.:
Class A (a)	116,050	$ 62,671,642
Class C	105,826	55,083,491
Twitter, Inc. (a)	395,700	14,332,254
Yahoo!, Inc. (a)	498,839	19,599,384
		151,686,771
IT Services - 5.0%
Cognizant Technology Solutions Corp. Class A (a)	433,900	26,506,951
IBM Corp.	288,300	46,894,878
MasterCard, Inc. Class A	591,800	55,321,464
Visa, Inc. Class A	784,700	52,692,605
		181,415,898
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A	247,036	12,719,884
Software - 5.3%
Adobe Systems, Inc. (a)	234,400	18,988,744
Microsoft Corp.	2,668,700	117,823,105
Oracle Corp.	1,031,100	41,553,330
Salesforce.com, Inc. (a)	210,000	14,622,300
		192,987,479
Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	1,402,907	175,959,610
EMC Corp.	1,379,900	36,415,561
First Data Holdings, Inc. Class B (c)	2,429,231	11,441,678
		223,816,849
TOTAL INFORMATION TECHNOLOGY		891,438,041
MATERIALS - 3.0%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	305,100	19,511,145
LyondellBasell Industries NV Class A	87,400	9,047,648
Monsanto Co.	408,810	43,575,058
Syngenta AG (Switzerland)	50,672	20,675,287
		92,809,138
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	856,800	15,953,616
TOTAL MATERIALS		108,762,754
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	1,314,525	$ 61,270,010
TOTAL COMMON STOCKS (Cost $2,978,603,841)		3,660,612,688
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.15% (b) (Cost $20,626,054)	20,626,054	20,626,054
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,999,229,895)		3,681,238,742
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(15,171,892)
NET ASSETS - 100%		$ 3,666,066,850
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,441,678 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 9,716,924

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,922
Fidelity Securities Lending Cash Central Fund	156,118
Total	$ 216,040
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 383,506,328	$ 383,506,328	$ -	$ -
Consumer Staples	351,610,879	329,850,956	21,759,923	-
Energy	328,851,551	328,851,551	-	-
Financials	747,821,276	747,821,276	-	-
Health Care	386,274,681	386,274,681	-	-
Industrials	401,077,168	401,077,168	-	-
Information Technology	891,438,041	879,996,363	-	11,441,678
Materials	108,762,754	88,087,467	20,675,287	-
Telecommunication Services	61,270,010	61,270,010	-	-
Money Market Funds	20,626,054	20,626,054	-	-
Total Investments in Securities:	$ 3,681,238,742	$ 3,627,361,854	$ 42,435,210	$ 11,441,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,978,603,841)	$ 3,660,612,688
Fidelity Central Funds (cost $20,626,054)	20,626,054
Total Investments (cost $2,999,229,895)		$ 3,681,238,742
Receivable for investments sold		10,655,758
Receivable for fund shares sold		4,694,868
Dividends receivable		5,305,356
Distributions receivable from Fidelity Central Funds		9,358
Other receivables		325,407
Total assets		3,702,229,489

Liabilities
Payable for investments purchased	$ 9,051,103
Payable for fund shares redeemed	24,911,655
Accrued management fee	1,398,781
Distribution and service plan fees payable	65,191
Other affiliated payables	673,938
Other payables and accrued expenses	61,971
Total liabilities		36,162,639

Net Assets		$ 3,666,066,850
Net Assets consist of:
Paid in capital		$ 2,909,116,108
Undistributed net investment income		26,500,350
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,448,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		682,002,146
Net Assets		$ 3,666,066,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($117,384,826 ÷ 7,086,991 shares)	$ 16.56

Maximum offering price per share (100/94.25 of $16.56)	$ 17.57
Class T: Net Asset Value and redemption price per share ($23,230,974 ÷ 1,401,691 shares)	$ 16.57

Maximum offering price per share (100/96.50 of $16.57)	$ 17.17
Class B: Net Asset Value and offering price per share ($874,556 ÷ 52,968 shares) A	$ 16.51

Class C: Net Asset Value and offering price per share ($34,789,793 ÷ 2,127,380 shares)A	$ 16.35

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($3,300,700,289 ÷ 197,392,717 shares)	$ 16.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($186,637,220 ÷ 11,153,025 shares)	$ 16.73

Class Z: Net Asset Value, offering price and redemption price per share ($2,449,192 ÷ 146,771 shares)	$ 16.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 77,824,438
Income from Fidelity Central Funds		216,040
Total income		78,040,478

Expenses
Management fee	$ 16,310,754
Transfer agent fees	6,845,697
Distribution and service plan fees	631,966
Accounting and security lending fees	1,029,560
Custodian fees and expenses	70,888
Independent trustees' compensation	15,118
Registration fees	206,806
Audit	55,357
Legal	9,663
Interest	156
Miscellaneous	25,297
Total expenses before reductions	25,201,262
Expense reductions	(88,839)	25,112,423
Net investment income (loss)		52,928,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	93,757,993
Redemptions in-kind with affiliated entities	258,457,924
Foreign currency transactions	22,942
Total net realized gain (loss)		352,238,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(177,957,075)
Assets and liabilities in foreign currencies	(13,672)
Total change in net unrealized appreciation (depreciation)		(177,970,747)
Net gain (loss)		174,268,112
Net increase (decrease) in net assets resulting from operations		$ 227,196,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,928,055	$ 43,790,283
Net realized gain (loss)	352,238,859	143,553,574
Change in net unrealized appreciation (depreciation)	(177,970,747)	457,018,639
Net increase (decrease) in net assets resulting from operations	227,196,167	644,362,496
Distributions to shareholders from net investment income	(46,829,535)	(35,705,336)
Distributions to shareholders from net realized gain	(111,240,730)	(41,770,691)
Total distributions	(158,070,265)	(77,476,027)
Share transactions - net increase (decrease)	(48,371,272)	513,653,074
Total increase (decrease) in net assets	20,754,630	1,080,539,543

Net Assets
Beginning of period	3,645,312,220	2,564,772,677
End of period (including undistributed net investment income of $26,500,350 and undistributed net investment income of $25,146,366, respectively)	$ 3,666,066,850	$ 3,645,312,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.32	$ 13.51	$ 11.05	$ 10.37	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.18	.18	.17	.13	.07
Net realized and unrealized gain (loss)	.71	3.00	2.43	.64	2.28
Total from investment operations	.89	3.18	2.60	.77	2.35
Distributions from net investment income	(.17)	(.16)	(.14)	(.09)	(.05)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.65) H	(.37)	(.14)	(.09)	(.05)
Net asset value, end of period	$ 16.56	$ 16.32	$ 13.51	$ 11.05	$ 10.37
Total Return A, B	5.69%	23.88%	23.78%	7.57%	29.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of fee waivers, if any	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of all reductions	1.05%	.96%	.98%	1.02%	1.06%
Net investment income (loss)	1.10%	1.19%	1.37%	1.28%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,385	$ 77,335	$ 20,336	$ 8,527	$ 4,169
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.474 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.31	$ 13.51	$ 11.05	$ 10.38	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.16	.14	.14	.10	.05
Net realized and unrealized gain (loss)	.70	3.00	2.43	.64	2.29
Total from investment operations	.86	3.14	2.57	.74	2.34
Distributions from net investment income	(.13)	(.13)	(.11)	(.07)	(.03)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.60)	(.34)	(.11)	(.07)	(.03)
Net asset value, end of period	$ 16.57	$ 16.31	$ 13.51	$ 11.05	$ 10.38
Total Return A, B	5.53%	23.54%	23.44%	7.19%	29.08%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.22%	1.26%	1.32%	1.32%
Expenses net of fee waivers, if any	1.20%	1.22%	1.26%	1.32%	1.32%
Expenses net of all reductions	1.20%	1.22%	1.26%	1.32%	1.32%
Net investment income (loss)	.95%	.92%	1.09%	.98%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,231	$ 15,728	$ 8,377	$ 2,293	$ 1,682
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.21	$ 13.43	$ 10.97	$ 10.30	$ 8.02
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- H
Net realized and unrealized gain (loss)	.72	2.98	2.43	.63	2.28
Total from investment operations	.79	3.04	2.50	.68	2.28
Distributions from net investment income	(.02)	(.04)	(.04)	(.01)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.49)	(.26) J	(.04)	(.01)	-
Net asset value, end of period	$ 16.51	$ 16.21	$ 13.43	$ 10.97	$ 10.30
Total Return A, B	5.04%	22.82%	22.83%	6.62%	28.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.73%	1.78%	1.80%	1.81%	1.82%
Net investment income (loss)	.42%	.37%	.55%	.49%	.00%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 875	$ 919	$ 716	$ 704	$ 764
Portfolio turnover rate E	22% I	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.26 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.12	$ 13.38	$ 10.93	$ 10.28	$ 8.01
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- G
Net realized and unrealized gain (loss)	.71	2.97	2.42	.64	2.27
Total from investment operations	.78	3.03	2.49	.69	2.27
Distributions from net investment income	(.08)	(.08)	(.04)	(.04)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.55)	(.29)	(.04)	(.04)	-
Net asset value, end of period	$ 16.35	$ 16.12	$ 13.38	$ 10.93	$ 10.28
Total Return A, B	5.05%	22.90%	22.83%	6.74%	28.34%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of all reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Net investment income (loss)	.45%	.43%	.59%	.51%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,790	$ 16,600	$ 7,938	$ 2,845	$ 1,913
Portfolio turnover rate E	22% H	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.44	$ 13.60	$ 11.11	$ 10.43	$ 8.11
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.46	.64	2.29
Total from investment operations	.96	3.24	2.66	.80	2.39
Distributions from net investment income	(.21)	(.19)	(.17)	(.12)	(.07)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.68)	(.40)	(.17)	(.12)	(.07)
Net asset value, end of period	$ 16.72	$ 16.44	$ 13.60	$ 11.11	$ 10.43
Total Return A	6.13%	24.18%	24.17%	7.83%	29.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.70%	.76%	.79%
Expenses net of fee waivers, if any	.67%	.68%	.70%	.76%	.79%
Expenses net of all reductions	.67%	.68%	.70%	.75%	.78%
Net investment income (loss)	1.48%	1.47%	1.64%	1.55%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,300,700	$ 2,860,197	$ 2,214,592	$ 1,287,144	$ 785,233
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 13.55	$ 11.08	$ 10.40	$ 8.09
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.44	.63	2.30
Total from investment operations	.96	3.24	2.64	.79	2.40
Distributions from net investment income	(.15)	(.18)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.62)	(.40) G	(.17)	(.11)	(.09)
Net asset value, end of period	$ 16.73	$ 16.39	$ 13.55	$ 11.08	$ 10.40
Total Return A	6.11%	24.23%	24.06%	7.77%	29.74%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.71%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.68%	.71%	.74%	.78%	.79%
Expenses net of all reductions	.68%	.71%	.74%	.77%	.78%
Net investment income (loss)	1.47%	1.43%	1.61%	1.53%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,637	$ 674,416	$ 312,814	$ 175,833	$ 136,768
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended June 30,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 14.31
Income from Investment Operations
Net investment income (loss) D	.27	.21
Net realized and unrealized gain (loss)	.72	2.20
Total from investment operations	.99	2.41
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.47)	(.21)
Total distributions	(.70)	(.32) J
Net asset value, end of period	$ 16.69	$ 16.40
Total Return B, C	6.33%	17.06%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.54% A
Expenses net of fee waivers, if any	.54%	.54% A
Expenses net of all reductions	.54%	.54% A
Net investment income (loss)	1.61%	1.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,449	$ 117
Portfolio turnover rate F	22% I	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operation periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.32 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved a change in the name of Institutional Class to Class I effective July 1, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, redemptions in-kind, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 779,020,215
Gross unrealized depreciation	(104,507,539)
Net unrealized appreciation (depreciation) on securities	$ 674,512,676

Tax Cost	$ 3,006,726,066

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,800,176
Undistributed long-term capital gain	$ 54,644,725
Net unrealized appreciation (depreciation) on securities and other investments	$ 674,505,842

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 55,237,806	$ 36,293,656
Long-term Capital Gains	102,832,459	41,182,371
Total	$ 158,070,265	$ 77,476,027

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,139,801,842 and $797,694,615, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 252,100	$ 11,424
Class T	.25%	.25%	100,358	114
Class B	.75%	.25%	8,989	6,742
Class C	.75%	.25%	270,519	114,742
			$ 631,966	$ 133,022

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,523
Class T	7,089
Class B*	496
Class C*	4,490
$ 64,598

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 309,844.31
Class T	43,511.22
Class B	2,155.24
Class C	55,713.21
Mega Cap Stock	5,968,343.18
Institutional Class	465,544.20
Class Z	587.05
	$ 6,845,697

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13,956 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,352,000.34%		$ 156

Redemptions In-Kind. During the period, 43,665,126 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $714,361,465. The net realized gain of $258,457,924 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $276,240,517 in exchange for 17,072,962 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156,118. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,899 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the following classes were reimbursed and/or waived by the investment adviser for a portion of operating expenses.

Amount
Class A	$ 589
Class T	333
Class B	12
Class C	387
Mega Cap Stock	63,295
Institutional	7,276
Total	$ 71,892

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014 A
From net investment income
Class A	$ 950,795	$ 295,572
Class T	142,768	98,011
Class B	987	2,617
Class C	106,396	56,227
Mega Cap Stock	44,068,113	30,989,923
Institutional Class	1,558,917	4,262,259
Class Z	1,559	727
Total	$ 46,829,535	$ 35,705,336

Annual Report

9. Distributions to Shareholders - continued

Years ended June 30,	2015	2014 A
From net realized gain
Class A	$ 2,510,571	$ 453,140
Class T	494,206	181,208
Class B	24,560	13,697
Class C	584,855	173,595
Mega Cap Stock	102,921,747	35,870,113
Institutional Class	4,701,472	5,077,450
Class Z	3,319	1,488
Total	$ 111,240,730	$ 41,770,691

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	5,262,936	3,913,806	$ 85,912,467	$ 60,286,671
Reinvestment of distributions	215,202	45,968	3,382,641	673,798
Shares redeemed	(3,131,094)	(725,328)	(51,196,855)	(11,077,893)
Net increase (decrease)	2,347,044	3,234,446	$ 38,098,253	$ 49,882,576
Class T
Shares sold	751,262	595,712	$ 12,268,310	$ 8,877,747
Reinvestment of distributions	40,216	18,863	633,071	276,847
Shares redeemed	(354,371)	(270,157)	(5,807,319)	(4,055,631)
Net increase (decrease)	437,107	344,418	$ 7,094,062	$ 5,098,963
Class B
Shares sold	9,844	27,198	$ 158,413	$ 400,691
Reinvestment of distributions	1,621	1,081	25,462	15,861
Shares redeemed	(15,153)	(24,976)	(248,719)	(377,365)
Net increase (decrease)	(3,688)	3,303	$ (64,844)	$ 39,187
Class C
Shares sold	1,409,999	504,584	$ 22,764,590	$ 7,460,222
Reinvestment of distributions	43,387	15,230	676,285	221,741
Shares redeemed	(355,732)	(83,515)	(5,782,952)	(1,262,211)
Net increase (decrease)	1,097,654	436,299	$ 17,657,923	$ 6,419,752

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Mega Cap Stock
Shares sold	107,166,467	53,817,396	$ 1,752,258,464	$ 817,611,772
Reinvestment of distributions	8,630,508	4,142,626	136,563,203	61,008,516
Shares redeemed	(92,388,644) B	(46,852,676)	(1,518,515,214) B	(705,756,204)
Net increase (decrease)	23,408,331	11,107,346	$ 370,306,453	$ 172,864,084
Institutional Class
Shares sold	22,065,940 C	19,497,644	$ 358,328,832 C	$ 301,200,514
Reinvestment of distributions	376,861	626,527	5,974,450	9,201,440
Shares redeemed	(52,444,350)	(2,047,800)	(848,059,899)	(31,155,657)
Net increase (decrease)	(30,001,549)	18,076,371	$ (483,756,617)	$ 279,246,297
Class Z
Shares sold	143,767	6,988	$ 2,363,066	$ 100,000
Reinvestment of distributions	309	150	4,878	2,215
Shares redeemed	(4,443)	-	(74,446)	-
Net increase (decrease)	139,633	7,138	$ 2,293,498	$ 102,215

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

C Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	08/10/16	08/07/16	$0.125	$0.264

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $78,890,606, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGIII-UANN-0815
1.855219.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Mega Cap Stock

Fund - Class Z

Annual Report

June 30, 2015

(Fidelity Cover Art)

Class Z
is a class of Fidelity®
Mega Cap Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 Years
Class Z A, B	6.33%	18.07%	8.72%

A The initial offering of Class Z shares took place on August 13, 2013. Returns between February 5, 2008 and August 13, 2013 are those of Institutional Class. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund.

B Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Class Z on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the mega-cap proxy Russell Top 200® Index, as well as the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the Russell benchmark, positioning in the pharmaceuticals, biotechnology & life sciences group within health care was the primary detractor, as weak stock picks and my decision to underweight the top-performing sector hurt. Notably, the fund's non-benchmark stake in U.K.-based GlaxoSmithKline detracted, struggling amid some company-specific challenges and a weaker British pound. As the stock's valuation fell, I meaningfully increased our stake. Also in health care, the fund was hurt by not owning Gilead Sciences, a strong-performing benchmark component. Stock picking in energy was another area of difficulty, especially Canada's Suncor Energy, a non-benchmark holding that was hurt by lower oil prices and a surge in the value of the U.S. dollar against the Canadian dollar. In contrast, good stock picking in the financials sector was helpful, notably JPMorgan Chase, which provided what I considered a compelling risk/reward trade-off. Security selection in consumer discretionary also helped, led by positions in home-improvement retailers Target and Lowe's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Class A	1.04%
Actual		$ 1,000.00	$ 1,011.60	$ 5.19
Hypothetical A		$ 1,000.00	$ 1,019.64	$ 5.21
Class T	1.20%
Actual		$ 1,000.00	$ 1,010.40	$ 5.98
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class B	1.72%
Actual		$ 1,000.00	$ 1,007.90	$ 8.56
Hypothetical A		$ 1,000.00	$ 1,016.27	$ 8.60
Class C	1.69%
Actual		$ 1,000.00	$ 1,008.00	$ 8.41
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Mega Cap Stock	.67%
Actual		$ 1,000.00	$ 1,013.30	$ 3.34
Hypothetical A		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.68%
Actual		$ 1,000.00	$ 1,013.30	$ 3.39
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.41
Class Z	.53%
Actual		$ 1,000.00	$ 1,014.60	$ 2.65
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.8	4.5
Apple, Inc.	4.8	4.6
General Electric Co.	3.6	3.2
Microsoft Corp.	3.2	3.4
Bank of America Corp.	3.0	2.9
Citigroup, Inc.	2.8	2.5
Comcast Corp. Class A (special) (non-vtg.)	2.4	2.4
Target Corp.	2.3	2.4
Chevron Corp.	2.1	2.3
Procter & Gamble Co.	2.1	2.3
	31.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.3	23.5
Financials	20.4	19.1
Industrials	10.9	10.9
Health Care	10.5	9.0
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *	As of December 31, 2014 **
Stocks 99.8%	Stocks 98.1%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.9%

* Foreign investments	9.9%	** Foreign investments	10.0%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.0%
General Motors Co.	56,600	$ 1,886,478
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	231,900	12,190,983
Yum! Brands, Inc.	319,600	28,789,568
		40,980,551
Internet & Catalog Retail - 0.2%
Priceline Group, Inc. (a)	8,000	9,210,960
Media - 5.2%
Comcast Corp. Class A (special) (non-vtg.)	1,472,700	88,273,638
The Walt Disney Co.	133,600	15,249,104
Time Warner, Inc.	738,200	64,526,062
Viacom, Inc. Class B (non-vtg.)	345,800	22,352,512
		190,401,316
Multiline Retail - 2.3%
Target Corp.	1,027,500	83,874,825
Specialty Retail - 1.6%
Lowe's Companies, Inc.	853,400	57,152,198
TOTAL CONSUMER DISCRETIONARY		383,506,328
CONSUMER STAPLES - 9.6%
Beverages - 3.3%
Diageo PLC	751,384	21,759,923
PepsiCo, Inc.	366,605	34,218,911
SABMiller PLC	263,789	13,694,369
The Coca-Cola Co.	1,339,000	52,528,970
		122,202,173
Food & Staples Retailing - 1.6%
CVS Health Corp.	332,900	34,914,552
Walgreens Boots Alliance, Inc.	269,897	22,790,103
		57,704,655
Household Products - 2.1%
Procter & Gamble Co.	982,900	76,902,096
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	381,500	41,297,375
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	543,530	$ 43,574,800
Reynolds American, Inc.	133,000	9,929,780
		94,801,955
TOTAL CONSUMER STAPLES		351,610,879
ENERGY - 9.0%
Energy Equipment & Services - 1.0%
Halliburton Co.	201,400	8,674,298
Schlumberger Ltd.	309,200	26,649,948
		35,324,246
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	99,800	7,790,388
Apache Corp.	614,205	35,396,634
Chevron Corp.	813,700	78,497,639
ConocoPhillips Co.	608,400	37,361,844
Exxon Mobil Corp.	159,371	13,259,667
Imperial Oil Ltd.	736,700	28,459,388
Kinder Morgan, Inc.	311,000	11,939,290
Pioneer Natural Resources Co.	30,700	4,257,783
Suncor Energy, Inc.	1,958,100	53,930,056
The Williams Companies, Inc.	394,400	22,634,616
		293,527,305
TOTAL ENERGY		328,851,551
FINANCIALS - 20.4%
Banks - 14.4%
Bank of America Corp.	6,569,300	111,809,486
Citigroup, Inc.	1,854,970	102,468,543
JPMorgan Chase & Co.	2,615,200	177,205,953
PNC Financial Services Group, Inc.	278,200	26,609,830
Standard Chartered PLC (United Kingdom)	1,329,228	21,282,319
U.S. Bancorp	1,086,600	47,158,440
Wells Fargo & Co.	765,830	43,070,279
		529,604,850
Capital Markets - 3.6%
Charles Schwab Corp.	774,900	25,300,485
Goldman Sachs Group, Inc.	34,100	7,119,739
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,080,000	$ 41,893,200
State Street Corp.	726,500	55,940,500
		130,253,924
Diversified Financial Services - 0.1%
IntercontinentalExchange Group, Inc.	16,200	3,622,482
Insurance - 2.3%
American International Group, Inc.	591,700	36,578,894
Marsh & McLennan Companies, Inc.	185,680	10,528,056
MetLife, Inc.	664,995	37,233,070
		84,340,020
TOTAL FINANCIALS		747,821,276
HEALTH CARE - 10.5%
Biotechnology - 1.8%
Amgen, Inc.	258,790	39,729,441
Biogen, Inc. (a)	65,200	26,336,888
Intercept Pharmaceuticals, Inc. (a)	7,900	1,906,902
		67,973,231
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	409,200	20,083,536
Medtronic PLC	272,713	20,208,033
		40,291,569
Health Care Providers & Services - 2.5%
Express Scripts Holding Co. (a)	444,207	39,507,771
McKesson Corp.	198,100	44,534,861
UnitedHealth Group, Inc.	58,448	7,130,656
		91,173,288
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	28,600	3,711,136
Pharmaceuticals - 5.0%
AbbVie, Inc.	95,600	6,423,364
Allergan PLC (a)	45,600	13,837,776
GlaxoSmithKline PLC sponsored ADR	1,067,900	44,478,035
Johnson & Johnson	740,400	72,159,384
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Novartis AG sponsored ADR	93,200	$ 9,165,288
Teva Pharmaceutical Industries Ltd. sponsored ADR	627,100	37,061,610
		183,125,457
TOTAL HEALTH CARE		386,274,681
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	50,200	5,118,894
The Boeing Co.	332,700	46,152,144
United Technologies Corp.	301,100	33,401,023
		84,672,061
Air Freight & Logistics - 2.1%
FedEx Corp.	152,700	26,020,080
United Parcel Service, Inc. Class B	512,700	49,685,757
		75,705,837
Electrical Equipment - 0.4%
Emerson Electric Co.	296,700	16,446,081
Industrial Conglomerates - 3.8%
Danaher Corp.	102,070	8,736,171
General Electric Co.	4,907,100	130,381,647
		139,117,818
Machinery - 0.5%
Deere & Co.	187,600	18,206,580
Road & Rail - 1.8%
CSX Corp.	1,014,000	33,107,100
Norfolk Southern Corp.	157,800	13,785,408
Union Pacific Corp.	210,090	20,036,283
		66,928,791
TOTAL INDUSTRIALS		401,077,168
INFORMATION TECHNOLOGY - 24.3%
Communications Equipment - 3.5%
Cisco Systems, Inc.	2,288,300	62,836,718
QUALCOMM, Inc.	1,053,400	65,974,442
		128,811,160
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 4.1%
Google, Inc.:
Class A (a)	116,050	$ 62,671,642
Class C	105,826	55,083,491
Twitter, Inc. (a)	395,700	14,332,254
Yahoo!, Inc. (a)	498,839	19,599,384
		151,686,771
IT Services - 5.0%
Cognizant Technology Solutions Corp. Class A (a)	433,900	26,506,951
IBM Corp.	288,300	46,894,878
MasterCard, Inc. Class A	591,800	55,321,464
Visa, Inc. Class A	784,700	52,692,605
		181,415,898
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A	247,036	12,719,884
Software - 5.3%
Adobe Systems, Inc. (a)	234,400	18,988,744
Microsoft Corp.	2,668,700	117,823,105
Oracle Corp.	1,031,100	41,553,330
Salesforce.com, Inc. (a)	210,000	14,622,300
		192,987,479
Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	1,402,907	175,959,610
EMC Corp.	1,379,900	36,415,561
First Data Holdings, Inc. Class B (c)	2,429,231	11,441,678
		223,816,849
TOTAL INFORMATION TECHNOLOGY		891,438,041
MATERIALS - 3.0%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	305,100	19,511,145
LyondellBasell Industries NV Class A	87,400	9,047,648
Monsanto Co.	408,810	43,575,058
Syngenta AG (Switzerland)	50,672	20,675,287
		92,809,138
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	856,800	15,953,616
TOTAL MATERIALS		108,762,754
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	1,314,525	$ 61,270,010
TOTAL COMMON STOCKS (Cost $2,978,603,841)		3,660,612,688
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.15% (b) (Cost $20,626,054)	20,626,054	20,626,054
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,999,229,895)		3,681,238,742
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(15,171,892)
NET ASSETS - 100%		$ 3,666,066,850
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,441,678 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 9,716,924

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,922
Fidelity Securities Lending Cash Central Fund	156,118
Total	$ 216,040
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 383,506,328	$ 383,506,328	$ -	$ -
Consumer Staples	351,610,879	329,850,956	21,759,923	-
Energy	328,851,551	328,851,551	-	-
Financials	747,821,276	747,821,276	-	-
Health Care	386,274,681	386,274,681	-	-
Industrials	401,077,168	401,077,168	-	-
Information Technology	891,438,041	879,996,363	-	11,441,678
Materials	108,762,754	88,087,467	20,675,287	-
Telecommunication Services	61,270,010	61,270,010	-	-
Money Market Funds	20,626,054	20,626,054	-	-
Total Investments in Securities:	$ 3,681,238,742	$ 3,627,361,854	$ 42,435,210	$ 11,441,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,978,603,841)	$ 3,660,612,688
Fidelity Central Funds (cost $20,626,054)	20,626,054
Total Investments (cost $2,999,229,895)		$ 3,681,238,742
Receivable for investments sold		10,655,758
Receivable for fund shares sold		4,694,868
Dividends receivable		5,305,356
Distributions receivable from Fidelity Central Funds		9,358
Other receivables		325,407
Total assets		3,702,229,489

Liabilities
Payable for investments purchased	$ 9,051,103
Payable for fund shares redeemed	24,911,655
Accrued management fee	1,398,781
Distribution and service plan fees payable	65,191
Other affiliated payables	673,938
Other payables and accrued expenses	61,971
Total liabilities		36,162,639

Net Assets		$ 3,666,066,850
Net Assets consist of:
Paid in capital		$ 2,909,116,108
Undistributed net investment income		26,500,350
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,448,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		682,002,146
Net Assets		$ 3,666,066,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($117,384,826 ÷ 7,086,991 shares)	$ 16.56

Maximum offering price per share (100/94.25 of $16.56)	$ 17.57
Class T: Net Asset Value and redemption price per share ($23,230,974 ÷ 1,401,691 shares)	$ 16.57

Maximum offering price per share (100/96.50 of $16.57)	$ 17.17
Class B: Net Asset Value and offering price per share ($874,556 ÷ 52,968 shares) A	$ 16.51

Class C: Net Asset Value and offering price per share ($34,789,793 ÷ 2,127,380 shares)A	$ 16.35

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($3,300,700,289 ÷ 197,392,717 shares)	$ 16.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($186,637,220 ÷ 11,153,025 shares)	$ 16.73

Class Z: Net Asset Value, offering price and redemption price per share ($2,449,192 ÷ 146,771 shares)	$ 16.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 77,824,438
Income from Fidelity Central Funds		216,040
Total income		78,040,478

Expenses
Management fee	$ 16,310,754
Transfer agent fees	6,845,697
Distribution and service plan fees	631,966
Accounting and security lending fees	1,029,560
Custodian fees and expenses	70,888
Independent trustees' compensation	15,118
Registration fees	206,806
Audit	55,357
Legal	9,663
Interest	156
Miscellaneous	25,297
Total expenses before reductions	25,201,262
Expense reductions	(88,839)	25,112,423
Net investment income (loss)		52,928,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	93,757,993
Redemptions in-kind with affiliated entities	258,457,924
Foreign currency transactions	22,942
Total net realized gain (loss)		352,238,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(177,957,075)
Assets and liabilities in foreign currencies	(13,672)
Total change in net unrealized appreciation (depreciation)		(177,970,747)
Net gain (loss)		174,268,112
Net increase (decrease) in net assets resulting from operations		$ 227,196,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,928,055	$ 43,790,283
Net realized gain (loss)	352,238,859	143,553,574
Change in net unrealized appreciation (depreciation)	(177,970,747)	457,018,639
Net increase (decrease) in net assets resulting from operations	227,196,167	644,362,496
Distributions to shareholders from net investment income	(46,829,535)	(35,705,336)
Distributions to shareholders from net realized gain	(111,240,730)	(41,770,691)
Total distributions	(158,070,265)	(77,476,027)
Share transactions - net increase (decrease)	(48,371,272)	513,653,074
Total increase (decrease) in net assets	20,754,630	1,080,539,543

Net Assets
Beginning of period	3,645,312,220	2,564,772,677
End of period (including undistributed net investment income of $26,500,350 and undistributed net investment income of $25,146,366, respectively)	$ 3,666,066,850	$ 3,645,312,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.32	$ 13.51	$ 11.05	$ 10.37	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.18	.18	.17	.13	.07
Net realized and unrealized gain (loss)	.71	3.00	2.43	.64	2.28
Total from investment operations	.89	3.18	2.60	.77	2.35
Distributions from net investment income	(.17)	(.16)	(.14)	(.09)	(.05)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.65) H	(.37)	(.14)	(.09)	(.05)
Net asset value, end of period	$ 16.56	$ 16.32	$ 13.51	$ 11.05	$ 10.37
Total Return A, B	5.69%	23.88%	23.78%	7.57%	29.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of fee waivers, if any	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of all reductions	1.05%	.96%	.98%	1.02%	1.06%
Net investment income (loss)	1.10%	1.19%	1.37%	1.28%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,385	$ 77,335	$ 20,336	$ 8,527	$ 4,169
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.474 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.31	$ 13.51	$ 11.05	$ 10.38	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.16	.14	.14	.10	.05
Net realized and unrealized gain (loss)	.70	3.00	2.43	.64	2.29
Total from investment operations	.86	3.14	2.57	.74	2.34
Distributions from net investment income	(.13)	(.13)	(.11)	(.07)	(.03)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.60)	(.34)	(.11)	(.07)	(.03)
Net asset value, end of period	$ 16.57	$ 16.31	$ 13.51	$ 11.05	$ 10.38
Total Return A, B	5.53%	23.54%	23.44%	7.19%	29.08%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.22%	1.26%	1.32%	1.32%
Expenses net of fee waivers, if any	1.20%	1.22%	1.26%	1.32%	1.32%
Expenses net of all reductions	1.20%	1.22%	1.26%	1.32%	1.32%
Net investment income (loss)	.95%	.92%	1.09%	.98%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,231	$ 15,728	$ 8,377	$ 2,293	$ 1,682
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.21	$ 13.43	$ 10.97	$ 10.30	$ 8.02
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- H
Net realized and unrealized gain (loss)	.72	2.98	2.43	.63	2.28
Total from investment operations	.79	3.04	2.50	.68	2.28
Distributions from net investment income	(.02)	(.04)	(.04)	(.01)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.49)	(.26) J	(.04)	(.01)	-
Net asset value, end of period	$ 16.51	$ 16.21	$ 13.43	$ 10.97	$ 10.30
Total Return A, B	5.04%	22.82%	22.83%	6.62%	28.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.73%	1.78%	1.80%	1.81%	1.82%
Net investment income (loss)	.42%	.37%	.55%	.49%	.00%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 875	$ 919	$ 716	$ 704	$ 764
Portfolio turnover rate E	22% I	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.26 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.12	$ 13.38	$ 10.93	$ 10.28	$ 8.01
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- G
Net realized and unrealized gain (loss)	.71	2.97	2.42	.64	2.27
Total from investment operations	.78	3.03	2.49	.69	2.27
Distributions from net investment income	(.08)	(.08)	(.04)	(.04)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.55)	(.29)	(.04)	(.04)	-
Net asset value, end of period	$ 16.35	$ 16.12	$ 13.38	$ 10.93	$ 10.28
Total Return A, B	5.05%	22.90%	22.83%	6.74%	28.34%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of all reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Net investment income (loss)	.45%	.43%	.59%	.51%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,790	$ 16,600	$ 7,938	$ 2,845	$ 1,913
Portfolio turnover rate E	22% H	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.44	$ 13.60	$ 11.11	$ 10.43	$ 8.11
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.46	.64	2.29
Total from investment operations	.96	3.24	2.66	.80	2.39
Distributions from net investment income	(.21)	(.19)	(.17)	(.12)	(.07)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.68)	(.40)	(.17)	(.12)	(.07)
Net asset value, end of period	$ 16.72	$ 16.44	$ 13.60	$ 11.11	$ 10.43
Total Return A	6.13%	24.18%	24.17%	7.83%	29.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.70%	.76%	.79%
Expenses net of fee waivers, if any	.67%	.68%	.70%	.76%	.79%
Expenses net of all reductions	.67%	.68%	.70%	.75%	.78%
Net investment income (loss)	1.48%	1.47%	1.64%	1.55%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,300,700	$ 2,860,197	$ 2,214,592	$ 1,287,144	$ 785,233
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 13.55	$ 11.08	$ 10.40	$ 8.09
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.44	.63	2.30
Total from investment operations	.96	3.24	2.64	.79	2.40
Distributions from net investment income	(.15)	(.18)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.62)	(.40) G	(.17)	(.11)	(.09)
Net asset value, end of period	$ 16.73	$ 16.39	$ 13.55	$ 11.08	$ 10.40
Total Return A	6.11%	24.23%	24.06%	7.77%	29.74%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.71%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.68%	.71%	.74%	.78%	.79%
Expenses net of all reductions	.68%	.71%	.74%	.77%	.78%
Net investment income (loss)	1.47%	1.43%	1.61%	1.53%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,637	$ 674,416	$ 312,814	$ 175,833	$ 136,768
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended June 30,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 14.31
Income from Investment Operations
Net investment income (loss) D	.27	.21
Net realized and unrealized gain (loss)	.72	2.20
Total from investment operations	.99	2.41
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.47)	(.21)
Total distributions	(.70)	(.32) J
Net asset value, end of period	$ 16.69	$ 16.40
Total Return B, C	6.33%	17.06%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.54% A
Expenses net of fee waivers, if any	.54%	.54% A
Expenses net of all reductions	.54%	.54% A
Net investment income (loss)	1.61%	1.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,449	$ 117
Portfolio turnover rate F	22% I	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operation periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.32 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved a change in the name of Institutional Class to Class I effective July 1, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, redemptions in-kind, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 779,020,215
Gross unrealized depreciation	(104,507,539)
Net unrealized appreciation (depreciation) on securities	$ 674,512,676

Tax Cost	$ 3,006,726,066

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,800,176
Undistributed long-term capital gain	$ 54,644,725
Net unrealized appreciation (depreciation) on securities and other investments	$ 674,505,842

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 55,237,806	$ 36,293,656
Long-term Capital Gains	102,832,459	41,182,371
Total	$ 158,070,265	$ 77,476,027

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,139,801,842 and $797,694,615, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 252,100	$ 11,424
Class T	.25%	.25%	100,358	114
Class B	.75%	.25%	8,989	6,742
Class C	.75%	.25%	270,519	114,742
			$ 631,966	$ 133,022

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,523
Class T	7,089
Class B*	496
Class C*	4,490
$ 64,598

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 309,844.31
Class T	43,511.22
Class B	2,155.24
Class C	55,713.21
Mega Cap Stock	5,968,343.18
Institutional Class	465,544.20
Class Z	587.05
	$ 6,845,697

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13,956 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,352,000.34%		$ 156

Redemptions In-Kind. During the period, 43,665,126 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $714,361,465. The net realized gain of $258,457,924 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $276,240,517 in exchange for 17,072,962 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156,118. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,899 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the following classes were reimbursed and/or waived by the investment adviser for a portion of operating expenses.

Amount
Class A	$ 589
Class T	333
Class B	12
Class C	387
Mega Cap Stock	63,295
Institutional	7,276
Total	$ 71,892

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014 A
From net investment income
Class A	$ 950,795	$ 295,572
Class T	142,768	98,011
Class B	987	2,617
Class C	106,396	56,227
Mega Cap Stock	44,068,113	30,989,923
Institutional Class	1,558,917	4,262,259
Class Z	1,559	727
Total	$ 46,829,535	$ 35,705,336

Annual Report

9. Distributions to Shareholders - continued

Years ended June 30,	2015	2014 A
From net realized gain
Class A	$ 2,510,571	$ 453,140
Class T	494,206	181,208
Class B	24,560	13,697
Class C	584,855	173,595
Mega Cap Stock	102,921,747	35,870,113
Institutional Class	4,701,472	5,077,450
Class Z	3,319	1,488
Total	$ 111,240,730	$ 41,770,691

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	5,262,936	3,913,806	$ 85,912,467	$ 60,286,671
Reinvestment of distributions	215,202	45,968	3,382,641	673,798
Shares redeemed	(3,131,094)	(725,328)	(51,196,855)	(11,077,893)
Net increase (decrease)	2,347,044	3,234,446	$ 38,098,253	$ 49,882,576
Class T
Shares sold	751,262	595,712	$ 12,268,310	$ 8,877,747
Reinvestment of distributions	40,216	18,863	633,071	276,847
Shares redeemed	(354,371)	(270,157)	(5,807,319)	(4,055,631)
Net increase (decrease)	437,107	344,418	$ 7,094,062	$ 5,098,963
Class B
Shares sold	9,844	27,198	$ 158,413	$ 400,691
Reinvestment of distributions	1,621	1,081	25,462	15,861
Shares redeemed	(15,153)	(24,976)	(248,719)	(377,365)
Net increase (decrease)	(3,688)	3,303	$ (64,844)	$ 39,187
Class C
Shares sold	1,409,999	504,584	$ 22,764,590	$ 7,460,222
Reinvestment of distributions	43,387	15,230	676,285	221,741
Shares redeemed	(355,732)	(83,515)	(5,782,952)	(1,262,211)
Net increase (decrease)	1,097,654	436,299	$ 17,657,923	$ 6,419,752

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Mega Cap Stock
Shares sold	107,166,467	53,817,396	$ 1,752,258,464	$ 817,611,772
Reinvestment of distributions	8,630,508	4,142,626	136,563,203	61,008,516
Shares redeemed	(92,388,644) B	(46,852,676)	(1,518,515,214) B	(705,756,204)
Net increase (decrease)	23,408,331	11,107,346	$ 370,306,453	$ 172,864,084
Institutional Class
Shares sold	22,065,940 C	19,497,644	$ 358,328,832 C	$ 301,200,514
Reinvestment of distributions	376,861	626,527	5,974,450	9,201,440
Shares redeemed	(52,444,350)	(2,047,800)	(848,059,899)	(31,155,657)
Net increase (decrease)	(30,001,549)	18,076,371	$ (483,756,617)	$ 279,246,297
Class Z
Shares sold	143,767	6,988	$ 2,363,066	$ 100,000
Reinvestment of distributions	309	150	4,878	2,215
Shares redeemed	(4,443)	-	(74,446)	-
Net increase (decrease)	139,633	7,138	$ 2,293,498	$ 102,215

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

C Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	08/10/15	08/07/15	$0.138	$0.264

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $78,890,606, or, if subsequently determined to be different, the net capital gain of such year.

Class Z designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGIIZ-UANN-0815
1.9585879.101
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Mega Cap Stock

Fund

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mega Cap Stock Fund A	6.13%	17.99%	8.70%

A Prior to December 1, 2007, Fidelity Mega Cap Stock Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mega Cap Stock Fund, a class of the fund, on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the mega-cap proxy Russell Top 200® Index, as well as the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the Russell benchmark, positioning in the pharmaceuticals, biotechnology & life sciences group within health care was the primary detractor, as weak stock picks and my decision to underweight the top-performing sector hurt. Notably, the fund's non-benchmark stake in U.K.-based GlaxoSmithKline detracted, struggling amid some company-specific challenges and a weaker British pound. As the stock's valuation fell, I meaningfully increased our stake. Also in health care, the fund was hurt by not owning Gilead Sciences, a strong-performing benchmark component. Stock picking in energy was another area of difficulty, especially Canada's Suncor Energy, a non-benchmark holding that was hurt by lower oil prices and a surge in the value of the U.S. dollar against the Canadian dollar. In contrast, good stock picking in the financials sector was helpful, notably JPMorgan Chase, which provided what I considered a compelling risk/reward trade-off. Security selection in consumer discretionary also helped, led by positions in home-improvement retailers Target and Lowe's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Class A	1.04%
Actual		$ 1,000.00	$ 1,011.60	$ 5.19
Hypothetical A		$ 1,000.00	$ 1,019.64	$ 5.21
Class T	1.20%
Actual		$ 1,000.00	$ 1,010.40	$ 5.98
Hypothetical A		$ 1,000.00	$ 1,018.84	$ 6.01
Class B	1.72%
Actual		$ 1,000.00	$ 1,007.90	$ 8.56
Hypothetical A		$ 1,000.00	$ 1,016.27	$ 8.60
Class C	1.69%
Actual		$ 1,000.00	$ 1,008.00	$ 8.41
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Mega Cap Stock	.67%
Actual		$ 1,000.00	$ 1,013.30	$ 3.34
Hypothetical A		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.68%
Actual		$ 1,000.00	$ 1,013.30	$ 3.39
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.41
Class Z	.53%
Actual		$ 1,000.00	$ 1,014.60	$ 2.65
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.8	4.5
Apple, Inc.	4.8	4.6
General Electric Co.	3.6	3.2
Microsoft Corp.	3.2	3.4
Bank of America Corp.	3.0	2.9
Citigroup, Inc.	2.8	2.5
Comcast Corp. Class A (special) (non-vtg.)	2.4	2.4
Target Corp.	2.3	2.4
Chevron Corp.	2.1	2.3
Procter & Gamble Co.	2.1	2.3
	31.1
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.3	23.5
Financials	20.4	19.1
Industrials	10.9	10.9
Health Care	10.5	9.0
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *	As of December 31, 2014 **
Stocks 99.8%	Stocks 98.1%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) 1.9%

* Foreign investments	9.9%	** Foreign investments	10.0%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.0%
General Motors Co.	56,600	$ 1,886,478
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	231,900	12,190,983
Yum! Brands, Inc.	319,600	28,789,568
		40,980,551
Internet & Catalog Retail - 0.2%
Priceline Group, Inc. (a)	8,000	9,210,960
Media - 5.2%
Comcast Corp. Class A (special) (non-vtg.)	1,472,700	88,273,638
The Walt Disney Co.	133,600	15,249,104
Time Warner, Inc.	738,200	64,526,062
Viacom, Inc. Class B (non-vtg.)	345,800	22,352,512
		190,401,316
Multiline Retail - 2.3%
Target Corp.	1,027,500	83,874,825
Specialty Retail - 1.6%
Lowe's Companies, Inc.	853,400	57,152,198
TOTAL CONSUMER DISCRETIONARY		383,506,328
CONSUMER STAPLES - 9.6%
Beverages - 3.3%
Diageo PLC	751,384	21,759,923
PepsiCo, Inc.	366,605	34,218,911
SABMiller PLC	263,789	13,694,369
The Coca-Cola Co.	1,339,000	52,528,970
		122,202,173
Food & Staples Retailing - 1.6%
CVS Health Corp.	332,900	34,914,552
Walgreens Boots Alliance, Inc.	269,897	22,790,103
		57,704,655
Household Products - 2.1%
Procter & Gamble Co.	982,900	76,902,096
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	381,500	41,297,375
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	543,530	$ 43,574,800
Reynolds American, Inc.	133,000	9,929,780
		94,801,955
TOTAL CONSUMER STAPLES		351,610,879
ENERGY - 9.0%
Energy Equipment & Services - 1.0%
Halliburton Co.	201,400	8,674,298
Schlumberger Ltd.	309,200	26,649,948
		35,324,246
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	99,800	7,790,388
Apache Corp.	614,205	35,396,634
Chevron Corp.	813,700	78,497,639
ConocoPhillips Co.	608,400	37,361,844
Exxon Mobil Corp.	159,371	13,259,667
Imperial Oil Ltd.	736,700	28,459,388
Kinder Morgan, Inc.	311,000	11,939,290
Pioneer Natural Resources Co.	30,700	4,257,783
Suncor Energy, Inc.	1,958,100	53,930,056
The Williams Companies, Inc.	394,400	22,634,616
		293,527,305
TOTAL ENERGY		328,851,551
FINANCIALS - 20.4%
Banks - 14.4%
Bank of America Corp.	6,569,300	111,809,486
Citigroup, Inc.	1,854,970	102,468,543
JPMorgan Chase & Co.	2,615,200	177,205,953
PNC Financial Services Group, Inc.	278,200	26,609,830
Standard Chartered PLC (United Kingdom)	1,329,228	21,282,319
U.S. Bancorp	1,086,600	47,158,440
Wells Fargo & Co.	765,830	43,070,279
		529,604,850
Capital Markets - 3.6%
Charles Schwab Corp.	774,900	25,300,485
Goldman Sachs Group, Inc.	34,100	7,119,739
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,080,000	$ 41,893,200
State Street Corp.	726,500	55,940,500
		130,253,924
Diversified Financial Services - 0.1%
IntercontinentalExchange Group, Inc.	16,200	3,622,482
Insurance - 2.3%
American International Group, Inc.	591,700	36,578,894
Marsh & McLennan Companies, Inc.	185,680	10,528,056
MetLife, Inc.	664,995	37,233,070
		84,340,020
TOTAL FINANCIALS		747,821,276
HEALTH CARE - 10.5%
Biotechnology - 1.8%
Amgen, Inc.	258,790	39,729,441
Biogen, Inc. (a)	65,200	26,336,888
Intercept Pharmaceuticals, Inc. (a)	7,900	1,906,902
		67,973,231
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	409,200	20,083,536
Medtronic PLC	272,713	20,208,033
		40,291,569
Health Care Providers & Services - 2.5%
Express Scripts Holding Co. (a)	444,207	39,507,771
McKesson Corp.	198,100	44,534,861
UnitedHealth Group, Inc.	58,448	7,130,656
		91,173,288
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	28,600	3,711,136
Pharmaceuticals - 5.0%
AbbVie, Inc.	95,600	6,423,364
Allergan PLC (a)	45,600	13,837,776
GlaxoSmithKline PLC sponsored ADR	1,067,900	44,478,035
Johnson & Johnson	740,400	72,159,384
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Novartis AG sponsored ADR	93,200	$ 9,165,288
Teva Pharmaceutical Industries Ltd. sponsored ADR	627,100	37,061,610
		183,125,457
TOTAL HEALTH CARE		386,274,681
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	50,200	5,118,894
The Boeing Co.	332,700	46,152,144
United Technologies Corp.	301,100	33,401,023
		84,672,061
Air Freight & Logistics - 2.1%
FedEx Corp.	152,700	26,020,080
United Parcel Service, Inc. Class B	512,700	49,685,757
		75,705,837
Electrical Equipment - 0.4%
Emerson Electric Co.	296,700	16,446,081
Industrial Conglomerates - 3.8%
Danaher Corp.	102,070	8,736,171
General Electric Co.	4,907,100	130,381,647
		139,117,818
Machinery - 0.5%
Deere & Co.	187,600	18,206,580
Road & Rail - 1.8%
CSX Corp.	1,014,000	33,107,100
Norfolk Southern Corp.	157,800	13,785,408
Union Pacific Corp.	210,090	20,036,283
		66,928,791
TOTAL INDUSTRIALS		401,077,168
INFORMATION TECHNOLOGY - 24.3%
Communications Equipment - 3.5%
Cisco Systems, Inc.	2,288,300	62,836,718
QUALCOMM, Inc.	1,053,400	65,974,442
		128,811,160
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 4.1%
Google, Inc.:
Class A (a)	116,050	$ 62,671,642
Class C	105,826	55,083,491
Twitter, Inc. (a)	395,700	14,332,254
Yahoo!, Inc. (a)	498,839	19,599,384
		151,686,771
IT Services - 5.0%
Cognizant Technology Solutions Corp. Class A (a)	433,900	26,506,951
IBM Corp.	288,300	46,894,878
MasterCard, Inc. Class A	591,800	55,321,464
Visa, Inc. Class A	784,700	52,692,605
		181,415,898
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A	247,036	12,719,884
Software - 5.3%
Adobe Systems, Inc. (a)	234,400	18,988,744
Microsoft Corp.	2,668,700	117,823,105
Oracle Corp.	1,031,100	41,553,330
Salesforce.com, Inc. (a)	210,000	14,622,300
		192,987,479
Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	1,402,907	175,959,610
EMC Corp.	1,379,900	36,415,561
First Data Holdings, Inc. Class B (c)	2,429,231	11,441,678
		223,816,849
TOTAL INFORMATION TECHNOLOGY		891,438,041
MATERIALS - 3.0%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	305,100	19,511,145
LyondellBasell Industries NV Class A	87,400	9,047,648
Monsanto Co.	408,810	43,575,058
Syngenta AG (Switzerland)	50,672	20,675,287
		92,809,138
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	856,800	15,953,616
TOTAL MATERIALS		108,762,754
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	1,314,525	$ 61,270,010
TOTAL COMMON STOCKS (Cost $2,978,603,841)		3,660,612,688
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.15% (b) (Cost $20,626,054)	20,626,054	20,626,054
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,999,229,895)		3,681,238,742
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(15,171,892)
NET ASSETS - 100%		$ 3,666,066,850
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,441,678 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 9,716,924

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,922
Fidelity Securities Lending Cash Central Fund	156,118
Total	$ 216,040
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 383,506,328	$ 383,506,328	$ -	$ -
Consumer Staples	351,610,879	329,850,956	21,759,923	-
Energy	328,851,551	328,851,551	-	-
Financials	747,821,276	747,821,276	-	-
Health Care	386,274,681	386,274,681	-	-
Industrials	401,077,168	401,077,168	-	-
Information Technology	891,438,041	879,996,363	-	11,441,678
Materials	108,762,754	88,087,467	20,675,287	-
Telecommunication Services	61,270,010	61,270,010	-	-
Money Market Funds	20,626,054	20,626,054	-	-
Total Investments in Securities:	$ 3,681,238,742	$ 3,627,361,854	$ 42,435,210	$ 11,441,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,978,603,841)	$ 3,660,612,688
Fidelity Central Funds (cost $20,626,054)	20,626,054
Total Investments (cost $2,999,229,895)		$ 3,681,238,742
Receivable for investments sold		10,655,758
Receivable for fund shares sold		4,694,868
Dividends receivable		5,305,356
Distributions receivable from Fidelity Central Funds		9,358
Other receivables		325,407
Total assets		3,702,229,489

Liabilities
Payable for investments purchased	$ 9,051,103
Payable for fund shares redeemed	24,911,655
Accrued management fee	1,398,781
Distribution and service plan fees payable	65,191
Other affiliated payables	673,938
Other payables and accrued expenses	61,971
Total liabilities		36,162,639

Net Assets		$ 3,666,066,850
Net Assets consist of:
Paid in capital		$ 2,909,116,108
Undistributed net investment income		26,500,350
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,448,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		682,002,146
Net Assets		$ 3,666,066,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($117,384,826 ÷ 7,086,991 shares)	$ 16.56

Maximum offering price per share (100/94.25 of $16.56)	$ 17.57
Class T: Net Asset Value and redemption price per share ($23,230,974 ÷ 1,401,691 shares)	$ 16.57

Maximum offering price per share (100/96.50 of $16.57)	$ 17.17
Class B: Net Asset Value and offering price per share ($874,556 ÷ 52,968 shares) A	$ 16.51

Class C: Net Asset Value and offering price per share ($34,789,793 ÷ 2,127,380 shares)A	$ 16.35

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($3,300,700,289 ÷ 197,392,717 shares)	$ 16.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($186,637,220 ÷ 11,153,025 shares)	$ 16.73

Class Z: Net Asset Value, offering price and redemption price per share ($2,449,192 ÷ 146,771 shares)	$ 16.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 77,824,438
Income from Fidelity Central Funds		216,040
Total income		78,040,478

Expenses
Management fee	$ 16,310,754
Transfer agent fees	6,845,697
Distribution and service plan fees	631,966
Accounting and security lending fees	1,029,560
Custodian fees and expenses	70,888
Independent trustees' compensation	15,118
Registration fees	206,806
Audit	55,357
Legal	9,663
Interest	156
Miscellaneous	25,297
Total expenses before reductions	25,201,262
Expense reductions	(88,839)	25,112,423
Net investment income (loss)		52,928,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	93,757,993
Redemptions in-kind with affiliated entities	258,457,924
Foreign currency transactions	22,942
Total net realized gain (loss)		352,238,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(177,957,075)
Assets and liabilities in foreign currencies	(13,672)
Total change in net unrealized appreciation (depreciation)		(177,970,747)
Net gain (loss)		174,268,112
Net increase (decrease) in net assets resulting from operations		$ 227,196,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,928,055	$ 43,790,283
Net realized gain (loss)	352,238,859	143,553,574
Change in net unrealized appreciation (depreciation)	(177,970,747)	457,018,639
Net increase (decrease) in net assets resulting from operations	227,196,167	644,362,496
Distributions to shareholders from net investment income	(46,829,535)	(35,705,336)
Distributions to shareholders from net realized gain	(111,240,730)	(41,770,691)
Total distributions	(158,070,265)	(77,476,027)
Share transactions - net increase (decrease)	(48,371,272)	513,653,074
Total increase (decrease) in net assets	20,754,630	1,080,539,543

Net Assets
Beginning of period	3,645,312,220	2,564,772,677
End of period (including undistributed net investment income of $26,500,350 and undistributed net investment income of $25,146,366, respectively)	$ 3,666,066,850	$ 3,645,312,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.32	$ 13.51	$ 11.05	$ 10.37	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.18	.18	.17	.13	.07
Net realized and unrealized gain (loss)	.71	3.00	2.43	.64	2.28
Total from investment operations	.89	3.18	2.60	.77	2.35
Distributions from net investment income	(.17)	(.16)	(.14)	(.09)	(.05)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.65) H	(.37)	(.14)	(.09)	(.05)
Net asset value, end of period	$ 16.56	$ 16.32	$ 13.51	$ 11.05	$ 10.37
Total Return A, B	5.69%	23.88%	23.78%	7.57%	29.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of fee waivers, if any	1.05%	.96%	.98%	1.02%	1.06%
Expenses net of all reductions	1.05%	.96%	.98%	1.02%	1.06%
Net investment income (loss)	1.10%	1.19%	1.37%	1.28%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,385	$ 77,335	$ 20,336	$ 8,527	$ 4,169
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.474 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.31	$ 13.51	$ 11.05	$ 10.38	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.16	.14	.14	.10	.05
Net realized and unrealized gain (loss)	.70	3.00	2.43	.64	2.29
Total from investment operations	.86	3.14	2.57	.74	2.34
Distributions from net investment income	(.13)	(.13)	(.11)	(.07)	(.03)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.60)	(.34)	(.11)	(.07)	(.03)
Net asset value, end of period	$ 16.57	$ 16.31	$ 13.51	$ 11.05	$ 10.38
Total Return A, B	5.53%	23.54%	23.44%	7.19%	29.08%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.22%	1.26%	1.32%	1.32%
Expenses net of fee waivers, if any	1.20%	1.22%	1.26%	1.32%	1.32%
Expenses net of all reductions	1.20%	1.22%	1.26%	1.32%	1.32%
Net investment income (loss)	.95%	.92%	1.09%	.98%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,231	$ 15,728	$ 8,377	$ 2,293	$ 1,682
Portfolio turnover rate E	22% G	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.21	$ 13.43	$ 10.97	$ 10.30	$ 8.02
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- H
Net realized and unrealized gain (loss)	.72	2.98	2.43	.63	2.28
Total from investment operations	.79	3.04	2.50	.68	2.28
Distributions from net investment income	(.02)	(.04)	(.04)	(.01)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.49)	(.26) J	(.04)	(.01)	-
Net asset value, end of period	$ 16.51	$ 16.21	$ 13.43	$ 10.97	$ 10.30
Total Return A, B	5.04%	22.82%	22.83%	6.62%	28.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.73%	1.78%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.73%	1.78%	1.80%	1.81%	1.82%
Net investment income (loss)	.42%	.37%	.55%	.49%	.00%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 875	$ 919	$ 716	$ 704	$ 764
Portfolio turnover rate E	22% I	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.26 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.12	$ 13.38	$ 10.93	$ 10.28	$ 8.01
Income from Investment Operations
Net investment income (loss) C	.07	.06	.07	.05	- G
Net realized and unrealized gain (loss)	.71	2.97	2.42	.64	2.27
Total from investment operations	.78	3.03	2.49	.69	2.27
Distributions from net investment income	(.08)	(.08)	(.04)	(.04)	-
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.55)	(.29)	(.04)	(.04)	-
Net asset value, end of period	$ 16.35	$ 16.12	$ 13.38	$ 10.93	$ 10.28
Total Return A, B	5.05%	22.90%	22.83%	6.74%	28.34%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.79%	1.81%
Expenses net of all reductions	1.70%	1.71%	1.75%	1.79%	1.81%
Net investment income (loss)	.45%	.43%	.59%	.51%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,790	$ 16,600	$ 7,938	$ 2,845	$ 1,913
Portfolio turnover rate E	22% H	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.44	$ 13.60	$ 11.11	$ 10.43	$ 8.11
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.46	.64	2.29
Total from investment operations	.96	3.24	2.66	.80	2.39
Distributions from net investment income	(.21)	(.19)	(.17)	(.12)	(.07)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.68)	(.40)	(.17)	(.12)	(.07)
Net asset value, end of period	$ 16.72	$ 16.44	$ 13.60	$ 11.11	$ 10.43
Total Return A	6.13%	24.18%	24.17%	7.83%	29.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.70%	.76%	.79%
Expenses net of fee waivers, if any	.67%	.68%	.70%	.76%	.79%
Expenses net of all reductions	.67%	.68%	.70%	.75%	.78%
Net investment income (loss)	1.48%	1.47%	1.64%	1.55%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,300,700	$ 2,860,197	$ 2,214,592	$ 1,287,144	$ 785,233
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 13.55	$ 11.08	$ 10.40	$ 8.09
Income from Investment Operations
Net investment income (loss) B	.24	.22	.20	.16	.10
Net realized and unrealized gain (loss)	.72	3.02	2.44	.63	2.30
Total from investment operations	.96	3.24	2.64	.79	2.40
Distributions from net investment income	(.15)	(.18)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.47)	(.21)	-	-	-
Total distributions	(.62)	(.40) G	(.17)	(.11)	(.09)
Net asset value, end of period	$ 16.73	$ 16.39	$ 13.55	$ 11.08	$ 10.40
Total Return A	6.11%	24.23%	24.06%	7.77%	29.74%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.71%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.68%	.71%	.74%	.78%	.79%
Expenses net of all reductions	.68%	.71%	.74%	.77%	.78%
Net investment income (loss)	1.47%	1.43%	1.61%	1.53%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,637	$ 674,416	$ 312,814	$ 175,833	$ 136,768
Portfolio turnover rate D	22% F	28%	29%	57%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended June 30,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 14.31
Income from Investment Operations
Net investment income (loss) D	.27	.21
Net realized and unrealized gain (loss)	.72	2.20
Total from investment operations	.99	2.41
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.47)	(.21)
Total distributions	(.70)	(.32) J
Net asset value, end of period	$ 16.69	$ 16.40
Total Return B, C	6.33%	17.06%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.54% A
Expenses net of fee waivers, if any	.54%	.54% A
Expenses net of all reductions	.54%	.54% A
Net investment income (loss)	1.61%	1.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,449	$ 117
Portfolio turnover rate F	22% I	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operation periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.32 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.213 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved a change in the name of Institutional Class to Class I effective July 1, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, redemptions in-kind, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 779,020,215
Gross unrealized depreciation	(104,507,539)
Net unrealized appreciation (depreciation) on securities	$ 674,512,676

Tax Cost	$ 3,006,726,066

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,800,176
Undistributed long-term capital gain	$ 54,644,725
Net unrealized appreciation (depreciation) on securities and other investments	$ 674,505,842

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 55,237,806	$ 36,293,656
Long-term Capital Gains	102,832,459	41,182,371
Total	$ 158,070,265	$ 77,476,027

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,139,801,842 and $797,694,615, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 252,100	$ 11,424
Class T	.25%	.25%	100,358	114
Class B	.75%	.25%	8,989	6,742
Class C	.75%	.25%	270,519	114,742
			$ 631,966	$ 133,022

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,523
Class T	7,089
Class B*	496
Class C*	4,490
$ 64,598

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 309,844.31
Class T	43,511.22
Class B	2,155.24
Class C	55,713.21
Mega Cap Stock	5,968,343.18
Institutional Class	465,544.20
Class Z	587.05
	$ 6,845,697

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13,956 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,352,000.34%		$ 156

Redemptions In-Kind. During the period, 43,665,126 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $714,361,465. The net realized gain of $258,457,924 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $276,240,517 in exchange for 17,072,962 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156,118. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,899 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the following classes were reimbursed and/or waived by the investment adviser for a portion of operating expenses.

Amount
Class A	$ 589
Class T	333
Class B	12
Class C	387
Mega Cap Stock	63,295
Institutional	7,276
Total	$ 71,892

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014 A
From net investment income
Class A	$ 950,795	$ 295,572
Class T	142,768	98,011
Class B	987	2,617
Class C	106,396	56,227
Mega Cap Stock	44,068,113	30,989,923
Institutional Class	1,558,917	4,262,259
Class Z	1,559	727
Total	$ 46,829,535	$ 35,705,336

Annual Report

9. Distributions to Shareholders - continued

Years ended June 30,	2015	2014 A
From net realized gain
Class A	$ 2,510,571	$ 453,140
Class T	494,206	181,208
Class B	24,560	13,697
Class C	584,855	173,595
Mega Cap Stock	102,921,747	35,870,113
Institutional Class	4,701,472	5,077,450
Class Z	3,319	1,488
Total	$ 111,240,730	$ 41,770,691

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	5,262,936	3,913,806	$ 85,912,467	$ 60,286,671
Reinvestment of distributions	215,202	45,968	3,382,641	673,798
Shares redeemed	(3,131,094)	(725,328)	(51,196,855)	(11,077,893)
Net increase (decrease)	2,347,044	3,234,446	$ 38,098,253	$ 49,882,576
Class T
Shares sold	751,262	595,712	$ 12,268,310	$ 8,877,747
Reinvestment of distributions	40,216	18,863	633,071	276,847
Shares redeemed	(354,371)	(270,157)	(5,807,319)	(4,055,631)
Net increase (decrease)	437,107	344,418	$ 7,094,062	$ 5,098,963
Class B
Shares sold	9,844	27,198	$ 158,413	$ 400,691
Reinvestment of distributions	1,621	1,081	25,462	15,861
Shares redeemed	(15,153)	(24,976)	(248,719)	(377,365)
Net increase (decrease)	(3,688)	3,303	$ (64,844)	$ 39,187
Class C
Shares sold	1,409,999	504,584	$ 22,764,590	$ 7,460,222
Reinvestment of distributions	43,387	15,230	676,285	221,741
Shares redeemed	(355,732)	(83,515)	(5,782,952)	(1,262,211)
Net increase (decrease)	1,097,654	436,299	$ 17,657,923	$ 6,419,752

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2015	2014 A	2015	2014 A
Mega Cap Stock
Shares sold	107,166,467	53,817,396	$ 1,752,258,464	$ 817,611,772
Reinvestment of distributions	8,630,508	4,142,626	136,563,203	61,008,516
Shares redeemed	(92,388,644) B	(46,852,676)	(1,518,515,214) B	(705,756,204)
Net increase (decrease)	23,408,331	11,107,346	$ 370,306,453	$ 172,864,084
Institutional Class
Shares sold	22,065,940 C	19,497,644	$ 358,328,832 C	$ 301,200,514
Reinvestment of distributions	376,861	626,527	5,974,450	9,201,440
Shares redeemed	(52,444,350)	(2,047,800)	(848,059,899)	(31,155,657)
Net increase (decrease)	(30,001,549)	18,076,371	$ (483,756,617)	$ 279,246,297
Class Z
Shares sold	143,767	6,988	$ 2,363,066	$ 100,000
Reinvestment of distributions	309	150	4,878	2,215
Shares redeemed	(4,443)	-	(74,446)	-
Net increase (decrease)	139,633	7,138	$ 2,293,498	$ 102,215

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to June 30, 2014

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

C Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Mega Cap Stock	08/10/15	08/07/15	$0.126	$0.264

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $78,890,606, or, if subsequently determined to be different, the net capital gain of such year.

Mega Cap Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mega Cap Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GII-UANN-0815
1.787733.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Series Growth & Income Fund

Fidelity Series Growth & Income Fund

Class F

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Growth & Income Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Life of fund A
Fidelity® Series Growth & Income Fund B	5.21%	16.71%
Class F B	5.37%	16.91%

A From December 6, 2012.

B Prior to August 1, 2013, Fidelity® Series Growth & Income Fund was named Fidelity Series Mega Cap Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Growth & Income Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the benchmark S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the S&P 500®, positioning in health care hurt most, especially a non-benchmark stake in U.K.-based GlaxoSmithKline. The firm struggled amid some company-specific challenges and a weaker British pound. As the stock's valuation fell, I meaningfully increased our stake. Also in health care, we were hurt by not owning Gilead Sciences, a strong-performing benchmark component. Stock picking in energy detracted, especially Canada's Suncor Energy, a non-benchmark holding that was held back by lower oil prices and a surge in the U.S. dollar against the Canadian dollar. The fund's overweighting in integrated energy company Chevron hurt, although my decision to largely avoid its larger competitor, Exxon Mobil, added value. Exxon Mobil was sold by period end. Also adding value was stock picking in the financials sector, notably a sizable position in JPMorgan Chase, our largest holding and a company that provided what I considered a compelling risk/reward trade-off. My picks in the retailing industry added to relative performance, led by positions in home-improvement retailers Target and Lowe's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Series Growth and Income	.62%
Actual		$ 1,000.00	$ 1,016.30	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.11
Class F	.47%
Actual		$ 1,000.00	$ 1,016.60	$ 2.35
HypotheticalA		$ 1,000.00	$ 1,022.46	$ 2.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.5	4.2
Apple, Inc.	3.6	3.6
General Electric Co.	3.4	3.1
Microsoft Corp.	2.9	3.1
Citigroup, Inc.	2.7	2.3
Bank of America Corp.	2.6	2.3
Target Corp.	2.3	2.4
Comcast Corp. Class A (special) (non-vtg.)	2.0	2.0
Procter & Gamble Co.	2.0	2.2
Chevron Corp.	2.0	2.4
	28.0
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	20.6
Information Technology	21.0	19.6
Industrials	12.9	13.3
Health Care	10.5	9.3
Consumer Discretionary	9.8	10.8
Asset Allocation (% of fund's net assets)
As of June 30, 2015 *		As of December 31, 2014 **
	Stocks 98.5%		Stocks 98.9%
	Convertible Securities 1.0%		Convertible Securities 0.9%
	Other Investments 0.0%†		Other Investments 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	11.8%	** Foreign investments	12.0%

† Amount represents less than 0.1%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.2%
Harley-Davidson, Inc.	265,800	$ 14,977,830
Diversified Consumer Services - 0.3%
H&R Block, Inc.	1,056,475	31,324,484
Hotels, Restaurants & Leisure - 1.2%
Interval Leisure Group, Inc.	108,792	2,485,897
Las Vegas Sands Corp.	600,200	31,552,514
Yum! Brands, Inc.	882,755	79,518,570
		113,556,981
Household Durables - 0.3%
Tupperware Brands Corp.	372,800	24,060,512
Leisure Products - 0.1%
Mattel, Inc.	512,000	13,153,280
Media - 4.3%
Comcast Corp. Class A (special) (non-vtg.)	3,172,500	190,159,650
Scripps Networks Interactive, Inc. Class A	371,214	24,266,259
Sinclair Broadcast Group, Inc. Class A (e)	1,034,823	28,881,910
Time Warner, Inc.	1,339,777	117,109,908
Viacom, Inc. Class B (non-vtg.)	640,000	41,369,600
		401,787,327
Multiline Retail - 2.3%
Dillard's, Inc. Class A	27,200	2,861,168
Target Corp.	2,650,775	216,382,763
		219,243,931
Specialty Retail - 1.1%
Lowe's Companies, Inc.	1,579,100	105,752,327
TOTAL CONSUMER DISCRETIONARY		923,856,672
CONSUMER STAPLES - 8.7%
Beverages - 2.9%
Diageo PLC	1,780,387	51,559,634
Molson Coors Brewing Co. Class B	148,900	10,394,709
PepsiCo, Inc.	585,600	54,659,904
SABMiller PLC	617,713	32,068,014
The Coca-Cola Co.	3,283,718	128,820,257
		277,502,518
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.1%
CVS Health Corp.	655,500	$ 68,748,840
Walgreens Boots Alliance, Inc.	405,893	34,273,605
		103,022,445
Household Products - 2.0%
Procter & Gamble Co.	2,420,700	189,395,568
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	100,900	8,743,994
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	961,659	104,099,587
Imperial Tobacco Group PLC	293,925	14,164,316
Philip Morris International, Inc.	1,185,266	95,022,775
Reynolds American, Inc.	468,700	34,993,142
		248,279,820
TOTAL CONSUMER STAPLES		826,944,345
ENERGY - 8.8%
Energy Equipment & Services - 1.1%
Ensco PLC Class A	1,802,100	40,132,767
Oceaneering International, Inc.	788,200	36,722,238
Schlumberger Ltd.	359,307	30,968,670
		107,823,675
Oil, Gas & Consumable Fuels - 7.7%
Apache Corp.	1,042,041	60,052,823
Chevron Corp.	1,912,535	184,502,251
ConocoPhillips Co.	824,700	50,644,827
EQT Midstream Partners LP	186,200	15,182,748
Foresight Energy LP	248,600	3,157,220
Golar LNG Ltd.	712,200	33,330,960
Imperial Oil Ltd.	1,685,500	65,112,390
Kinder Morgan, Inc.	655,900	25,180,001
Legacy Reserves LP	1,213,600	10,400,552
Markwest Energy Partners LP	1,227,968	69,232,836
PrairieSky Royalty Ltd. (h)	631,900	15,941,689
Suncor Energy, Inc.	4,576,100	126,035,100
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
The Williams Companies, Inc.	1,029,457	$ 59,080,537
Williams Partners LP	155,386	7,525,344
		725,379,278
TOTAL ENERGY		833,202,953
FINANCIALS - 22.7%
Banks - 15.4%
Bank of America Corp.	14,715,805	250,463,001
Citigroup, Inc.	4,543,783	250,998,573
Comerica, Inc.	664,800	34,117,536
Commerce Bancshares, Inc.	284,800	13,320,096
Fifth Third Bancorp	1,053,100	21,925,542
First Republic Bank	82,800	5,218,884
FirstMerit Corp.	667,500	13,904,025
JPMorgan Chase & Co.	6,232,154	422,290,754
Lloyds Banking Group PLC	4,038,400	5,420,339
M&T Bank Corp.	237,900	29,720,847
PNC Financial Services Group, Inc.	573,224	54,828,876
Regions Financial Corp.	3,677,100	38,094,756
Standard Chartered PLC (United Kingdom)	3,451,867	55,267,972
SunTrust Banks, Inc.	2,102,500	90,449,550
U.S. Bancorp	2,135,339	92,673,713
UMB Financial Corp.	219,400	12,510,188
Wells Fargo & Co.	1,090,199	61,312,792
		1,452,517,444
Capital Markets - 5.1%
Charles Schwab Corp.	1,842,081	60,143,945
Greenhill & Co., Inc.	65,200	2,694,716
Invesco Ltd.	136,400	5,113,636
KKR & Co. LP	2,338,362	53,431,572
Morgan Stanley	1,653,700	64,147,023
Northern Trust Corp.	919,851	70,331,807
Oaktree Capital Group LLC Class A	305,600	16,251,808
State Street Corp.	1,963,036	151,153,772
The Blackstone Group LP	977,600	39,954,512
TPG Specialty Lending, Inc.	1,244,800	21,161,600
		484,384,391
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.1%
IntercontinentalExchange Group, Inc.	59,825	$ 13,377,468
Insurance - 1.5%
Brown & Brown, Inc.	205,500	6,752,730
Marsh & McLennan Companies, Inc.	389,607	22,090,717
MetLife, Inc.	1,490,787	83,469,164
Principal Financial Group, Inc.	646,600	33,164,114
		145,476,725
Real Estate Investment Trusts - 0.3%
American Tower Corp.	25,500	2,378,895
First Potomac Realty Trust	236,931	2,440,389
Lamar Advertising Co. Class A	80,500	4,627,140
Sabra Health Care REIT, Inc.	283,700	7,302,438
WP Carey, Inc.	167,500	9,872,450
		26,621,312
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. (a)	689,400	7,845,372
Radian Group, Inc.	996,164	18,688,037
		26,533,409
TOTAL FINANCIALS		2,148,910,749
HEALTH CARE - 9.7%
Biotechnology - 1.8%
Amgen, Inc.	668,819	102,677,093
Biogen, Inc. (a)	129,500	52,310,230
Intercept Pharmaceuticals, Inc. (a)	46,600	11,248,308
		166,235,631
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	551,849	27,084,749
Ansell Ltd.	354,030	6,580,228
Medtronic PLC	624,536	46,278,118
St. Jude Medical, Inc.	200,300	14,635,921
Zimmer Biomet Holdings, Inc.	376,800	41,157,864
		135,736,880
Health Care Providers & Services - 1.6%
Cardinal Health, Inc.	259,600	21,715,540
Express Scripts Holding Co. (a)	242,700	21,585,738
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	386,647	$ 86,922,112
Patterson Companies, Inc.	480,960	23,398,704
		153,622,094
Pharmaceuticals - 4.9%
AbbVie, Inc.	237,400	15,950,906
Astellas Pharma, Inc.	1,002,800	14,302,303
GlaxoSmithKline PLC sponsored ADR	2,690,500	112,059,325
Johnson & Johnson	1,694,670	165,162,538
Novartis AG sponsored ADR	303,830	29,878,642
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,780,884	105,250,244
Theravance, Inc. (e)	1,081,514	19,542,958
		462,146,916
TOTAL HEALTH CARE		917,741,521
INDUSTRIALS - 12.9%
Aerospace & Defense - 2.3%
Meggitt PLC	4,109,900	30,118,621
Rolls-Royce Group PLC	199,300	2,724,406
The Boeing Co.	847,641	117,584,760
United Technologies Corp.	583,400	64,716,562
		215,144,349
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	85,300	5,321,867
FedEx Corp.	73,400	12,507,360
PostNL NV (a)	5,810,700	25,828,021
United Parcel Service, Inc. Class B	1,250,845	121,219,389
		164,876,637
Airlines - 0.2%
Copa Holdings SA Class A	267,300	22,076,307
Building Products - 0.2%
Lennox International, Inc.	157,900	17,004,251
Commercial Services & Supplies - 0.7%
ADT Corp. (e)	1,228,600	41,244,102
KAR Auction Services, Inc.	695,185	25,999,919
		67,244,021
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.8%
Emerson Electric Co.	713,800	$ 39,565,934
Hubbell, Inc. Class B	336,703	36,458,201
		76,024,135
Industrial Conglomerates - 3.4%
General Electric Co.	11,964,056	317,884,968
Machinery - 0.9%
Deere & Co.	344,500	33,433,725
Donaldson Co., Inc.	300,100	10,743,580
IMI PLC	765,400	13,529,641
Joy Global, Inc.	136,400	4,937,680
Pentair PLC	148,900	10,236,875
Valmont Industries, Inc.	59,000	7,013,330
Xylem, Inc.	93,100	3,451,217
		83,346,048
Professional Services - 0.1%
Acacia Research Corp.	536,945	4,709,008
Road & Rail - 2.1%
CSX Corp.	2,680,808	87,528,381
J.B. Hunt Transport Services, Inc.	728,488	59,801,580
Kansas City Southern	297,100	27,095,520
Norfolk Southern Corp.	317,734	27,757,242
		202,182,723
Trading Companies & Distributors - 0.5%
Watsco, Inc.	385,247	47,670,464
TOTAL INDUSTRIALS		1,218,162,911
INFORMATION TECHNOLOGY - 20.9%
Communications Equipment - 3.0%
Cisco Systems, Inc.	4,996,833	137,213,034
QUALCOMM, Inc.	2,388,500	149,591,755
		286,804,789
Internet Software & Services - 2.9%
Google, Inc.:
Class A (a)	237,209	128,102,348
Class C	209,165	108,872,474
Yahoo!, Inc. (a)	839,742	32,993,463
		269,968,285
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 5.7%
Cognizant Technology Solutions Corp. Class A (a)	543,818	$ 33,221,842
Fidelity National Information Services, Inc.	307,900	19,028,220
IBM Corp.	637,794	103,743,572
Leidos Holdings, Inc.	71,700	2,894,529
MasterCard, Inc. Class A	1,201,600	112,325,568
Paychex, Inc.	2,287,241	107,225,858
The Western Union Co.	1,224,700	24,898,151
Unisys Corp. (a)	1,103,674	22,062,443
Visa, Inc. Class A	1,743,600	117,082,740
		542,482,923
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Corp. Class A	881,960	45,412,120
Marvell Technology Group Ltd.	1,173,500	15,472,598
Maxim Integrated Products, Inc.	600,400	20,758,830
		81,643,548
Software - 3.6%
Microsoft Corp.	6,102,517	269,426,126
Oracle Corp.	1,721,069	69,359,081
		338,785,207
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	2,764,560	346,744,938
EMC Corp.	3,127,200	82,526,808
First Data Holdings, Inc. Class B (i)	6,283,849	29,596,929
		458,868,675
TOTAL INFORMATION TECHNOLOGY		1,978,553,427
MATERIALS - 3.5%
Chemicals - 2.9%
Airgas, Inc.	544,032	57,547,705
E.I. du Pont de Nemours & Co.	432,431	27,653,962
LyondellBasell Industries NV Class A	88,600	9,171,872
Monsanto Co.	891,621	95,037,882
Potash Corp. of Saskatchewan, Inc.	923,700	28,605,857
Syngenta AG (Switzerland)	131,503	53,656,107
Tronox Ltd. Class A	459,450	6,721,754
		278,395,139
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.1%
Packaging Corp. of America	128,400	$ 8,023,716
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	1,847,200	34,394,864
Paper & Forest Products - 0.1%
Domtar Corp.	167,500	6,934,500
International Paper Co.	49,900	2,374,741
		9,309,241
TOTAL MATERIALS		330,122,960
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
TDC A/S	756,600	5,547,955
Verizon Communications, Inc.	2,655,023	123,750,622
		129,298,577
UTILITIES - 0.1%
Electric Utilities - 0.1%
Southern Co.	247,500	10,370,250
TOTAL COMMON STOCKS (Cost $8,307,611,121)		9,317,164,365
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(i)	81,101	40,250
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	216,177	77,201,130
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $67,509,197)		77,241,380
Convertible Bonds - 0.2%
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Tesla Motors, Inc. 1.25% 3/1/21		$ 4,360,000	$ 4,264,625
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 5% 10/15/18 (i)		2,532,749	2,085,390
Peabody Energy Corp. 4.75% 12/15/41		13,140,000	2,217,375
			4,302,765
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19 (f)		6,430,000	5,746,813
TOTAL CONVERTIBLE BONDS (Cost $22,923,535)			14,314,203
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $5,175,497)	EUR	3,370,000	4,012,040
Money Market Funds - 1.0%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	41,266,421	41,266,421
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	48,752,300	48,752,300
TOTAL MONEY MARKET FUNDS (Cost $90,018,721)		90,018,721
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $8,493,238,071)		9,502,750,709
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(48,482,005)
NET ASSETS - 100%		$ 9,454,268,704
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,758,853 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $31,722,569 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 5% 10/15/18	10/16/13 - 4/15/15	$ 2,532,749
First Data Holdings, Inc. Class B	6/26/14	$ 25,135,396
NJOY, Inc. Series D	2/14/14	$ 1,372,724
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,364
Fidelity Securities Lending Cash Central Fund	661,399
Total	$ 732,763
Other Information

The following is a summary of the inputs used, as of June 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 923,896,922	$ 923,856,672	$ -	$ 40,250
Consumer Staples	826,944,345	775,384,711	51,559,634	-
Energy	833,202,953	833,202,953	-	-
Financials	2,148,910,749	2,143,490,410	5,420,339	-
Health Care	994,942,651	994,942,651	-	-
Industrials	1,218,162,911	1,218,162,911	-	-
Information Technology	1,978,553,427	1,948,956,498	-	29,596,929
Materials	330,122,960	276,466,853	53,656,107	-
Telecommunication Services	129,298,577	129,298,577	-	-
Utilities	10,370,250	10,370,250	-	-
Corporate Bonds	14,314,203	-	14,314,203	-
Preferred Securities	4,012,040	-	4,012,040	-
Money Market Funds	90,018,721	90,018,721	-	-
Total Investments in Securities:	$ 9,502,750,709	$ 9,344,151,207	$ 128,962,323	$ 29,637,179
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.2%
United Kingdom	4.7%
Canada	2.5%
Israel	1.1%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value (including securities loaned of $47,517,367) - See accompanying schedule: Unaffiliated issuers (cost $8,403,219,350)	$ 9,412,731,988
Fidelity Central Funds (cost $90,018,721)	90,018,721
Total Investments (cost $8,493,238,071)		$ 9,502,750,709
Cash		20,897
Foreign currency held at value (cost $100,321)		100,321
Receivable for investments sold		40,180,794
Receivable for fund shares sold		1,462,354
Dividends receivable		15,445,306
Interest receivable		49,762
Distributions receivable from Fidelity Central Funds		74,660
Other receivables		494,291
Total assets		9,560,579,094

Liabilities
Payable for investments purchased
Regular delivery	$ 24,960,890
Delayed delivery	1,446,157
Payable for fund shares redeemed	26,805,313
Accrued management fee	3,612,752
Other affiliated payables	638,348
Other payables and accrued expenses	94,630
Collateral on securities loaned, at value	48,752,300
Total liabilities		106,310,390

Net Assets		$ 9,454,268,704
Net Assets consist of:
Paid in capital		$ 8,163,851,403
Undistributed net investment income		40,722,733
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		240,198,207
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,009,496,361
Net Assets		$ 9,454,268,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2015

Series Growth and Income: Net Asset Value, offering price and redemption price per share ($3,849,840,933 ÷ 281,644,204 shares)	$ 13.67

Class F: Net Asset Value, offering price and redemption price per share ($5,604,427,771 ÷ 409,345,141 shares)	$ 13.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 231,373,496
Interest		976,406
Income from Fidelity Central Funds		732,763
Total income		233,082,665

Expenses
Management fee	$ 42,779,126
Transfer agent fees	6,439,590
Accounting and security lending fees	1,279,248
Custodian fees and expenses	215,687
Independent trustees' compensation	39,718
Registration fees	(7,840)
Audit	68,738
Legal	23,551
Interest	7,970
Miscellaneous	63,133
Total expenses before reductions	50,908,921
Expense reductions	(181,391)	50,727,530
Net investment income (loss)		182,355,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	342,633,989
Foreign currency transactions	102,700
Total net realized gain (loss)		342,736,689
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,813,516)
Assets and liabilities in foreign currencies	(22,703)
Total change in net unrealized appreciation (depreciation)		(27,836,219)
Net gain (loss)		314,900,470
Net increase (decrease) in net assets resulting from operations		$ 497,255,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 182,355,135	$ 127,465,789
Net realized gain (loss)	342,736,689	229,496,304
Change in net unrealized appreciation (depreciation)	(27,836,219)	792,735,792
Net increase (decrease) in net assets resulting from operations	497,255,605	1,149,697,885
Distributions to shareholders from net investment income	(172,781,038)	(91,176,470)
Distributions to shareholders from net realized gain	(249,011,603)	(123,990,338)
Total distributions	(421,792,641)	(215,166,808)
Share transactions - net increase (decrease)	107,748,414	6,107,960,785
Total increase (decrease) in net assets	183,211,378	7,042,491,862

Net Assets
Beginning of period	9,271,057,326	2,228,565,464
End of period (including undistributed net investment income of $40,722,733 and undistributed net investment income of $46,483,923, respectively)	$ 9,454,268,704	$ 9,271,057,326

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Growth & Income

Years ended June 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.24	.09
Net realized and unrealized gain (loss)	.43	2.29	1.45
Total from investment operations	.68	2.53	1.54
Distributions from net investment income	(.24)	(.21)	(.01)
Distributions from net realized gain	(.36)	(.27)	-
Total distributions	(.59) J	(.48)	(.01)
Net asset value, end of period	$ 13.67	$ 13.58	$ 11.53
Total ReturnB, C	5.21%	22.40%	15.41%
Ratios to Average Net Assets E, H
Expenses before reductions	.63%	.66%	.78%A
Expenses net of fee waivers, if any	.63%	.66%	.78%A
Expenses net of all reductions	.63%	.66%	.77%A
Net investment income (loss)	1.82%	1.87%	1.42% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,849,841	$ 3,910,455	$ 1,000,854
Portfolio turnover rateF	40%	53% I	80% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to June 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.59 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.359 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended June 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 11.54	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.27	.26	.10
Net realized and unrealized gain (loss)	.44	2.29	1.45
Total from investment operations	.71	2.55	1.55
Distributions from net investment income	(.26)	(.23)	(.01)
Distributions from net realized gain	(.36)	(.27)	-
Total distributions	(.62)	(.49) J	(.01)
Net asset value, end of period	$ 13.69	$ 13.60	$ 11.54
Total ReturnB, C	5.37%	22.61%	15.53%
Ratios to Average Net Assets E, H
Expenses before reductions	.47%	.48%	.59%A
Expenses net of fee waivers, if any	.47%	.48%	.59%A
Expenses net of all reductions	.47%	.48%	.58%A
Net investment income (loss)	1.98%	2.04%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,604,428	$ 5,360,603	$ 1,227,712
Portfolio turnover rateF	40%	53% I	80% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to June 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.49 per share is comprised of distributions from net investment income of $.228 and distributions from net realized gain of $.266 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Series Growth & Income Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth & Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain conversion ratio adjustments, equity debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,375,656,902
Gross unrealized depreciation	(372,045,480)
Net unrealized appreciation (depreciation) on securities	$ 1,003,611,422

Tax Cost	$ 8,499,139,287

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 86,769,639
Undistributed long-term capital gain	$ 210,428,584
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,003,605,040

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 337,775,763	$ 215,166,808
Long-term Capital Gains	84,016,878	-
Total	$ 421,792,641	$ 215,166,808

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,739,293,092 and $3,920,669,651, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Growth & Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth & Income	$ 6,439,590.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62,318 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,890,600.34%		$ 7,970

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,874 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $661,399. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $114,206 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $226.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses, including certain Series Growth & Income expenses, during the period in the amount of $66,959.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2015	2014
From net investment income
Series Growth & Income	$ 67,539,753	$ 37,541,666
Class F	105,241,285	53,634,804
Total	$ 172,781,038	$ 91,176,470
From net realized gain
Series Growth & Income	$ 102,877,130	$ 54,222,177
Class F	146,134,473	69,768,161
Total	$ 249,011,603	$ 123,990,338

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2015	2014	2015	2014
Series Growth & Income
Shares sold	23,010,887	242,743,841A	$ 311,637,225	$ 3,040,662,355A
Reinvestment of distributions	12,747,874	7,325,735	170,416,883	91,763,843
Shares redeemed	(42,122,480)	(48,854,269)	(572,546,193)	(623,276,343)
Net increase (decrease)	(6,363,719)	201,215,307	$ (90,492,085)	$ 2,509,149,855
Class F
Shares sold	60,319,132	330,002,977A	$ 817,713,355	$ 4,146,555,651A
Reinvestment of distributions	18,770,984	9,833,824	251,375,758	123,402,965
Shares redeemed	(63,950,478)	(51,994,506)	(870,848,614)	(671,147,686)
Net increase (decrease)	15,139,638	287,842,295	$ 198,240,499	$ 3,598,810,930

A Amount includes in-kind exchanges.

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Series Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Growth & Income Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Growth & Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Growth & Income Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2012 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Series Growth & Income	08/10/15	08/07/15	$0.362
Class F	08/10/15	08/07/15	$0.362

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2015, $253,591,393, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Series Growth & Income designates 33%, 32%, 57%, 57% and 100%; and Class F designates 31%, 32%, 52%, 55% and 100% of the dividends distributed in July, August, October, December and April, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Growth & Income designates 48%, 45%, 66%, 65% and 100%; and Class F designates 44%, 45%, 60%, 63% and 100% of the dividends distributed in July, August, October, December and April, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MHT-ANN-0815
1.951035.102
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments June 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Proxy Voting Results

Fidelity Fifty®

Annual Report

June 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Fifty®	3.63%	17.20%	7.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fifty® on June 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained roughly in line with historical averages for the 12 months ending June 30, 2015, maintaining an uptrend from the 2009 lows and continuing to hold appeal over bonds. The S&P 500® Index returned 7.42%, with growth stocks in the index outperforming value-oriented names on prospects for stronger U.S. economic growth. Small-caps slightly trailed large-caps, but outperformed in the latter half of the period, partly due to their lower exposure to the relative strength of the U.S. dollar. For the full period, the small-cap Russell 2000® Index and the growth-oriented Nasdaq Composite Index® rose 6.49% and 14.44%, respectively. Within the S&P 500®, sector performance was mixed: seven of 10 notched a gain, with significant performance variation. Health care (+24%) led the way, driven partly by merger activity. Consumer discretionary (+16%) benefited from consumer spending linked to a near-seven-year low in unemployment. Conversely, utilities (-3%) declined amid rising longer-term interest rates late in the period that made the sector less attractive to income-oriented investors. Energy (-22%) performed worst, due to a collapse in crude-oil prices that hurt industry profits in the latter half of 2014. At period end, investors focused on whether a debt crisis in Greece and an economic slowdown in China might create ripples for markets and the economy.

Comments from Portfolio Manager Stephen DuFour: For the year, the fund lagged the S&P 500®. Versus the benchmark, positioning in the weak-performing energy sector detracted the most, followed by investment choices in consumer discretionary and stock picks in industrials. Individual disappointments included exploration and production companies Cabot Oil & Gas and Newfield Exploration, overweightings that declined as energy prices plunged. Elsewhere, underexposure to consumer technology leader Apple hurt, as strong sales for the i-Phone® 6 smartphone helped drive the stock higher. By contrast, security selection in consumer staples and information technology and positioning in health care aided relative performance. Standouts included Zebra Technologies and CVS Health. Zebra, which makes devices that print and read barcode labels, benefited as a recent acquisition helped drive stronger-than-expected earnings. Shares of drug retailer CVS Health gained from good execution, positive earnings and a stock buyback. Zebra was not in the index, and CVS Health was a top holding.

Note to shareholders: On June 9, 2015, shareholders approved a proposal to merge Fidelity Fifty® into Fidelity® Focused Stock Fund. The merger was completed after the close of business on July 24, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 to June 30, 2015
Actual	.78%	$ 1,000.00	$ 1,045.30	$ 3.96
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
McGraw Hill Financial, Inc.	6.5	5.6
Adobe Systems, Inc.	5.7	5.4
Zebra Technologies Corp. Class A	5.3	2.5
CVS Health Corp.	4.9	5.2
Gilead Sciences, Inc.	4.9	4.1
Allergan PLC	4.8	3.3
UnitedHealth Group, Inc.	3.8	1.6
Facebook, Inc. Class A	3.4	2.1
Biogen, Inc.	3.3	0.1
Intuit, Inc.	2.8	2.6
	45.4
Top Five Market Sectors as of June 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.8	25.0
Health Care	23.2	18.3
Financials	17.3	19.4
Consumer Discretionary	8.7	8.5
Consumer Staples	8.6	5.2
Asset Allocation (% of fund's net assets)
As of June 30, 2015*		As of December 31, 2014**
	Stocks 99.5%		Stocks 98.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 2.0%
* Foreign investments	6.9%	** Foreign investments	5.8%

Annual Report

Investments June 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.7%
Household Durables - 2.0%
Whirlpool Corp.	83,000	$ 14,363,150
Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (a)	39,000	16,929,510
Media - 2.2%
The Walt Disney Co.	133,000	15,180,620
Specialty Retail - 1.6%
Home Depot, Inc.	104,000	11,557,520
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. Class B	33,000	3,564,660
TOTAL CONSUMER DISCRETIONARY		61,595,460
CONSUMER STAPLES - 8.6%
Beverages - 0.9%
Constellation Brands, Inc. Class A (sub. vtg.)	56,000	6,497,120
Food & Staples Retailing - 4.9%
CVS Health Corp.	335,000	35,134,800
Food Products - 1.2%
Post Holdings, Inc. (a)	51,000	2,750,430
The Hain Celestial Group, Inc. (a)	88,000	5,795,680
		8,546,110
Personal Products - 1.6%
Estee Lauder Companies, Inc. Class A	127,000	11,005,820
TOTAL CONSUMER STAPLES		61,183,850
ENERGY - 5.6%
Oil, Gas & Consumable Fuels - 5.6%
Cabot Oil & Gas Corp.	393,300	12,404,682
EQT Corp.	119,000	9,679,460
Marathon Petroleum Corp.	252,000	13,182,120
Newfield Exploration Co. (a)	137,000	4,948,440
		40,214,702
FINANCIALS - 17.3%
Banks - 6.7%
JPMorgan Chase & Co.	187,000	12,671,120
SVB Financial Group (a)	106,000	15,261,880
Wells Fargo & Co.	353,000	19,852,720
		47,785,720
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - 1.1%
Ameriprise Financial, Inc.	62,000	$ 7,745,660
Diversified Financial Services - 8.4%
McGraw Hill Financial, Inc.	464,000	46,608,801
Moody's Corp.	122,000	13,171,120
		59,779,921
Real Estate Investment Trusts - 1.1%
American Tower Corp.	85,000	7,929,650
TOTAL FINANCIALS		123,240,951
HEALTH CARE - 23.2%
Biotechnology - 10.0%
Biogen, Inc. (a)	58,000	23,428,520
Celgene Corp. (a)	37,000	4,282,195
Gilead Sciences, Inc.	298,000	34,889,840
Intercept Pharmaceuticals, Inc. (a)	36,477	8,804,818
		71,405,373
Health Care Equipment & Supplies - 1.9%
The Cooper Companies, Inc.	73,327	13,050,006
Health Care Providers & Services - 3.8%
UnitedHealth Group, Inc.	220,000	26,840,000
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	700	152,852
Pharmaceuticals - 7.5%
Allergan PLC (a)	112,220	34,054,281
Bristol-Myers Squibb Co.	43,000	2,861,220
Prestige Brands Holdings, Inc. (a)	356,300	16,475,312
		53,390,813
TOTAL HEALTH CARE		164,839,044
INDUSTRIALS - 4.2%
Airlines - 3.6%
Alaska Air Group, Inc.	258,500	16,655,155
Spirit Airlines, Inc. (a)	148,400	9,215,640
		25,870,795
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.6%
Deere & Co.	44,000	$ 4,270,200
TOTAL INDUSTRIALS		30,140,995
INFORMATION TECHNOLOGY - 28.8%
Electronic Equipment & Components - 5.3%
Zebra Technologies Corp. Class A (a)	339,000	37,645,950
Internet Software & Services - 5.5%
Alibaba Group Holding Ltd. sponsored ADR	44,000	3,619,880
Facebook, Inc. Class A (a)	281,400	24,134,271
Google, Inc. Class A (a)	20,700	11,178,828
		38,932,979
IT Services - 6.5%
Cognizant Technology Solutions Corp. Class A (a)	144,000	8,796,960
MasterCard, Inc. Class A	202,000	18,882,960
Visa, Inc. Class A	277,000	18,600,550
		46,280,470
Semiconductors & Semiconductor Equipment - 2.0%
Avago Technologies Ltd.	25,000	3,323,250
NXP Semiconductors NV (a)	85,000	8,347,000
Skyworks Solutions, Inc.	29,000	3,018,900
		14,689,150
Software - 8.5%
Adobe Systems, Inc. (a)	500,025	40,507,025
Intuit, Inc.	199,000	20,053,230
		60,560,255
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	55,000	6,898,375
TOTAL INFORMATION TECHNOLOGY		205,007,179
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Level 3 Communications, Inc. (a)	82,000	4,318,940
UTILITIES - 2.5%
Independent Power and Renewable Electricity Producers - 1.4%
Dynegy, Inc. (a)	340,384	9,956,232
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.1%
NiSource, Inc.	173,000	$ 7,887,070
TOTAL UTILITIES		17,843,302
TOTAL COMMON STOCKS (Cost $637,868,648)		708,384,423
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 0.15% (b) (Cost $4,580,093)	4,580,093	4,580,093
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $642,448,741)		712,964,516
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,001,163)
NET ASSETS - 100%		$ 711,963,353
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,390
Fidelity Securities Lending Cash Central Fund	16,393
Total	$ 36,783
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		June 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $637,868,648)	$ 708,384,423
Fidelity Central Funds (cost $4,580,093)	4,580,093
Total Investments (cost $642,448,741)		$ 712,964,516
Cash		65,125
Receivable for investments sold		4,749,381
Receivable for fund shares sold		274,981
Dividends receivable		92,373
Distributions receivable from Fidelity Central Funds		863
Other receivables		21,934
Total assets		718,169,173

Liabilities
Payable for investments purchased	$ 5,095,282
Payable for fund shares redeemed	615,109
Accrued management fee	309,608
Other affiliated payables	133,690
Other payables and accrued expenses	52,131
Total liabilities		6,205,820

Net Assets		$ 711,963,353
Net Assets consist of:
Paid in capital		$ 646,529,028
Distributions in excess of net investment income		(19)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,080,526)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,514,870
Net Assets, for 23,355,774 shares outstanding		$ 711,963,353
Net Asset Value, offering price and redemption price per share ($711,963,353 ÷ 23,355,774 shares)		$ 30.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2015

Investment Income
Dividends		$ 6,905,618
Income from Fidelity Central Funds		36,783
Total income		6,942,401

Expenses
Management fee
Basic fee	$ 4,112,290
Performance adjustment	(744,004)
Transfer agent fees	1,403,201
Accounting and security lending fees	263,808
Custodian fees and expenses	39,554
Independent trustees' compensation	3,255
Registration fees	22,231
Audit	51,991
Legal	3,646
Shareholder Reports fees	322,662
Miscellaneous	5,448
Total expenses before reductions	5,484,082
Expense reductions	(70,272)	5,413,810
Net investment income (loss)		1,528,591
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,578,602
Foreign currency transactions	3,728
Total net realized gain (loss)		26,582,330
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,146,186)
Assets and liabilities in foreign currencies	(154)
Total change in net unrealized appreciation (depreciation)		(2,146,340)
Net gain (loss)		24,435,990
Net increase (decrease) in net assets resulting from operations		$ 25,964,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,528,591	$ (1,206,032)
Net realized gain (loss)	26,582,330	171,822,205
Change in net unrealized appreciation (depreciation)	(2,146,340)	9,995,236
Net increase (decrease) in net assets resulting from operations	25,964,581	180,611,409
Distributions to shareholders from net investment income	(437,341)	-
Share transactions
Proceeds from sales of shares	29,156,214	57,920,748
Reinvestment of distributions	425,045	-
Cost of shares redeemed	(136,991,662)	(111,976,261)
Net increase (decrease) in net assets resulting from share transactions	(107,410,403)	(54,055,513)
Total increase (decrease) in net assets	(81,883,163)	126,555,896

Net Assets
Beginning of period	793,846,516	667,290,620
End of period (including distributions in excess of net investment income of $19 and distributions in excess of net investment income of $760,067, respectively)	$ 711,963,353	$ 793,846,516
Other Information Shares
Sold	991,038	2,124,009
Issued in reinvestment of distributions	14,287	-
Redeemed	(4,626,377)	(4,165,726)
Net increase (decrease)	(3,621,052)	(2,041,717)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 29.43	$ 23.00	$ 19.09	$ 18.97	$ 13.95
Income from Investment Operations
Net investment income (loss) B	.06	(.04)	.04	.05	.06
Net realized and unrealized gain (loss)	1.01	6.47	3.94	.12	5.05
Total from investment operations	1.07	6.43	3.98	.17	5.11
Distributions from net investment income	(.02)	-	(.07)	(.05)	(.09)
Net asset value, end of period	$ 30.48	$ 29.43	$ 23.00	$ 19.09	$ 18.97
Total ReturnA	3.63%	27.96%	20.89%	.93%	36.71%
Ratios to Average Net AssetsC, E
Expenses before reductions	.73%	.83%	.83%	.94%	.71%
Expenses net of fee waivers, if any	.73%	.83%	.83%	.94%	.71%
Expenses net of all reductions	.72%	.83%	.80%	.92%	.69%
Net investment income (loss)	.20%	(.16)%	.20%	.26%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 711,963	$ 793,847	$ 667,291	$ 671,834	$ 825,367
Portfolio turnover rate D	187%	197%	246%	277%	257%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2015

1. Organization.

Fidelity Fifty (the Fund) is a non-diversified fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective after the close of business on October 12, 2012, the Fund was closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,177,862
Gross unrealized depreciation	(13,664,565)
Net unrealized appreciation (depreciation) on securities	$ 69,513,297

Tax Cost	$ 643,451,219

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (4,078,048)
Net unrealized appreciation (depreciation) on securities and other investments	$ 69,512,392

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (4,078,048)

The tax character of distributions paid was as follows:

	June 30, 2015	June 30, 2014
Ordinary Income	$ 437,341	$ -

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,371,427,355 and $1,477,144,400, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,611 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $14,316.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,121 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $16,393. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $52,494 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $127.

In addition, the investment adviser reimbursed and/or waived a portion of the Fund's operating expenses during the period in the amount of $17,651.

9. Reorganization.

Subsequent to period end, on July 24, 2015, the Fidelity Focused Stock Fund ("Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Fund pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("the Board"). The reorganization was accomplished by an exchange of shares of the Acquiring Fund for the shares then outstanding of the Fund at their respective net asset value on the reorganization date. The reorganization provides shareholders of the Fund access to larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Fund's net assets of $718,222,341, including securities of $719,256,448, were combined with the Acquiring Fund's net assets of $1,371,722,533 for total net assets after the reorganization of $2,089,944,874.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse

Annual Report

experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 9, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Fifty to Fidelity Focused Stock Fund in exchange solely for shares of beneficial interest of Fidelity Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities, in complete liquidation of Fidelity Fifty.

	# of Votes	% of Votes
Affirmative	345,650,219.80	88.238
Against	22,599,944.89	5.769
Abstain	23,474,229.47	5.993
TOTAL	391,724,394.16	100.000

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FMR Co., Inc.

FMR Investment Management (U.K.)
Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FIF-ANN-0815
1.705709.117

Item 2. Code of Ethics

As of the end of the period, June 30, 2015, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Growth & Income Fund, Fidelity Fifty, Fidelity Fund, Fidelity Growth Discovery Fund, Fidelity Mega Cap Stock Fund and Fidelity Series Growth & Income Fund (the "Funds"):

Services Billed by PwC

June 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Growth & Income Fund	$40,000	$-	$10,700	$2,200
Fidelity Fifty	$44,000	$-	$4,300	$2,000
Fidelity Fund	$66,000	$-	$4,100	$3,700
Fidelity Growth Discovery Fund	$45,000	$-	$4,300	$2,200
Fidelity Mega Cap Stock Fund	$45,000	$-	$5,800	$3,000
Fidelity Series Growth & Income Fund	$50,000	$-	$11,100	$5,100

June 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Growth & Income Fund	$38,000	$-	$3,600	$1,900
Fidelity Fifty	$39,000	$-	$4,000	$1,800
Fidelity Fund	$66,000	$-	$4,200	$3,900
Fidelity Growth Discovery Fund	$43,000	$-	$3,600	$1,900
Fidelity Mega Cap Stock Fund	$48,000	$-	$3,400	$2,600
Fidelity Series Growth & Income Fund	$45,000	$-	$3,400	$3,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	June 30, 2015A	June 30, 2014A
Audit-Related Fees	$4,075,000	$6,795,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	June 30, 2015 A	June 30, 2014 A
PwC	$5,410,000	$8,285,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 27, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	August 27, 2015